                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                           REGISTRATION STATEMENT NO.:333-142235

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-142235) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[Merrill Lynch LOGO]                                      [Bank of America LOGO]

[PNCBANK LOGO]                                                      [DEXIA LOGO]

[CAPMARK LOGO]

                      STRUCTURAL AND COLLATERAL TERM SHEET
                           $814,758,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1
CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A, CLASS AF-A,
                              CLASS AM, CLASS AM-A,
                             CLASS AJ AND CLASS AJ-A

                      MERRILL LYNCH MORTGAGE TRUST 2008-C1
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      BANK OF AMERICA, NATIONAL ASSOCIATION
                        DEXIA REAL ESTATE CAPITAL MARKETS
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                         PNC BANK, NATIONAL ASSOCIATION
                      GENERAL ELECTRIC CAPITAL CORPORATION
                              CAPMARK FINANCE INC.
                        Mortgage Loan Sellers & Sponsors

                           MIDLAND LOAN SERVICES, INC.
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      BANK OF AMERICA, NATIONAL ASSOCIATION
                                Master Servicers

                           MIDLAND LOAN SERVICES, INC.
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                     Certificate Administrator and Custodian

                         U.S. BANK NATIONAL ASSOCIATION
                                     Trustee

                                  MAY 15, 2008

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS THAT IS CONTRARY TO THE INFORMATION
CONTAINED IN THIS MATERIAL. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING
THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE
SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR
TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom or top of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                               BANC OF AMERICA SECURITIES LLC

CITI                                                     PNC CAPITAL MARKETS LLC

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

STRUCTURAL OVERVIEW

OFFERED CERTIFICATES

                                                             APPROX.
                                                 APPROX.    PERCENTAGE
       EXPECTED RATINGS      INITIAL         TOTAL INITIAL  OF INITIAL     WEIGHTED      PRINCIPAL   ASSUMED FINAL
      ------------------   CERTIFICATE          CREDIT       MORTGAGE       AVERAGE        WINDOW     DISTRIBUTION
CLASS FITCH MOODY'S S&P PRINCIPAL BALANCE(1)    SUPPORT    POOL BALANCE LIFE (YEARS)(2)  (MONTHS)(2)     DATE(2)    RATE TYPE
------------------------------------------------------------------------------------------------------------------------------

  A-1  AAA    Aaa   AAA      $ 18,179,000         30.000%      1.916%        2.38          1 - 50         Aug-12        (3)
  A-2  AAA    Aaa   AAA      $ 55,593,000         30.000%      5.859%        4.32           50-52         Oct-12        (3)
  A-3  AAA    Aaa   AAA      $ 65,593,000         30.000%      6.913%        6.19           74-78         Dec-14        (3)
 A-SB  AAA    Aaa   AAA      $ 32,365,000         30.000%      3.411%        6.52          52-104         Feb-17        (3)
  A-4  AAA    Aaa   AAA      $326,361,000         30.000%     34.398%        9.21         104-114         Dec-17        (3)
 A-1A  AAA    Aaa   AAA      $ 43,777,000         30.000%      4.614%        8.74           1-114         Dec-17        (3)
 AF-A  AAA    Aaa   AAA      $150,000,000         14.125%     15.810%        4.17           50-50         Aug-12        (3)
  AM   AAA    Aaa   AAA      $ 71,156,000         20.000%      7.500%        9.52         114-115         Jan-18        (3)
 AM-A  AAA    Aaa   AAA      $  6,254,000         20.000%      0.659%        9.57         114-115         Jan-18        (3)
  AJ   AAA    Aaa   AAA      $ 41,805,000         14.125%      4.406%        9.58         115-115         Jan-18        (3)
 AJ-A  AAA    Aaa   AAA      $  3,675,000         14.125%      0.387%        9.58         115-115         Jan-18        (3)

NON-OFFERED CERTIFICATES(5)

                               INITIAL                       APPROX.
                            CERTIFICATE       APPROX.      PERCENTAGE
        EXPECTED RATINGS  PRINCIPAL BALANCE TOTAL INITIAL  OF INITIAL      WEIGHTED     PRINCIPAL   ASSUMED FINAL
       ------------------   OR NOTIONAL        CREDIT      MORTGAGE        AVERAGE       WINDOW    DISTRIBUTION
 CLASS FITCH MOODY'S S&P       AMOUNT(1)      SUPPORT     POOL BALANCE LIFE (YEARS)(2) (MONTHS)(2)     DATE(2)    RATE TYPE
---------------------------------------------------------------------------------------------------------------------------

  B      AA+    Aa1   AA+   $ 10,673,000        13.000%       1.125%         9.58         115-115      Jan-18       (3)
  C      AA     Aa2   AA    $ 11,860,000        11.750%       1.250%         9.58         115-115      Jan-18       (3)
  D      AA-    Aa3   AA-   $  8,302,000        10.875%       0.875%         9.58         115-115      Jan-18       (3)
  E      A+     A1    A+    $  8,301,000        10.000%       0.875%         9.58         115-115      Jan-18       (3)
  F       A     A2     A    $  9,488,000         9.000%       1.000%         9.58         115-115      Jan-18       (3)
  G      A-     A3    A-    $  9,488,000         8.000%       1.000%         9.58         115-115      Jan-18       (3)
  H     BBB+   Baa1  BBB+   $ 10,674,000         6.875%       1.125%         9.62         115-116      Feb-18       (3)
  J      BBB   Baa2  BBB    $ 11,859,000         5.625%       1.250%         9.67         116-116      Feb-18       (3)
  K     BBB-   Baa3  BBB-   $ 10,674,000         4.500%       1.125%         9.67         116-116      Feb-18       (3)
  L      BB+    Ba1   BB+   $  8,302,000         3.625%       0.875%         9.67         116-116      Feb-18       (3)
  M      BB     Ba2   BB    $  3,558,000         3.250%       0.375%         9.67         116-116      Feb-18       (3)
  N      BB-    Ba3   BB-   $  3,557,000         2.875%       0.375%         9.67         116-116      Feb-18       (3)
  P      B+     B1    B+    $  3,558,000         2.500%       0.375%         9.67         116-116      Feb-18       (3)
  Q       B     B2     B    $  2,372,000         2.250%       0.250%         9.67         116-116      Feb-18       (3)
  S      B-     B3    B-    $  3,558,000         1.875%       0.375%         9.69         116-117      Mar-18       (3)
  T      NR     NR    NR    $ 17,790,134         0.000%       1.875%        10.84         117-234      Dec-27       (3)
  X      AAA    Aaa  AAA    $948,772,134(4)        N/A          N/A          N/A             N/A       Dec-27     Variable

(1)  In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)  As of the cut-off date the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other Modeling Assumptions that will be described in the offering prospectus.

(3)  The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AF-A,
     AM, AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T
     certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, as described in the offering prospectus) or (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, as described in the offering prospectus) less a specified percentage.

(4)  The class X certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the interest accrued on the notional amount of the class X certificates, as described in the offering prospectus.

(5)  Not offered pursuant to the offering prospectus or this term sheet. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates. The non-offered certificates also include one or more classes of REMIC residual certificates, none of which have certificate principal balances or pass-through rates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       1

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

TRANSACTION TERMS

ISSUE TYPE           Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                     Class A-SB, Class A-4, Class A-1A, Class AF-A, Class AM,
                     Class AM-A, Class AJ and Class AJ-A certificates are
                     offered publicly. All other certificates will be privately placed with qualified institutional buyers, institutional
                     accredited investors or non-U.S. persons in accordance with
                     Regulation S.

CUT-OFF DATE         References in this term sheet to the "cut-off date" mean,
                     with respect to each mortgage loan that has its first due
                     date in or prior to June 2008, the related due date of that mortgage loan in June 2008 or, with respect to those
                     mortgage loans, if any, that have their respective first
                     payment dates after June 2008, the later of June 1, 2008
                     and its date of origination.

OFFERING TERMS       The commercial mortgage backed securities referred to in
                     this term sheet, and the mortgage pool backing them, are
                     subject to modification or revision (including the
                     possibility that one or more classes of securities may be
                     split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
                     "when, as and if issued" basis. You understand that, when
                     you are considering the purchase of these securities, a
                     contract of sale will come into being no sooner than the
                     date on which the relevant class has been priced and we
                     have confirmed the allocation of securities to be made to
                     you. Any "indications of interest" expressed by you, and
                     any "soft circles" generated by us, will not create binding contractual obligations for you or us.

MORTGAGE POOL        The mortgage pool consists of 92 mortgage loans with an
                     aggregate initial mortgage pool balance of $948,772,134,
                     subject to a variance of plus or minus 5.0%. The mortgage
                     loans are secured by 401 mortgaged real properties located throughout 39 states.

LOAN GROUPS          For purposes of making distributions to the class A-1, A-2,
                     A-3, A-SB, A-4, A-1A, AF-A, AM, AM-A, AJ and AJ-A
                     certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group
                     2. Loan group 2 will further be deemed to be subdivided
                     into two subgroups, loan subgroup 2a and loan subgroup 2b.
                     Loan group 1 will consist of 80 mortgage loans,
                     representing approximately 78.5% of the initial mortgage
                     pool balance, that are secured by the various property
                     types that make up the collateral for those mortgage loans;
                     loan subgroup 2a will consist of 11 mortgage loans,
                     representing approximately 5.7% of the initial mortgage
                     pool balance, that are secured by multifamily and
                     manufactured housing community properties (approximately
                     26.4% of the total cut-off date principal balance of all
                     the mortgage loans secured by multifamily and manufactured housing community properties); and loan subgroup 2b will
                     consist of one mortgage loan secured by manufactured
                     housing community properties, representing approximately
                     15.8% of the initial mortgage pool balance.

ISSUING ENTITY       Merrill Lynch Mortgage Trust 2008-C1

DEPOSITOR            Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN        Bank of America, National Association ("BofA") .....   25.6% of the initial mortgage pool balance
SELLERS/SPONSORS     Dexia Real Estate Capital Markets ("Dexia") ........   23.3% of the initial mortgage pool balance
                     Merrill Lynch Mortgage Lending, Inc. ("MLML") ......   23.2% of the initial mortgage pool balance
                     PNC Bank, National Association ("PNC") .............   18.5% of the initial mortgage pool balance
                     General Electric Capital Corporation ("GECC") ......   5.8% of the initial mortgage pool balance
                     Capmark Finance Inc. ("Capmark") ...................   3.7% of the initial mortgage pool balance

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

UNDERWRITERS         Merrill Lynch, Pierce, Fenner & Smith Incorporated Banc of
                     America Securities LLC Citigroup Global Markets Inc. PNC
                     Capital Markets LLC

CERTIFICATE          LaSalle Bank National Association
ADMINISTRATOR/
CUSTODIAN

TRUSTEE              U.S. Bank National Association

MASTER SERVICERS     Midland Loan Services, Inc., with respect to the mortgage
                     loans sold to the depositor by MLML, PNC, GECC and Capmark subject to the discussion below regarding the mortgage loan known as Farallon Portfolio.

                     Bank of America, National Association with respect to
                     mortgage loans sold to the depositor by BofA subject to the discussion below regarding the mortgage loans known as
                     Arundel Mills and Apple Hotel Portfolio.

                     Wachovia Bank, National Association with respect to the
                     loans sold to the depositor by Dexia.

                     With respect to the mortgage loan known as Farallon
                     Portfolio, KeyCorp Real Estate Capital Markets, Inc. will
                     directly service such mortgage loan pursuant to the pooling and servicing agreement governing the ML-CFC Commercial
                     Mortgage Trust 2007-8, Commercial Mortgage Pass-Through
                     Certificates, Series 2007-8 securitization (the "ML-CFC
                     2007-8 Securitization").

                     With respect to the mortgage loan known as Arundel Mills,
                     Bank of America, National Association will directly service such mortgage loan pursuant to the pooling and servicing
                     agreement governing the Banc of America Commercial Mortgage
                     Trust 2007-4, Commercial Mortgage Pass-Through
                     Certificates, Series 2007-4 securitization (the "BACM
                     2007-4 Securitization").

                     With respect to the mortgage loan known as Apple Hotel
                     Portfolio, Wells Fargo Bank, National Association will
                     directly service such mortgage loan pursuant to the pooling and servicing agreement governing the Morgan Stanley
                     Capital I Trust 2008-TOP29, Commercial Mortgage
                     Pass-Through Certificates, Series 2008-TOP29 securitization
                     (the "MSCI 2008-TOP29 Securitization").

SPECIAL SERVICER     Midland Loan Services, Inc.
                     However, with respect to the mortgage loan known as
                     Farallon Portfolio, the special servicer will be LNR
                     Partners, Inc. pursuant to the pooling and servicing
                     agreement governing the ML-CFC 2007-8 Securitization; with respect to the mortgage loan known as Arundel Mills, the
                     special servicer will be Midland Loan Services, Inc.
                     pursuant to the pooling and servicing agreement governing
                     the BACM 2007-4 Securitization; and with respect to the
                     mortgage loan known as Apple Hotel Portfolio, the special
                     servicer will be Centerline Servicing Inc. pursuant to the pooling and servicing agreement governing the MSCI
                     2008-TOP29 Securitization.

RATING AGENCIES      Fitch, Inc.

                     Moody's Investors Service, Inc.

                     Standard & Poor's Ratings Services, a division of The
                     McGraw-Hill Companies, Inc.

DENOMINATIONS        $25,000 minimum for the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

CLOSING DATE         On or about June 12, 2008.

SETTLEMENT TERMS     Book-entry through DTC for all offered certificates.

DETERMINATION DATE   For any distribution date, the eighth day of each month, or if such day is not a business day, the business day
                     immediately following, beginning in July 2008, except that in the case of certain mortgage loans, the applicable
                     master servicer may make its determination as to the
                     collections received as of a different date during each
                     month.

DISTRIBUTION DATE    The fourth business day following the related Determination
                     Date, beginning in July 2008.

DAY COUNT            All classes will accrue interest on a 30/360 basis.

INTEREST             Each class of offered certificates will be entitled on each
DISTRIBUTIONS        distribution date to interest accrued during the prior
                     calendar month at its pass-through rate for such
                     distribution date on the outstanding certificate balance or notional amount of such class immediately prior to such
                     distribution date. Interest on the offered certificates
                     will be calculated on the basis of twelve 30-day months and a 360-day year.

                     Subject to available funds, distributions of interest will be made with respect to the following classes of
                     certificates in the following order on each distribution
                     date: first, to the class A-1, A-2, A-3, A-SB, A-4, A-1A
                     and X certificates and the senior component of the class
                     AF-A certificates, pro rata and pari passu; second, to the class AM and AM-A certificates and the mezzanine component of the class AF-A certificates, pro rata and pari passu;
                     third, to the class AJ and AJ-A certificates and the junior component of the class AF-A certificates, pro rata and pari passu; and then to the respective remaining classes of
                     certificates with principal balances, sequentially in
                     alphabetical order of class designation. In general,
                     payments of interest in respect of the class A-1, A-2, A-3,
                     A-SB, A-4, AM and AJ certificates will be made out of
                     available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A,
                     AM-A and AJ-A certificates will be made out of available
                     funds attributable to the mortgage loans in loan subgroup
                     2a, payments of interest in respect of the class AF-A
                     certificates will be made out of available funds
                     attributable to the mortgage loan in loan subgroup 2b, and payments of interest in respect of the class X certificates will be made out of available funds attributable to
                     mortgage loans in both loan groups (including any related
                     loan sub-groups). However, if the application of available funds as described in the preceding sentence would result
                     in an interest shortfall to any of the class A-1, A-2, A-3,
                     A-SB, A-4, A-1A and X certificates and the senior component of the class AF-A certificates, then payments of interest
                     will be made with respect to those classes and that
                     component on a pro rata (based on amount of interest
                     payable) and pari passu basis without regard to loan
                     groups. Similarly, if the application of available funds
                     would result in an interest shortfall to any of the class
                     AM and AM-A certificates and the mezzanine component of the class AF-A certificates, then payments of interest will be made with respect to those classes and that component on a pro rata (based on amount of interest payable) and pari
                     passu basis without regard to loan groups. Similarly, if
                     the application of available funds would result in an
                     interest shortfall to any of the class AJ and AJ-A
                     certificates and the junior component of the class AF-A
                     certificates, then payments of interest will be made with
                     respect to those classes and that component on a pro rata
                     (based on amount of interest payable) and pari passu basis without regard to loan groups.

PRINCIPAL            Except as described below, principal will be distributed on
DISTRIBUTIONS        each distribution date, to the extent of available funds,
                     to the most senior class of sequential pay certificates
                     outstanding until its certificate balance is reduced to
                     zero. Payments of principal will generally be made, to the extent of available

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                     funds (i) to the class A-1, A-2, A-3, A-SB, A-4, AM and AJ certificates, in that order, in an amount equal to the
                     funds received or advanced with respect to principal on
                     mortgage loans in loan group 1 and, if the principal
                     balances of the class A-1A, AM-A, AJ-A and AF-A
                     certificates have been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of
                     the subject class of certificates is reduced to zero, (ii)
                     to the class A-1A, AM-A and AJ-A certificates, in that
                     order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan
                     subgroup 2a and, if the principal balances of the class
                     AF-A certificates have been reduced to zero, the funds
                     received or advanced with respect to principal on the
                     mortgage loan in loan subgroup 2b and, if the principal
                     balances of the class A-4, AM and AJ certificates have been reduced to zero, a pro rata share (based on the proportion of the total principal balance of the class A-1A, AM-A and
                     AJ-A certificates to the total principal balance of the
                     class A-1A, AM-A, AJ-A and AF-A certificates) of the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balances of the class A-1A, AM-A and AJ-A certificates are reduced to zero and (iii) to the senior, mezzanine and junior components of the class AF-A certificates, in that order, in an amount
                     equal to the funds received or advanced with respect to
                     principal on the mortgage loan in loan subgroup 2b and, if the principal balances of the class A-1A, AM-A and AJ-A
                     certificates have been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan subgroup 2a, and if the principal balances of the
                     class A-4, AM and AJ certificates have been reduced to
                     zero, a pro rata share (based on the proportion of the
                     total principal balance of the class AF-A certificates to
                     the total principal balance of the class A-1A, AM-A, AJ-A
                     and AF-A certificates) of the funds received or advanced
                     with respect to principal on mortgage loans in loan group
                     1, until the principal balance of the class AF-A
                     certificates is reduced to zero.

                     Notwithstanding the foregoing, but subject to the
                     discussion in the next paragraph, on any distribution date as of which the principal balance of the class A-SB
                     certificates is required to be paid down to its scheduled
                     principal balance for that distribution date in accordance with a specified schedule that will be annexed to the
                     offering prospectus, distributions of principal will be
                     made, to the extent of available funds, to reduce the
                     principal balance of the class A-SB certificates to its
                     scheduled principal balance for the subject distribution
                     date, out of the funds received or advanced with respect to principal on the mortgage loans in loan group 1 (prior to
                     any distributions of principal from those loan group 1
                     funds to any other class of certificates on that
                     distribution date) and, after the principal balances of the class A-1A, AM-A, AJ-A and AF-A certificates have been
                     reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2
                     (prior to any distributions of principal therefrom with
                     respect to the class A-1, A-2, A-3 and A-4 certificates on that distribution date).

                     If, due to losses, the certificate balances of the class AM and AM-A certificates and the mezzanine component of the
                     class AF-A certificates through class T certificates are
                     reduced to zero, payments of principal to the class A-1,
                     A-2, A-3, A-SB, A-4 and A-1A certificates and the senior
                     component of the class AF-A certificates (to the extent
                     that any two or more of these classes are outstanding) will be made on a pro rata and pari passu basis. Similarly, if
                     due to losses, the certificate balances of the class AJ and
                     AJ-A certificates and the junior component of the class
                     AF-A certificates through class T certificates are reduced to zero, payments of principal to the class AM and AM-A
                     certificates and the mezzanine component of the class AF-A certificates (to the extent that any two or more of these
                     classes are outstanding) will be made on a pro rata and
                     pari passu basis, provided however that no principal
                     payment may be made to the class AM and AM-A certificates
                     and the mezzanine component of the class AF-A certificates until the principal balances of the class A-1, A-2, A-3,
                     A-SB, A-4 and A-1A certificates and the senior component of the class AF-A certificates are reduced to zero. Similarly, if, due to losses, the certificate balances of the class B through class T certificates are

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                     reduced to zero, payments of principal to the class AJ and
                     AJ-A certificates and the junior component of the class
                     AF-A certificates (to the extent that any two or more of
                     these classes are outstanding) will be made on a pro rata
                     and pari passu basis, provided however that no principal
                     payment may be made to the class AJ and AJ-A certificates
                     and the junior component of the class AF-A certificates
                     until the principal balances of the class A-1, A-2, A-3,
                     A-SB, A-4, A-1A, AM and AM-A certificates and the senior
                     and mezzanine components of the class AF-A certificates are reduced to zero.

                     Following retirement of the class A-1, A-2, A-3, A-SB, A-4,
                     A-1A, AF-A, AM, AM-A, AJ and AJ-A certificates, amounts
                     distributable as principal will be distributed on each
                     distribution date, to the extent of available funds to the class B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T
                     certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES               Losses realized on the mortgage loans and certain
                     default-related and other unanticipated expenses, if any,
                     will be allocated to the class T, S, Q, P, N, M, L, K, J,
                     H, G, F, E, D, C and B certificates, in that order, and
                     then, on a pro rata and pari passu basis, to the class AJ
                     and AJ-A certificates and the junior component of the class
                     AF-A certificates, and then, on a pro rata and pari passu
                     basis, to the class AM and AM-A certificates and the
                     mezzanine component of the class AF-A certificates, and
                     then, on a pro rata and pari passu basis, to the class A-1,
                     A-2, A-3, A-SB, A-4 and A-1A certificates and the senior
                     component of the class AF-A certificates.

PREPAYMENT           Any prepayment premiums or yield maintenance charges
PREMIUMS AND         collected from borrowers will be distributed as described
YIELD MAINTENANCE    below to certificate holders on the distribution date
CHARGES              following the collection period in which the prepayment
                     premium or yield maintenance charge was received. On each
                     distribution date, the holders of each class of offered
                     certificates and the class B, C, D, E, F, G, H, J and K
                     certificates then entitled to principal distributions (to
                     the extent such prepayment premium or yield maintenance
                     charge is collected from mortgage loans in the loan group
                     or loan sub-group, as applicable, from which such class of certificates is receiving payments of principal) will be
                     entitled to a portion of prepayment premiums or yield
                     maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges,
                     net of workout fees and principal recovery fees payable
                     therefrom, and (b) a fraction, which in no event may be
                     greater than 1.0, the numerator of which is equal to the
                     excess, if any, of the pass-through rate of such class of
                     certificates over the relevant discount rate, and the
                     denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over
                     the relevant discount rate, and (c) a fraction, the
                     numerator of which is equal to the amount of principal
                     distributable to such class of certificates on that
                     distribution date, and the denominator of which is equal to the total principal distribution amount for that
                     distribution date; provided that, if any of the class A-4,
                     AM or AJ certificates on the one hand and the class A-1A,
                     AM-A or AJ-A certificates on the other hand were
                     outstanding (or for so long as either or both of those two groups of certificates, on the one hand, and the class AF-A certificates, on the other hand, were outstanding) prior to any distributions on such distribution date, then the
                     number in clause (c) will be a fraction, the numerator of
                     which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group or loan subgroup that
                     includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal
                     distribution amount for such distribution date that is
                     attributable to the loan group or loan subgroup that
                     includes the prepaid mortgage loan.

                     The portion, if any, of the prepayment premiums or yield
                     maintenance charges remaining after any payments described above will be distributed to the holders of the class X
                     certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                    All prepayment premiums and yield maintenance charges
                    payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to
                    certain expenses of the trust fund and losses realized in
                    respect of the mortgage loans previously allocated to any
                    class of certificates.

ADVANCES            The applicable master servicer (solely with respect to those mortgage loans as to which it is acting as master servicer)
                    and, if it fails to do so, the trustee, will be obligated to make P&I advances and (except as described below) servicing advances, including advances of delinquent property taxes
                    and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances,
                    subject to appraisal reductions (which are described below)
                    that may occur.

                    Notwithstanding the foregoing, in case of the Farallon
                    Portfolio, Arundel Mills and Apple Hotel Portfolio mortgage loans, the master servicer under the pooling and servicing agreement pursuant to which one or more of the related
                    non-trust loans were securitized will be responsible for
                    making servicing advances with respect to the underlying
                    mortgaged real property. See "Master Servicers" above and
                    "Loan Combinations" below.

APPRAISAL           If any of certain adverse events or circumstances described
REDUCTIONS          in the offering prospectus occur or exist with respect to
                    any mortgage loan or the mortgaged real property for any
                    mortgage loan, that mortgage loan will be considered a
                    "required appraisal loan". An appraisal reduction amount
                    will generally equal the amount, if any, by which the
                    principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan)
                    exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including
                    letters of credit) held as additional collateral with
                    respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the
                    interest portion of any P&I advance for such loan will be
                    reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                    A required appraisal loan will generally cease to be a
                    required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such
                    mortgage loan to be a required appraisal loan. In the case of a mortgage loan that is part of a loan combination, the entire subject loan combination will be treated as a
                    required appraisal loan and any resulting appraisal
                    reduction amount will be allocated among the loans
                    comprising the subject loan combination.

OPTIONAL            Each master servicer, the special servicer and certain
TERMINATION         certificate holders will have the option to terminate the
                    trust and retire the then outstanding certificates, in whole but not in part, and purchase the remaining assets of the
                    trust on or after the distribution date on which the stated
                    principal balance of the mortgage loans is less than
                    approximately 1.0% of the initial mortgage pool balance.
                    Such purchase price will generally be at a price equal to
                    the unpaid aggregate principal balance of the mortgage
                    loans, plus accrued and unpaid interest and certain other
                    additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following
                    foreclosure.

                    In addition, if, following the date on which the total
                    principal balances of the class A-1, A-2, A-3, A-SB, A-4,
                    A-1A, AF-A, AM, AM-A, AJ, AJ-A, B, C, D, E and F
                    certificates are reduced to zero, all of the remaining
                    certificates, except the class R-I and R-II certificates,
                    are held by the same certificate holder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining
                    certificates, except the class R-I and R-II certificates,
                    for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS   The most subordinate class of principal balance certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided,

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       7

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                    however, that if no such class of principal balance
                    certificates satisfies such requirement, the controlling
                    class of certificates will be the most subordinate class of principal balance certificates with a class certificate
                    balance greater than zero. Other than with respect to trust mortgage loans that are part of a loan combination and are described below, the holder(s) of certificates representing a majority interest in the controlling class will have the right, subject to the limitations and conditions described in the offering prospectus, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

LOAN COMBINATIONS   Six (6) mortgage loans are, in each case, part of a group of loans (sometimes referred to as a "loan combination")
                    comprised of two or more mortgage loans that are obligations of the same borrower, only one of which will be transferred to the issuing entity. The remaining mortgage loan(s) in a loan combination (sometimes referred to as "non-trust
                    loans") will not be transferred to the issuing entity,
                    however all of the mortgage loans in the subject loan
                    combination are together secured by the same mortgage
                    instrument(s) encumbering the same mortgaged real property or properties. In the case of each such loan combination,
                    the mortgage loan(s) that will not be transferred to the
                    issuing entity will be subordinate and/or pari passu in
                    right of payment to or with the mortgage loan in the same
                    loan combination that has been transferred to the issuing
                    entity, to the extent set forth in the related co-lender or intercreditor agreement. All of the mortgage loans
                    comprising a given loan combination are cross-defaulted with each other. Pursuant to one or more co-lender or similar
                    agreements, a holder (or holders) of a particular non-trust loan (or group of non-trust loans), may have various rights and powers that affect the related mortgage loan in that
                    loan combination, including the right to cure defaults with respect to, or to purchase, the mortgage loan in that loan combination, as well as the right to advise and direct, and in some cases replace, the applicable servicer.

                    In the case of three of the above-referenced loan
                    combinations, one or more of the related non-trust loans
                    have been deposited into the mortgage pool for separate
                    securitization transactions. As a result, (i) the Farallon
                    Portfolio trust mortgage loan, which represents 15.8% of the initial mortgage pool balance and 100% of the initial loan subgroup 2b balance, is being serviced pursuant to the
                    pooling and servicing agreement relating to the ML-CFC
                    2007-8 Securitization, (ii) the Arundel Mills trust mortgage loan, which represents 6.8% of the initial mortgage pool
                    balance and 8.6% of the initial loan group 1 balance, is
                    being serviced pursuant to the pooling and servicing
                    agreement relating to the BACM 2007-4 Securitization, and
                    (iii) the Apple Hotel Portfolio trust mortgage loan, which represents 6.7% of the initial mortgage pool balance and
                    8.5% of the initial loan group 1 balance, is being serviced pursuant to the pooling and servicing agreement relating to the MSCI 2008-TOP29 Securitization.

ERISA               The offered certificates are expected to be eligible for
                    purchase by employee benefit plans and other plans or
                    arrangements, subject to certain conditions.

SMMEA               The offered certificates will not be "mortgage related
                    securities" for the purposes of the Secondary Mortgage
                    Market Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       8

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

CONTACTS

                             MERRILL LYNCH, PIERCE,
                           FENNER & SMITH INCORPORATED

                                   John Regan
                             (212) 449-0603 (Phone)
                              (212) 449-7684 (Fax)

                                    Max Baker
                             (212) 449-3860 (Phone)
                              (212) 738-1491 (Fax)

                                  David Rodgers
                             (212) 449-3611 (Phone)
                              (212) 449-7684 (Fax)

                                    Joe Cuomo
                             (212) 449-3766 (Phone)
                              (212) 449-7684 (Fax)

                             PNC CAPITAL MARKETS LLC

                                  Scott Holmes
                             (704) 551-2847 (Phone)
                              (704) 643-2088 (Fax)

                         BANC OF AMERICA SECURITIES LLC

                                 Geordie Walker
                             (704) 388-1597 (Phone)
                              (704) 388-9677 (Fax)

                                 Chris Springer
                             (704) 388-1597 (Phone)
                              (704) 388-9677 (Fax)

                          CITIGROUP GLOBAL MARKETS INC.

                                Paul Vanderslice
                             (212) 723-6156 (Phone)
                              (212) 723-8599 (Fax)

                                  Angela Vleck
                             (212) 816-8087 (Phone)
                              (212) 816-8307 (Fax)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       9

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination includes the related pari passu non-trust loan and excludes the related B-note non-trust loan (except with respect to the Farallon Portfolio Loan, in which case the subordinate B-notes in the trust and the subordinate non-trust B-notes are included in the statistical information, unless otherwise specified). With respect to certain mortgage loans, the debt service coverage ratios and/or cut-off date loan-to-value ratios were calculated assuming the application of a holdback amount, a cash reserve and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions, including assumptions regarding the financial performance or value of the related mortgaged real property on a "stabilized" basis. For such mortgage loans, the information herein is not based on the actual "as-is" information. See the description of the ten largest mortgage loans that follow and "Annex
A-1--Certain Characteristics of the Mortgage Loans" in the offering prospectus.
Unless otherwise specified, the information contained in this paragraph, where applicable, applies to the information contained in the charts in this
Structural and Collateral Term Sheet.

GENERAL CHARACTERISTICS

                                                                             ALL MORTGAGE      LOAN         LOAN          LOAN
                                                                                LOANS         GROUP 1    SUBGROUP 2A   SUBGROUP 2B
                                                                            ------------------------------------------------------

Total cut-off date principal balance (IPB) ................................ $948,772,134   $745,065,415  $53,706,720  $150,000,000
Number of pooled mortgage loans ...........................................           92             80           11             1
Number of mortgaged properties ............................................          401            113           15           273
Percentage of investment grade loans ......................................          0.0%           0.0%         0.0%          0.0%
Average cut-off date principal balance ....................................   10,312,741      9,313,318    4,882,429   150,000,000
Largest cut-off date principal balance ....................................  150,000,000     64,166,667   12,100,000   150,000,000
Smallest cut-off date principal balance ...................................      935,952        935,952    1,000,000   150,000,000
Weighted average mortgage interest rate ...................................       6.3105%        6.2756%      6.4893%       6.4194%
Highest mortgage interest rate ............................................       6.9500%        6.9500%      6.8300%       6.4194%
Lowest mortgage interest rate .............................................       4.9003%        4.9003%      5.8500%       6.4194%
Number of cross-collateralized mortgage loans .............................            0              0            0             0
Cross-collateralized mortgage loans as % of IPB ...........................          0.0%           0.0%         0.0%          0.0%
Number of multi property mortgage loans ...................................            8              6            1             1
Multi-property mortgage loans as a % of IPB ...............................         30.9%          17.9%        17.9%        100.0%
Weighted average underwritten debt service coverage ratio .................         1.37x          1.36x        1.40x         1.43x
Maximum underwritten debt service coverage ratio ..........................         2.13x          1.87x        2.13x         1.43x
Minimum underwritten debt service coverage ratio ..........................         1.08x          1.08x        1.21x         1.43x
Weighted average cut-off date loan-to-value ratio .........................         70.4%          68.8%        66.7%         79.7%
Maximum cut-off date loan-to-value ratio ..................................         80.1%          80.1%        79.4%         79.7%
Minimum cut-off date loan-to-value ratio ..................................         26.2%          43.4%        26.2%         79.7%
Weighted average remaining term to maturity or anticipated repayment date
 (months) .................................................................           97            106          110            50
Maximum remaining term to maturity or anticipated repayment date (months)..          234            234          116            50
Minimum remaining term to maturity or anticipated repayment date (months)..           50             50           76            50
Weighted average remaining amortization term (months)(1)...................          356            357          338             0
Maximum remaining amortization term (months)(1)............................          420            420          360             0
Minimum remaining amortization term (months)(1)............................          175            175          234             0

----------
(1)  Excludes mortgage loans that are interest-only for the entire term.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL

              % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE

                      % OF INITIAL
                      MORTGAGE POOL                  MANUFACTURED                              SELF               MIXED
          STATE          BALANCE     RETAIL  OFFICE     HOUSING    HOSPITALITY  MULTIFAMILY  STORAGE  INDUSTRIAL   USE   OTHER  LAND
------------------------------------------------------------------------------------------------------------------------------------

Texas ..............       9.6         1.7     2.1        2.2           2.7         0.9         --        --        --     --    --
California .........       8.8         2.2     4.7         --           1.1          --         --        --        --    0.8    --
   Southern ........       7.4         2.2     4.0         --           0.4          --         --        --        --    0.8    --
   Northern ........       1.4          --     0.7         --           0.7          --         --        --        --     --    --
Maryland ...........       8.5         7.4     0.1         --           1.1          --         --        --        --     --    --
Georgia ............       5.6         1.8     0.3        1.7            --         1.3        0.5        --        --     --    --
Massachusetts ......       5.4         0.2     5.2         --            --          --         --        --        --     --    --
Wisconsin ..........       5.3          --     4.9        0.4            --          --         --        --        --     --    --
Arizona ............       4.7          --     3.3         --           0.6          --         --        --       0.8     --    --
Tennessee ..........       4.5         3.5     0.5        0.1           0.2          --         --        --        --     --   0.2
Kentucky ...........       3.8         2.9      --         --            --         0.9         --        --        --     --    --
New York ...........       3.6         0.8      --        0.6           2.1         0.2         --        --        --     --    --
Washington .........       3.4         0.5      --         --           0.4          --        2.1       0.3        --     --    --
Florida ............       3.4         0.6      --        2.6           0.2          --         --        --        --     --    --
Minnesota ..........       3.2         1.2     2.0         --            --          --         --        --        --     --    --
Illinois ...........       2.6         1.7      --        0.4            --          --         --       0.6        --     --    --
Utah ...............       2.5         0.2      --        1.6            --          --        0.3       0.4        --     --    --
New Mexico .........       2.4         0.4     0.7        0.2           1.1          --         --        --        --     --    --
South Carolina .....       2.2         0.4     1.6        0.3            --          --         --        --        --     --    --
Pennsylvania .......       2.2         1.5      --        0.6            --          --         --        --        --     --    --
Kansas .............       2.1         1.3      --        0.8            --          --         --        --        --     --    --
Virginia ...........       2.1          --     0.7         --           1.4          --         --        --        --     --    --
Indiana ............       2.1         1.0      --        0.5            --          --        0.5        --        --     --    --
Colorado ...........       1.9          --      --        1.5           0.2          --         --       0.3        --     --    --
New Jersey .........       1.9         1.3      --         --           0.6          --         --        --        --     --    --
Nebraska ...........       1.7         0.2     1.4        0.1            --          --         --        --        --     --    --
Ohio ...............       1.4          --      --        1.0           0.1         0.3         --        --        --     --    --
Alaska .............       1.0          --     1.0         --            --          --         --        --        --     --    --
Iowa ...............       0.8          --      --        0.8            --          --         --        --        --     --    --
North Carolina .....       0.7          --      --        0.6            --          --        0.1        --        --     --    --
Oregon .............       0.4          --      --        0.4            --          --         --        --        --     --    --
Wyoming ............       0.4          --      --        0.4            --          --         --        --        --     --    --
Oklahoma ...........       0.4          --      --        0.4            --          --         --        --        --     --    --
Missouri ...........       0.3          --      --        0.3            --          --         --        --        --     --    --
Louisiana ..........       0.2          --      --         --           0.2          --         --        --        --     --    --
Arkansas ...........       0.2         0.1      --        0.1            --          --         --        --        --     --    --
Michigan ...........       0.2          --      --        0.2            --          --         --        --        --     --    --
West Virginia ......       0.2         0.2      --         --            --          --         --        --        --     --    --
Connecticut ........       0.2          --      --         --           0.2          --         --        --        --     --    --
North Dakota .......       0.1          --      --        0.1            --          --         --        --        --     --    --
Idaho ..............       0.1          --      --        0.1            --          --         --        --        --     --    --
                      --------------------------------------------------------------------------------------------------------------
                         100.0%       31.1%   28.4%      17.9%         12.1%        3.5%       3.5%      1.6%      0.8%   0.8%  0.2%
                      ==============================================================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

SELECT CHARACTERISTICS OF MORTGAGE POOL

                                                                      CUT-OFF DATE    % OF INITIAL
                                                        NUMBER OF      PRINCIPAL     MORTGAGE POOL
                                                     MORTGAGE LOANS     BALANCE         BALANCE
                                                     ---------------------------------------------

Interest Only ....................................         17         $381,444,250       40.2%
Single Tenant ....................................         18         $173,302,615       18.3%
Loans > 50% Single Tenant ........................         25         $204,863,847       21.6%
Current Secondary Debt ...........................          9         $372,522,406       39.3%
Future Secondary Debt Permitted ..................         12         $189,826,207       20.0%
Lockbox ..........................................         23         $513,229,281       54.1%
Escrow Type(1)
   TI/LC Reserves(2) .............................         32         $252,543,214       42.9%
   Real Estate Tax ...............................         75         $662,000,177       69.8%
   Insurance .....................................         57         $497,925,323       52.5%
   Replacement Reserves ..........................         56         $568,015,857       59.9%

----------
(1)  Includes only upfront and ongoing reserves.

(2)  TI/LC Reserves are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

SELECT CHARACTERISTICS OF LOAN GROUP 1

                                                                      CUT-OFF DATE   % OF INITIAL
                                                        NUMBER OF      PRINCIPAL     LOAN GROUP 1
                                                     MORTGAGE LOANS     BALANCE        BALANCE
                                                     ---------------------------------------------

Interest Only ....................................          13        $207,044,250      27.8%
Single Tenant ....................................          18        $173,302,615      23.3%
Loans > 50% Single Tenant ........................          25        $204,863,847      27.5%
Current Secondary Debt ...........................           8        $222,522,406      29.9%
Future Secondary Debt Permitted ..................          12        $189,826,207      25.5%
Lockbox ..........................................          22        $363,229,281      48.8%
Escrow Type(1)
   TI/LC Reserves(2) .............................          32        $252,543,214      42.9%
   Real Estate Tax ...............................          64        $460,072,036      61.7%
   Insurance .....................................          50        $321,882,716      43.2%
   Replacement Reserves ..........................          49        $391,973,251      52.6%

----------
(1)  Includes only upfront and ongoing reserves.

(2)  TI/LC Reserves are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

SELECT CHARACTERISTICS OF LOAN SUBGROUP 2A

                                                                      CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL    LOAN SUBGROUP 2A
                                                     MORTGAGE LOANS      BALANCE          BALANCE
                                                     ------------------------------------------------

Interest Only ....................................          3         $24,400,000         45.4%
Single Tenant ....................................        NAP              NAP            NAP
Loans > 50% Single Tenant ........................        NAP              NAP            NAP
Current Secondary Debt ...........................          0         $        --          0.0%
Future Secondary Debt Permitted ..................          0         $        --          0.0%
Lockbox ..........................................          0         $        --          0.0%
Escrow Type(1)
   Real Estate Tax ...............................         10         $51,928,141         96.7%
   Insurance .....................................          6         $26,042,607         48.5%
   Replacement Reserves ..........................          6         $26,042,607         48.5%

----------
(1)  Includes only upfront and ongoing reserves.

SELECT CHARACTERISTICS OF LOAN SUBGROUP 2B

                                                                      CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL    LOAN SUBGROUP 2B
                                                     MORTGAGE LOANS      BALANCE         BALANCE
                                                     ------------------------------------------------

Interest Only ....................................          1         $150,000,000        100.0%
Single Tenant ....................................        NAP              NAP            NAP
Loans > 50% Single Tenant ........................        NAP              NAP            NAP
Current Secondary Debt ...........................          1         $150,000,000        100.0%
Future Secondary Debt Permitted ..................          0         $         --          0.0%
Lockbox ..........................................          1         $150,000,000        100.0%
Escrow Type(1)
 Real Estate Tax .................................          1         $150,000,000        100.0%
 Insurance .......................................          1         $150,000,000        100.0%
 Replacement Reserves ............................          1         $150,000,000        100.0%

----------
(1)  Includes only upfront and ongoing reserves.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

SELECT CHARACTERISTICS OF MORTGAGE POOL

CUT-OFF DATE BALANCE ($)

                                              AGGREGATE      % OF
           RANGE OF                            CUT-OFF      INITIAL     % OF        % OF          % OF
           CUT-OFF              NUMBER OF       DATE       MORTGAGE     LOAN        LOAN          LOAN
        DATE PRINCIPAL           MORTGAGE     PRINCIPAL      POOL     GROUP 1   SUBGROUP 2A   SUBGROUP 2B
         BALANCES ($)             LOANS      BALANCE ($)    BALANCE   BALANCE     BALANCE       BALANCE
---------------------------------------------------------------------------------------------------------

935,952    - 2,999,999 ......      21       $ 40,872,329      4.3%       4.4%       15.3%          0.0%
3,000,000  - 3,999,999 ......      12         40,971,878      4.3%       5.0%        6.9%          0.0%
4,000,000  - 4,999,999 ......       9         40,339,666      4.3%       4.9%        7.4%          0.0%
5,000,000  - 5,999,999 ......       5         27,656,959      2.9%       3.7%        0.0%          0.0%
6,000,000  - 6,999,999 ......       8         51,255,056      5.4%       6.9%        0.0%          0.0%
7,000,000  - 7,999,999 ......       8         61,733,706      6.5%       7.3%       13.9%          0.0%
8,000,000  - 9,999,999 ......      11         99,644,830     10.5%      10.9%       33.9%          0.0%
10,000,000 - 12,999,999......       5         55,922,424      5.9%       5.9%       22.5%          0.0%
13,000,000 - 19,999,999......       7        107,802,368     11.4%      14.5%        0.0%          0.0%
20,000,000 - 49,999,999......       3        145,300,001     15.3%      19.5%        0.0%          0.0%
50,000,000 - 150,000,000.....       3        277,272,917     29.2%      17.1%        0.0%        100.0%
---------------------------------------------------------------------------------------------------------
Total .......................      92       $948,772,134    100.0%     100.0%      100.0%        100.0%
MIN: $935,952                              MAX: $150,000,000                             AVG. $10,312,741
=========================================================================================================

DEBT SERVICE COVERAGE RATIO (X)

                                              AGGREGATE      % OF
                                               CUT-OFF      INITIAL     % OF        % OF          % OF
                                NUMBER OF       DATE       MORTGAGE     LOAN        LOAN          LOAN
                                 MORTGAGE     PRINCIPAL      POOL     GROUP 1   SUBGROUP 2A   SUBGROUP 2B
 RANGE OF DSCRS (X)               LOANS      BALANCE ($)    BALANCE   BALANCE     BALANCE       BALANCE
---------------------------------------------------------------------------------------------------------

1.08 - 1.14 .................        1      $ 64,166,667      6.8%       8.6%        0.0%          0.0%
1.15 - 1.19 .................       11        69,893,503      7.4%       9.4%        0.0%          0.0%
1.20 - 1.29 .................       30       256,971,588     27.1%      33.3%       16.7%          0.0%
1.30 - 1.34 .................        9        64,149,417      6.8%       7.3%       17.9%          0.0%
1.35 - 1.39 .................       12       104,768,752     11.0%      10.8%       45.4%          0.0%
1.40 - 1.44 .................        7       192,761,835     20.3%       4.7%       13.9%        100.0%
1.45 - 1.49 .................        3        12,003,859      1.3%       1.6%        0.0%          0.0%
1.50 - 1.59 .................        7        47,745,172      5.0%       6.4%        0.0%          0.0%
1.60 - 1.99 .................       10       133,047,229     14.0%      17.9%        0.0%          0.0%
2.00 - 2.13 .................        2         3,264,113      0.3%       0.0%        6.1%          0.0%
---------------------------------------------------------------------------------------------------------
Total .......................       92      $948,772,134    100.0%     100.0%      100.0%        100.0%
MIN: 1.08X                                  MAX: 2.13X                                  WTD. AVG. 1.37X
=========================================================================================================

MORTGAGE RATE (%)

                                              AGGREGATE      % OF
                                               CUT-OFF      INITIAL     % OF        % OF          % OF
                                NUMBER OF       DATE       MORTGAGE     LOAN        LOAN          LOAN
          RANGE OF               MORTGAGE     PRINCIPAL      POOL     GROUP 1   SUBGROUP 2A   SUBGROUP 2B
     MORTGAGE RATES (%)           LOANS      BALANCE ($)    BALANCE   BALANCE     BALANCE       BALANCE
---------------------------------------------------------------------------------------------------------

4.9003 - 5.7499 .............       4       $ 35,926,000      3.8%       4.8%        0.0%          0.0%
5.7500 - 5.9999 .............      10        122,598,982     12.9%      16.3%        2.8%          0.0%
6.0000 - 6.0999 .........           5         64,642,100      6.8%       7.2%       20.8%          0.0%
6.1000 - 6.1999 .............       4         71,810,232      7.6%       9.6%        0.0%          0.0%
6.2000 - 6.2999 .............      12        122,602,554     12.9%      16.3%        2.4%          0.0%
6.3000 - 6.3999 .............       4         32,059,092      3.4%       4.3%        0.0%          0.0%
6.4000 - 6.4999 .............      14        222,467,849     23.4%       8.3%       19.3%        100.0%
6.5000 - 6.9500 .............      39        276,665,326     29.2%      33.2%       54.7%          0.0%
---------------------------------------------------------------------------------------------------------
Total .......................      92       $948,772,134    100.0%     100.0%      100.0%        100.0%
MIN: 4.9003%                                MAX: 6.9500%                            WTD. AVG. 6.3105%
=========================================================================================================

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                              AGGREGATE      % OF
                                               CUT-OFF      INITIAL     % OF        % OF          % OF
        RANGE OF                NUMBER OF       DATE       MORTGAGE     LOAN        LOAN          LOAN
      CUT-OFF DATE              MORTGAGE      PRINCIPAL      POOL     GROUP 1   SUBGROUP 2A   SUBGROUP 2B
     LTV RATIOS (%)               LOANS      BALANCE ($)    BALANCE   BALANCE     BALANCE       BALANCE
---------------------------------------------------------------------------------------------------------

26.2 - 50.0 .................       4       $ 10,341,384      1.1%       0.9%       6.1%          0.0%
50.1 - 60.0 .................      14        147,788,244     15.6%      18.2%      22.5%          0.0%
60.1 - 65.0 .................      12         74,002,624      7.8%       8.8%      16.0%          0.0%
65.1 - 70.0 .................      14        202,977,534     21.4%      27.2%       0.0%          0.0%
70.1 - 75.0 .................      24        181,149,558     19.1%      22.8%      21.4%          0.0%
75.1 - 77.5 .................      12         61,856,222      6.5%       6.3%      27.2%          0.0%
77.6 - 80.0 .................      11        259,556,569     27.4%      14.2%       6.8%        100.0%
80.1 - 80.1 .................       1         11,100,000      1.2%       1.5%       0.0%          0.0%
---------------------------------------------------------------------------------------------------------
Total ...............              92       $948,772,134    100.0%     100.0%      100.0%        100.0%
MIN: 26.2%                                  MAX: 80.1%                                WTD. AVG. 70.4%
=========================================================================================================

MATURITY DATE LOAN-TO-VALUE RATIO (%)

                                              AGGREGATE      % OF
                                               CUT-OFF      INITIAL     % OF        % OF          % OF
          RANGE OF              NUMBER OF        DATE      MORTGAGE     LOAN        LOAN          LOAN
        MATURITY DATE           MORTGAGE      PRINCIPAL      POOL     GROUP 1   SUBGROUP 2A   SUBGROUP 2B
       LTV RATIOS (%)             LOANS      BALANCE ($)    BALANCE   BALANCE     BALANCE       BALANCE
---------------------------------------------------------------------------------------------------------

Fully Amortizing .........          2       $ 10,634,297      1.1%       1.4%        0.0%          0.0%
17.7 - 40.1 ..............          3          8,855,849      0.9%       0.9%        3.3%          0.0%
40.1 - 50.1 ..............          5         13,354,035      1.4%       1.6%        2.8%          0.0%
50.1 - 60.1 ..............         22        226,327,001     23.9%      28.8%       22.5%          0.0%
60.1 - 62.5 ..............         12         83,226,905      8.8%      10.0%       16.4%          0.0%
62.5 - 65.1 ..............         20        138,126,692     14.6%      16.5%       28.4%          0.0%
65.1 - 67.5 ..............         11        123,357,154     13.0%      16.6%        0.0%          0.0%
67.5 - 70.1 ..............          7         57,780,202      6.1%       6.5%       17.9%          0.0%
70.1 - 75.1 ..............          7         84,530,000      8.9%      11.2%        1.9%          0.0%
75.1 - 79.7 ..............          3        202,580,000     21.4%       6.6%        6.9%        100.0%
---------------------------------------------------------------------------------------------------------
Total ....................         92       $948,772,134    100.0%     100.0%      100.0%        100.0%
MIN: 17.7%                                  MAX: 79.7%                                WTD. AVG. 66.2%
=========================================================================================================

ORIGINAL TERM TO MATURITY (MOS)

                                              AGGREGATE      % OF
                                               CUT-OFF      INITIAL     % OF        % OF         % OF
           RANGE OF             NUMBER OF        DATE      MORTGAGE     LOAN        LOAN         LOAN
        ORIGINAL TERMS          MORTGAGE      PRINCIPAL      POOL     GROUP 1   SUBGROUP 2A   SUBGROUP 2B
      TO MATURITY (MOS.)          LOANS      BALANCE ($)    BALANCE   BALANCE     BALANCE       BALANCE
---------------------------------------------------------------------------------------------------------

60  - 60 ....................       3       $204,232,119     21.5%       7.3%        0.0%        100.0%
73  - 84 ....................       3         70,140,759      7.4%       9.3%        1.9%          0.0%
85  - 120 ...................      84        663,764,959     70.0%      82.0%       98.1%          0.0%
121 - 240 ...................       2         10,634,297      1.1%       1.4%        0.0%          0.0%
---------------------------------------------------------------------------------------------------------
Total .......................      92       $948,772,134    100.0%     100.0%      100.0%        100.0%
MIN: 60 MOS.                                MAX 240  MOS.                            WTD. AVG. 105 MOS.
=========================================================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

REMAINING TERM TO MATURITY OR ARD (MOS)

                                     AGGREGATE     % OF
                                      CUT-OFF     INITIAL    % OF       % OF        % OF
       RANGE OF         NUMBER OF      DATE      MORTGAGE    LOAN       LOAN        LOAN
   REMAINING TERMS       MORTGAGE    PRINCIPAL     POOL    GROUP 1  SUBGROUP 2A  SUBGROUP 2B
  TO MATURITY (MOS.)      LOANS     BALANCE ($)   BALANCE  BALANCE    BALANCE      BALANCE
--------------------------------------------------------------------------------------------

50  - 60 .............       3     $204,232,119    21.5%      7.3%       0.0%       100.0%
61  - 84 .............       3       70,140,759     7.4%      9.3%       1.9%         0.0%
85  - 121.............      84      663,764,959    70.0%     82.0%      98.1%         0.0%
122 - 234.............       2       10,634,297     1.1%      1.4%       0.0%         0.0%
--------------------------------------------------------------------------------------------
Total ................      92     $948,772,134   100.0%    100.0%     100.0%       100.0%
MIN: 50 MOS.                       MAX: 234 MOS.                           WTD. AVG. 97 MOS.
============================================================================================

REMAINING PARTIAL IO TERM (MOS)

                                     AGGREGATE     % OF
                                      CUT-OFF     INITIAL    % OF       % OF        % OF
                        NUMBER OF      DATE      MORTGAGE    LOAN       LOAN        LOAN
  RANGE OF REMAINING     MORTGAGE    PRINCIPAL     POOL    GROUP 1  SUBGROUP 2A  SUBGROUP 2B
   PARTIAL IO TERMS       LOANS     BALANCE ($)   BALANCE  BALANCE    BALANCE      BALANCE
--------------------------------------------------------------------------------------------

6  - 14 ..............       2     $ 10,700,000     1.1%     1.4%       0.0%         0.0%
15 - 24 ..............       6       29,250,000     3.1%     2.5%      19.7%         0.0%
25 - 34 ..............      13      126,195,311    13.3%    16.4%       7.4%         0.0%
35 - 39 ..............       1        3,267,000     0.3%     0.4%       0.0%         0.0%
40 - 54 ..............      11      136,902,925    14.4%    18.4%       0.0%         0.0%
--------------------------------------------------------------------------------------------
Total ................      33     $306,315,236    32.3%    39.2%      27.2%         0.0%
MIN: 6 MOS.                        MAX: 53 MOS.                            WTD. AVG. 34 MOS.
============================================================================================

PROPERTY STATE/LOCATION

                                     AGGREGATE      % OF
                                      CUT-OFF      INITIAL    % OF       % OF        % OF
                        NUMBER OF      DATE       MORTGAGE    LOAN       LOAN        LOAN
                         MORTGAGE    PRINCIPAL      POOL    GROUP 1  SUBGROUP 2A  SUBGROUP 2B
      LOCATION            LOANS     BALANCE ($)    BALANCE  BALANCE    BALANCE      BALANCE
--------------------------------------------------------------------------------------------

Texas ................      67     $ 91,174,419     9.6%      8.2%      16.4%        14.0%
California ...........      10       83,096,727     8.8%     11.2%       0.0%         0.0%
   Southern ..........       8       69,917,239     7.4%      9.4%       0.0%         0.0%
   Northern ..........       2       13,179,488     1.4%      1.8%       0.0%         0.0%
Maryland .............       4       81,043,969     8.5%     10.9%       0.0%         0.0%
Georgia ..............      23       52,741,440     5.6%      3.3%      22.5%        10.5%
Massachusetts ........       2       50,913,253     5.4%      6.8%       0.0%         0.0%
Other(1)..............     295      589,802,326    62.2%     59.6%      61.1%        75.5%
--------------------------------------------------------------------------------------------
Total ................     401     $948,772,134   100.0%    100.0%     100.0%       100.0%
============================================================================================

(1)  Includes 34 States

PROPERTY TYPE

                                     AGGREGATE     % OF
                                      CUT-OFF     INITIAL    % OF       % OF        % OF
                        NUMBER OF      DATE      MORTGAGE    LOAN       LOAN        LOAN
                         MORTGAGE    PRINCIPAL     POOL    GROUP 1  SUBGROUP 2A  SUBGROUP 2B
     PROPERTY TYPE        LOANS     BALANCE ($)   BALANCE  BALANCE    BALANCE      BALANCE
--------------------------------------------------------------------------------------------

Retail ...............      41     $294,836,124    31.1%     39.6%       0.0%         0.0%
Multifamily ..........     288      203,706,720    21.5%      0.0%     100.0%       100.0%
   Manufactured
      Housing ........     282      170,078,579    17.9%      0.0%      37.4%       100.0%
   Multifamily .......       6       33,628,141     3.5%      0.0%      62.6%         0.0%
Office ...............      21      269,587,060    28.4%     36.2%       0.0%         0.0%
Hospitality ..........      33      114,873,847    12.1%     15.4%       0.0%         0.0%
Self Storage .........      10       33,680,543     3.5%      4.5%       0.0%         0.0%
Industrial ...........       4       15,184,555     1.6%      2.0%       0.0%         0.0%
Mixed Use ............       1        7,968,406     0.8%      1.1%       0.0%         0.0%
Other ................       1        7,500,000     0.8%      1.0%       0.0%         0.0%
Land .................       2        1,434,880     0.2%      0.2%       0.0%         0.0%
--------------------------------------------------------------------------------------------
Total ................     401     $948,772,134   100.0%    100.0%     100.0%       100.0%
============================================================================================

AMORTIZATION TYPES

                                     AGGREGATE     % OF
                                      CUT-OFF     INITIAL    % OF       % OF        % OF
                        NUMBER OF      DATE      MORTGAGE    LOAN       LOAN        LOAN
                         MORTGAGE    PRINCIPAL     POOL    GROUP 1  SUBGROUP 2A  SUBGROUP 2B
  AMORTIZATION TYPES      LOANS     BALANCE ($)   BALANCE  BALANCE    BALANCE      BALANCE
--------------------------------------------------------------------------------------------

Interest Only ........      17     $381,444,250    40.2%     27.8%      45.4%       100.0%
Partial IO-Balloon ...      33      306,315,236    32.3%     39.2%      27.2%         0.0%
Amortizing Balloon ...      40      250,378,352    26.4%     31.6%      27.4%         0.0%
Fully Amortizing .....       2       10,634,297     1.1%      1.4%       0.0%         0.0%
--------------------------------------------------------------------------------------------
Total ................      92     $948,772,134   100.0%    100.0%     100.0%       100.0%
============================================================================================

REMAINING STATED AMORTIZATION TERM (MOS)

                                     AGGREGATE     % OF
                                      CUT-OFF     INITIAL    % OF       % OF        % OF
  RANGE OF REMAINING    NUMBER OF      DATE      MORTGAGE    LOAN       LOAN        LOAN
 STATED AMORTIZATION     MORTGAGE    PRINCIPAL     POOL    GROUP 1  SUBGROUP 2A  SUBGROUP 2B
     TERMS (MOS.)         LOANS     BALANCE ($)   BALANCE  BALANCE    BALANCE      BALANCE
--------------------------------------------------------------------------------------------

Interest Only ........      17     $381,444,250    40.2%     27.8%      45.4%       100.0%
175 - 240 ............       4       18,128,663     1.9%      2.2%       3.3%         0.0%
241 - 300 ............       6       14,165,069     1.5%      1.4%       7.4%         0.0%
301 - 360 ............      63      481,104,152    50.7%     61.4%      43.9%         0.0%
361 - 420 ............       2       53,930,000     5.7%      7.2%       0.0%         0.0%
--------------------------------------------------------------------------------------------
Total ................      92     $948,772,134   100.0%    100.0%     100.0%       100.0%
MIN: 175 MOS.                    MAX: 420 MOS.                            WTD. AVG. 356 MOS.
============================================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

CLASS A-1 (1-5 YEAR)

                                             AGGREGATE                                       REMAINING             CUT-OFF
                                            CUT-OFF DATE      LOAN BALANCE                    TERM TO               DATE
                                   LOAN   PRINCIPAL BALANCE    AT MATURITY         PROPERTY  MATURITY   REMAINING    LTV    U/W NCF
LOAN/PROPERTY NAME                SELLER  ALLOCATED TO CLASS    TO CLASS    STATE    TYPE    (MONTHS)   IO PERIOD   RATIO    DSCR
-----------------------------------------------------------------------------------------------------------------------------------

--                                  --           --                     --   --       --        --         --        --       --
Class A-1 Total Balloon                                        $        --
Remaining Class A-1 Amortization                               $18,179,000
Class A-1 Certificate Balance                                  $18,179,000

CLASS A-2 (5 YEAR)

                                              AGGREGATE                                        REMAINING             CUT-OFF
                                             CUT-OFF DATE     LOAN BALANCE                      TERM TO               DATE      U/W
                                   LOAN    PRINCIPAL BALANCE  AT MATURITY          PROPERTY    MATURITY   REMAINING    LTV      NCF
LOAN/PROPERTY NAME                SELLER  ALLOCATED TO CLASS    TO CLASS    STATE    TYPE      (MONTHS)   IO PERIOD   RATIO    DSCR
-----------------------------------------------------------------------------------------------------------------------------------

The Biewend Building               PNC        $48,880,000     $48,880,000    MA    Office         52         52        79.6    1.38
8102 South Lemont Road             BofA       $ 5,352,119     $ 5,067,775    IL    Industrial     50          0        63.0    1.45

Class A-2 Total Balloon                                       $53,947,775
Remaining Class A-2 Amortization                              $ 1,645,225
Class A-2 Certificate Balance                                 $55,593,000

CLASS A-3 (7 YEAR)

                                             AGGREGATE                                           REMAINING             CUT-OFF
                                            CUT-OFF DATE      LOAN BALANCE                        TERM TO                DATE    U/W
                                   LOAN   PRINCIPAL BALANCE   AT MATURITY            PROPERTY    MATURITY   REMAINING    LTV     NCF
LOAN/PROPERTY NAME                SELLER  ALLOCATED TO CLASS    TO CLASS    STATE      TYPE      (MONTHS)   IO PERIOD   RATIO   DSCR
------------------------------------------------------------------------------------------------------------------------------------

Arundel Mills                     BofA        $64,166,667      $61,047,851   MD    Retail           74         26        70.0   1.08
Mini Storage Depot Portfolio      Dexia       $ 4,974,092      $ 4,544,651   IN    Self Storage     78          0        61.8   1.24

Class A-3 Total Balloon                                        $65,592,502
Remaining Class A-3 Amortization                               $       498
Class A-3 Certificate Balance                                  $65,593,000

PARI PASSU COMPANION LOANS(A)

                                   ORIGINAL
LOAN #   LOAN NAME                  BALANCE        TRANSACTION                     SERVICER                      SPECIAL SERVICER
----------------------------------------------------------------------------------------------------------------------------------

  1      Farallon Portfolio     $250,000,000(f)   ML-CFC 2007-8   KeyCorp Real Estate Capital Markets, Inc.(d)  LNR Partners, Inc.
                                $500,000,000      BALL 2007-BMB1
                                $500,000,000(f)   ML-CFC 2007-9
                                $150,000,000(f)    MLMT 2008-C1
                                $175,500,000(f)       TBD(b)

  2      Arundel Mills          $128,333,334       BACM 2007-4    Bank of America, National Association(d)      Midland Loan
                                $128,333,333       BACM 2007-5                                                  Services, Inc
                                $ 64,166,667       MLMT 2008-C1
                                $ 64,166,667          TBD(c)

  3      Apple Hotel Portfolio  $ 86,212,500     MSCI 2008-TOP29  Wells Fargo Bank, National Association(d)     Centerline
                                $ 86,212,500          TBD(e)                                                    Servicing Inc.
                                $ 63,106,250      MLMT 2008-C1
                                $109,318,750          TBD(c)

----------
(a)  Does not include three mortgage loans with only a subordinate companion loan, 2550 North Hollywood Way, Walgreens -- Middle Village and 2001
     Broadway.

(b)  May be securitized in the future by MLML.

(c)  May be securitized in the future by BofA.

(d)  Serviced pursuant to the pooling and servicing agreement in connection with the related commercial mortgage securitization.

(e)  May be securitized in the future by Bear Stearns Commercial Mortgage, Inc.

(f)  Includes the related B-Notes.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

TEN LARGEST MORTGAGE LOANS

                                              NUMBER OF
                                               MORTGAGE                   % OF
                                                LOANS/                   INITIAL
                                              MORTGAGED   CUT-OFF DATE  MORTGAGE
                                   MORTGAGE      REAL       PRINCIPAL     POOL           PROPERTY
NO.   LOAN NAME                  LOAN SELLER  PROPERTIES     BALANCE     BALANCE           TYPE
------------------------------------------------------------------------------------------------------

1.   Farallon Portfolio(2)          MLML       1    273   $150,000,000    15.8%   Manufactured Housing
2.   Arundel Mills(3)               BofA       1      1   $ 64,166,667     6.8%          Retail
3.   Apple Hotel Portfolio(4)       BofA       1     27   $ 63,106,250     6.7%        Hospitality
4.   Fort Office Portfolio          MLML       1      3   $ 49,800,000     5.2%          Office
5.   The Biewend Building           PNC        1      1   $ 48,880,000     5.2%          Office
6.   Manpower Inc. Headquarters     BofA       1      1   $ 46,620,001     4.9%          Office
7.   2550 North Hollywood Way     Capmark      1      1   $ 19,060,000     2.0%          Office
8.   Landmark Towers               Dexia       1      1   $ 16,000,000     1.7%          Office
9.   Savoy Plaza                  Capmark      1      1   $ 15,694,822     1.7%          Retail
10.  Ashley Overlook                PNC        1      1   $ 15,100,000     1.6%          Office
------------------------------------------------------------------------------------------------------
     TOTAL/WTD. AVG.                          10    310   $488,427,740    51.5%
======================================================================================================

                        LOAN
                       BALANCE                     CUT-OFF
       PROPERTY          PER          DSCR         DATE LTV
NO.     SIZE(1)    SF/UNIT(2,3,4)  (X)(2,3,4)  RATIO (%)(2,3,4)
---------------------------------------------------------------

1.       56,991       $ 27,582        1.43           79.7
2.    1,289,907       $    298        1.08           70.0
3.        3,439       $100,276        1.81           54.4
4.      340,708       $    146        1.23           74.7
5.      154,528       $    316        1.38           79.6
6.      280,000       $    167        1.20           68.4
7.       88,063       $    216        1.24           65.7
8.      212,959       $     75        1.64           59.9
9.      143,037       $    110        1.20           74.4
10.     103,728       $    146        1.30           68.6
---------------------------------------------------------------
                                      1.37X          71.9%
===============================================================

(1)  Property size is indicated in rooms (for hospitality properties), pads (for manufactured housing properties) and square feet for all other property types.

(2)  Calculations with respect to the Farallon Portfolio Loan are based on the aggregate principal balance of the Farallon Portfolio Loan Combination (as defined herein). The DSCR(x) assumes an interest rate of 6.50% (LIBOR strike price plus 75 basis points) with respect to the portion of the
     Farallon Portfolio Loan Combination consisting of the non-trust floating rate A note.

(3)  Calculations with respect to the Arundel Mills Trust Mortgage Loan are based on the aggregate principal balance of the Arundel Mills Loan
     Combination (as defined herein).

(4)  Calculations with respect to the Apple Hotel Portfolio Trust Mortgage Loan are based on the aggregate principal balance of the Apple Hotel Portfolio
     Loan Combination (as defined herein).

MORTGAGE POOL PREPAYMENT PROFILE

                    PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                                 % OF REM
         MONTHS                    AGGREGATE     MORTGAGE           % OF REM          % OF REM         % OF REM
          SINCE                    REMAINING    POOL BALANCE         MORTGAGE          MORTGAGE         MORTGAGE
         CUT-OFF    NUMBER OF      PRINCIPAL      LOCK OUT/        POOL BALANCE      POOL BALANCE X%  POOL BALANCE
 PERIOD   DATE    MORTGAGE LOANS    BALANCE     DEFEASANCE(2)  YIELD MAINTENANCE(3)   PENALTY(4)          OPEN      TOTAL
-------------------------------------------------------------------------------------------------------------------------

 Jun-08      0         92         $948,772,134      84.19%          15.81%               0.00%            0.00%     100%
 Jun-09     12         92         $945,331,657      76.28%          23.72%               0.00%            0.00%     100%
 Jun-10     24         92         $941,456,300      74.24%          25.76%               0.00%            0.00%     100%
 Jun-11     36         92         $936,110,788      87.28%          12.72%               0.00%            0.00%     100%
 Jun-12     48         92         $929,868,930      68.06%          15.26%               0.00%           16.68%     100%
 Jun-13     60         89         $718,340,628      80.10%          19.90%               0.00%            0.00%     100%
 Jun-14     72         89         $710,159,056      71.43%          19.95%               0.00%            8.62%     100%
 Jun-15     84         86         $635,683,586      77.92%          21.77%               0.31%            0.00%     100%
 Jun-16     96         86         $627,502,122      77.86%          21.83%               0.31%            0.00%     100%
 Jun-17    108         80         $576,780,993      41.65%          15.87%               0.33%           42.15%     100%
 Jun-18    120          2         $  5,111,151     100.00%           0.00%               0.00%            0.00%     100%
 Jun-19    132          2         $  4,330,552     100.00%           0.00%               0.00%            0.00%     100%
 Jun-20    144          2         $  3,497,315     100.00%           0.00%               0.00%            0.00%     100%
 Jun-21    156          2         $  2,606,437     100.00%           0.00%               0.00%            0.00%     100%
 Jun-22    168          2         $  1,654,681     100.00%           0.00%               0.00%            0.00%     100%
 Jun-23    180          1         $    992,270     100.00%           0.00%               0.00%            0.00%     100%
 Jun-24    192          1         $    797,293     100.00%           0.00%               0.00%            0.00%     100%
 Jun-25    204          1         $    588,465     100.00%           0.00%               0.00%            0.00%     100%
 Jun-26    216          1         $    364,978     100.00%           0.00%               0.00%            0.00%     100%
 Jun-27    228          1         $    125,805     100.00%           0.00%               0.00%            0.00%     100%
 Jun-28    240          0         $         --       0.00%           0.00%               0.00%            0.00%       0%

----------
(1)  End of period statistics calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity. Otherwise, Mortgage
     Pool Prepayment Profile is calculated based on Modeling Assumptions as described in the offering prospectus.

(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)  Including mortgage loans that permit defeasance or prepayment with yield maintenance, mortgage loans that permit greater of yield maintenance cost and x% penalties.

(4)  Including mortgage loans that permit defeasance or x% penalties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

FARALLON PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          273
Location (City/State)                                                  See Table
Property Type                                               Manufactured Housing
Size (Pads)                                                               56,991
Percentage Physical Occupancy as of March 31, 2008                         80.9%
Year Built                                                               Various
Year Renovated                                                           Various
Appraisal Value                                                   $1,971,505,000
Average Monthly Rent Per Pad                                                $339
Underwritten Economic Occupancy                                            81.4%
Underwritten Revenues                                               $209,312,398
Underwritten Total Expenses                                          $58,502,661
Underwritten Net Operating Income (NOI)                             $150,809,736
Underwritten Net Cash Flow (NCF)                                    $147,959,924
3/31/2008 (Annualized) NOI(3)                                       $155,320,106
3/31/2008 (TTM) NOI                                                 $150,809,736
2007 NOI                                                            $153,087,405
2006 NOI                                                            $146,949,112
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Subgroup                                                                 2b
Origination Date                                                   July 31, 2007
Cut-off Date Principal Balance(1)                                   $150,000,000
Cut-off Date Loan Balance Per Pad                                        $27,582
Percentage of Initial Mortgage Pool Balance                                15.8%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)(2)                                Fee/Leasehold
Mortgage Rate                                                            6.4194%
Amortization Type                                                  Interest Only
IO Period (Months)(1)                                                         60
Original Term to Maturity/ARD (Months)(1)                                     60
Original Amortization Term (Months)                                          NAP
Call Protection(6,7)                                                  YM, Def, O
Lockbox                                                                     Hard
Cut-off Date LTV Ratio(1)                                                  79.7%
LTV Ratio at Maturity or ARD(1)                                            79.7%
Underwritten DSCR on NOI(1,3,4,5)                                          1.46x
Underwritten DSCR on NCF(1,3,4,5)                                          1.43x
--------------------------------------------------------------------------------

(1)  The Farallon Portfolio loan combination was originated in the amount of
     $1,575,500,000 of which $150,000,000 will be included in the trust. The
     Farallon Portfolio mortgage loan included in the trust is evidenced by six
     (6) interest only promissory notes totaling $150,000,000 with original terms to maturity of 60 months. The multiple other notes evidencing the
     Farallon Portfolio loan combination either have been securitized in prior securitizations or may be securitized in one or more future securitizations. Calculations of LTV, DSCR and Cut-off Date Loan Balance
     Per Pad are based on the whole loan amount of $1,571,940,000.

(2)  One of the 273 manufactured housing communities is owned in leasehold. See the section entitled "Ground Lease" below.

(3)  The DSCR calculations assume an interest rate of 6.50% (LIBOR strike price plus 75 basis points) with respect to the portion of the Farallon Portfolio
     Loan Combination consisting of the floating rate A note non-trust loan. The
     DSCR using the 3/31/2008 (Annualized) NOI is 1.51x.

(4)  The DSCR calculations include cash flow from the Farallon Rental Housing
     Portfolio (as defined below under "--The Loan"). The Underwritten DSCR on
     NOI and Underwritten DSCR on NCF excluding the cash flow from the Farallon
     Rental Housing Portfolio is 1.24x and 1.22x, respectively.

(5)  The Underwritten DSCR on NOI and Underwritten DSCR on NCF using the 1-month
     LIBOR rate of 2.59%, as of May 8, 2008, with respect to the floating rate A note non-trust loan of Farallon Portfolio is 1.73x and 1.70x, respectively.

(6)  See the section entitled "Prepayment" below.

(7)  See the section entitled "Defeasance" below.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan included in the trust (the "Farallon Portfolio
Loan") is evidenced by six (6) fixed rate notes and is secured by first mortgages encumbering Borrower's fee interests in 272 manufactured housing communities and a leasehold interest in one manufactured housing community, which communities are located in 23 states (collectively the "Farallon
Portfolio") and, until such time as the Debt Service Coverage Ratio equals
1.43x, a pledge of equity in entities that own approximately 10,000 rental homes dispersed throughout the 273 communities (the "Farallon Rental Housing
Portfolio"). The Farallon Portfolio Loan represents approximately 15.8% of the initial mortgage pool balance and approximately 100.0% of the initial loan sub-group 2b balance. The Farallon Portfolio Loan was originated on July 31,
2007 and has a principal balance as of the cut-off date of $150,000,000. The
Farallon Portfolio Loan has a scheduled maturity date of August 1, 2012. The
Farallon Portfolio Loan permits prepayment and defeasance as described in the sections entitled "Prepayment" and "Defeasance" below.

The Farallon Portfolio Loan is a portion of a whole mortgage loan with an original principal balance of $1,575,500,000 (the "Farallon Portfolio Loan
Combination"). The Farallon Portfolio Loan Combination is evidenced by forty-five (45) notes as follows: (i) six (6) five-year fixed rate A notes with an aggregate initial principal balance of $139,470,000 and an interest rate of
6.4194% per annum, three (3) of which will be held by the trust with an aggregate initial principal balance of $69,735,000; (ii) four (4) seven-year fixed rate A notes with an aggregate initial principal balance of $92,980,000 and an interest rate of 6.5226% per annum, none of which will be held by the trust; (iii) twelve (12) ten-year fixed rate A notes with an aggregate initial principal balance of $267,550,000 (together with the notes in clauses (i) and
(ii) above, the "Farallon Portfolio Loan Fixed Rate A Notes") and an interest rate of 6.4650%, none of which will be held by the trust; (iv) one (1) floating rate A note with an initial principal balance of $500,000,000 (the "Farallon
Portfolio Loan Floating Rate A Note"), an interest rate of one-month LIBOR plus
0.75% per annum, and a two-year term subject to three one-year extensions if certain conditions are satisfied, which note will not be held by the trust; (v)
six (6) five-year fixed rate B notes (which are generally subordinate to all A notes) with an aggregate initial principal balance of $160,530,000 and an interest rate of 6.4194% per annum, three (3) of which will be held by the trust with an aggregate initial principal balance of $80,265,000; (vi) four (4)
seven-year fixed rate B notes (which are generally subordinate to all A notes)
with an aggregate initial principal balance of $107,020,000 and an interest rate of 6.5226% per annum, none of which will be held by the trust; and (vii)
twelve (12) ten-year fixed rate B notes (which are generally subordinate to all
A notes) with an aggregate initial principal balance of $307,950,000 (together with the notes in clauses (v) and (vi) above, the "Farallon Portfolio Loan
Fixed Rate B Notes" and together with the Farallon Portfolio Loan Fixed Rate A
Notes, the "Farallon Portfolio Loan Fixed Rate Notes") and an interest rate of
6.4650%, none of which will be held by the trust. All of the forty-five (45)
notes that comprise the Farallon Portfolio Loan Combination, including the
Farallon Portfolio Loan, are secured by the mortgages encumbering the Farallon
Portfolio and are interest only for their respective terms.

The 39 notes that comprise the Farallon Portfolio Loan Combination that are not held by the trust have been securitized in prior securitizations or may be securitized in one or more future securitizations. The pooling and servicing agreement for the ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage
Pass-Through Certificates, Series 2007-8 securitization transaction and the intercreditor agreement for the Farallon Portfolio Loan Combination will govern the servicing of the Farallon Portfolio Loan Combination. The controlling class of the ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage
Pass-Through Certificates, Series 2007-9 securitization transaction has the right to direct and advise the applicable master servicer and the special servicer, and has certain approval rights, with respect to various servicing matters and major decisions relating to the Farallon Portfolio Loan Combination
(collectively, "Farallon Portfolio Control Rights"). The controlling class of the Merrill Lynch Mortgage Trust 2008-C1 Commercial Mortgage Pass-Through
Certificates, Series 2008-C1 securitization transaction will not have the
Farallon Portfolio Control Rights.

                                      $500 million*                                $500 million*
                                      Farallon Portfolio Loan Fixed Rate A-Notes   Farallon Portfolio Loan Floating Rate A-Notes
                                      (5, 7, and 10 year maturities)               (2 year maturity)
Farallon Portfolio Loan Combination   ------------------------------------------------------------------------------------------
$1,575,500,000*                                             $575.5 million*
                                                            Farallon Portfolio Loan Fixed Rate B-Notes
                                                            (5, 7, and 10 year maturities)

*    The five-year, seven-year and ten-year fixed rate portions are further divided into pari passu A and pari passu B Notes with 5, 7, and 10 year terms as set forth above. Each fixed rate A Note has a corresponding B
     Note. Each A Note will generally be senior to all the B Notes. The numbers listed are initial principal balances. The principal balance of each portion represents the original principal balance as of the closing date of the Farallon Portfolio Loan Combination.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE BORROWERS. The borrower under the Farallon Portfolio Loan is made up of forty single member Delaware limited liability companies, each a single purpose, bankruptcy remote entity 100% indirectly owned and controlled by
American Residential Communities JV LLC, a Delaware limited liability company
(the "Joint Venture"). The majority interest in the Joint Venture is indirectly owned (i) by funds managed by Farallon Capital Management, LLC ("Farallon") and
(ii) by funds managed by Helix Funds LLC ("Helix Funds"). A non-consolidation opinion was delivered in connection with the origination of the Farallon
Portfolio Loan.

Farallon is a global investment management company that manages discretionary equity capital of more than $26 billion, largely from institutional investors such as university endowments, foundations, and pension plans. Farallon was founded in March 1986 by Thomas F. Steyer. Farallon invests in public and private debt and equity securities, direct investments in private companies and real estate. Farallon invests in real estate across all asset classes around the world, including the United States, Europe, Latin America and India.
Farallon employs approximately 120 people in its headquarters in San Francisco,
California.

Farallon's joint venture partner is Helix Funds, a Chicago-based private real estate investment management company, the management team of which collectively has more than 40 years of experience in the manufactured home communities business, including the acquisition of more than 75 communities across the
United States.

THE PROPERTIES. The Farallon Portfolio consists of 273 manufactured housing communities located across 23 states. The Farallon Portfolio in the aggregate contains approximately 56,991 homesites in communities ranging in size from 17 to 931 homesites. The Farallon Rental Housing Portfolio consists of approximately 10,000 rental homes disbursed throughout the 273 manufactured housing communities which make up the Farallon Portfolio. The Farallon Rental
Housing Portfolio is operated by one or more subsidiaries of the Joint Venture.
No appraisals were completed for assets in the Farallon Rental Housing
Portfolio, and such portfolio will be released from the collateral when the
Farallon Portfolio (excluding the Farallon Portfolio Rental Housing Portfolio)
achieves a Debt Service Coverage Ratio of 1.43x.

The owners of the Farallon Rental Housing Portfolio lease homesites from the
Borrowers pursuant to one or more leases, which leases provide for rent to be payable for each leased homesite in the event the homesite (and the manufactured home located on such homesite) is occupied by a lessee or other user paying rent. Any such rents are to be no less than the greater of the subrental rate for the homesite or market rates. After the closing date, the owners of the Farallon Rental Housing Portfolio may add additional homes to the
Farallon Rental Housing Portfolio. Certain new homes added to the Farallon
Rental Housing Portfolio may be financed and encumbered by liens related to such financing. After the release of the Farallon Rental Housing Portfolio collateral (see below), the entire Farallon Rental Housing Portfolio may be financed and encumbered by liens related to such financing.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                          FARALLON PORTFOLIO PROPERTIES

                     NUMBER OF   NUMBER        % OF                               % OF          AVERAGE       AVERAGE
STATE               PROPERTIES  OF PADS(1)  TOTAL PADS(1)  UNDERWRITTEN NOI  UNDERWRITTEN NOI  OCCUPANCY(2)  RENT/PAD(2)
------------------------------------------------------------------------------------------------------------------------

Texas                    49       9,033          15.8%       $ 22,999,265          15.3%          77.1%          $326
Florida                  19       5,971          10.5          19,749,972          13.1           91.7            370
Kansas                   29       5,113           9.0           9,586,468           6.4           70.4            265
Georgia                  16       4,970           8.7          13,991,351           9.3           83.2            385
Colorado                 18       3,938           6.9          13,971,084           9.3           78.5            419
Utah                     19       3,802           6.7          14,125,891           9.4           94.2            382
Iowa                     14       3,691           6.5           6,688,687           4.4           78.9            312
Pennsylvania             21       2,575           4.5           6,208,118           4.1           90.8            299
North Carolina           10       2,489           4.4           5,677,258           3.8           75.2            343
Oklahoma                 13       2,486           4.4           4,797,122           3.2           71.3            249
New York                 11       2,045           3.6           5,554,004           3.7           78.7            445
Missouri                  9       1,604           2.8           4,108,124           2.7           83.2            316
Illinois                  7       1,588           2.8           3,267,086           2.2           75.0            304
Wyoming                  13       1,577           2.8           5,003,050           3.3           93.6            295
Indiana                   5       1,209           2.1           3,703,711           2.5           83.9            347
South Carolina            3       1,184           2.1           2,757,723           1.8           80.4            306
Michigan                  3         838           1.5           1,865,465           1.2           62.4            393
New Mexico                3         753           1.3           2,076,892           1.4           78.0            388
Tennessee                 3         674           1.2           1,110,991           0.7           72.6            315
North Dakota              2         458           0.8           1,449,032           1.0           91.7            366
Arkansas                  3         378           0.7             892,312           0.6           81.2            288
Idaho                     2         342           0.6             554,515           0.4           76.9            248
Nebraska                  1         273           0.5             671,613           0.4           77.7            296
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVG      273      56,991         100.0%       $150,809,736         100.0%          80.9%          $339
========================================================================================================================

(1)  Based on various appraisals dated May, June and July 2007.

(2)  Based on March 31, 2008 rent roll.

                                  [MAP OMITTED]

*    Based on total number of pads as listed in the table above.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

COMPETITIVE CONDITIONS.(1) The Farallon Portfolio is subject to competitive conditions. According to third-party appraisals dated May through July 2007, there are multiple competitive properties in each of the assets' respective submarkets and the reported weighted average market rents for the identified competitive set was $300 per month with a range of $247 to $352. The subject portfolio weighted average rent is $339 per month over the trailing twelve months ended March 31, 2008. The reported weighted average vacancy for the competitive set was 15.6% according to third-party appraisals dated May through
July 2007, as compared to the subject portfolio of 19.1% over the trailing twelve months ended March 31, 2008.

LOCKBOX. The Farallon Portfolio Loan Combination is structured so that all monies with respect to the Farallon Portfolio are deposited by the Borrowers or property manager into a local collection account (other than security deposits which are deposited into a separate security deposits account). Funds in the local collection accounts are periodically swept into the lender controlled central collection account from which payments of debt service and reserve deposits are made.

ESCROWS.

                             LOAN ESCROWS / RESERVES

TYPE:                    INITIAL         MONTHLY
-------------------------------------------------
Taxes                  $6,933,000      $1,218,340
Insurance              $  684,275      $        0(1)
Capital Expenditures   $2,238,167      $  238,167(2)
Deferred Maintenance   $  536,646      $        0
Environmental          $1,370,644      $        0

(1)  Each month Borrower is required to deposit an amount into the insurance escrow such that the amount therein equals or exceeds one half of the insurance premiums over the current policy period (pro rated to 12 months).

(2)  The Capital Expenditures reserve account is subject to a cap of $2,858,250.

DEFEASANCE. After the later of (i) the date that the principal balance of the
Farallon Portfolio Loan Floating Rate A Note has been paid in full and (ii) the earlier of (a) the date that is 2 years after the final securitization of the entire Farallon Portfolio Loan Combination (including all notes) and (b) August
1, 2010 (the "First Open Defeasance Date"), the Farallon Portfolio Loan
Combination may be defeased with United States government obligations. After the
First Open Defeasance Date, the Borrowers may also obtain a release of one or more individual properties from the lien of the mortgage in connection with a partial defeasance subject to fulfillment of certain conditions, including providing defeasance collateral in an amount equal to 125% of the then-current allocated loan amount for the property(ies) being defeased and satisfaction of the Debt Service Coverage Test. Each such partial defeasance shall be allocated pro-rata across the Farallon Portfolio Loan Fixed Rate Notes.

PREPAYMENT. So long as the principal balance of the Farallon Portfolio Loan
Floating Rate A Note has been paid in full, but prior to the First Open
Defeasance Date, Borrower may prepay the Farallon Portfolio Loan in full together with payment in full of the remaining Farallon Portfolio Loan Fixed
Rate Notes upon the payment of the greater of 1% of the prepaid amount or yield maintenance determined in accordance with the loan agreement. On or after May 1,
2012, the Borrower may prepay the five-year portion of the Farallon Portfolio
Loan Combination without any prepayment premium or yield maintenance. On or after May 1, 2014, the Borrower may prepay the seven-year portion of the
Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance. On or after May 1, 2017, the Borrower may prepay the ten-year portion of the Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance.

SUBSTITUTION PROVISIONS. The Borrower has the right on one or more occasions, to obtain the release of one or more of the properties from the lien of the mortgage up to an aggregate amount of 20% of the Farallon Portfolio Loan
Combination principal balance on the closing date by substituting one or more manufactured housing community properties of like kind and quality acquired by the applicable Borrower, subject, in each case, to the fulfillment of certain conditions described in the loan documents including, without limitation, satisfaction of the Debt Service Coverage Test and delivery of appraisals, environmental reports, title policies, opinions, loan documents and rating agency confirmation that any rating issued in connection with a securitization of the Farallon Portfolio Loan Combination will not, as a result of the proposed substitution, be downgraded from the then-current ratings thereof, qualified or withdrawn.

PROPERTY RELEASES.

Release Upon Maturity. In connection with the repayment (or prepayment on or after May 1, 2012 or May 1, 2014, as applicable) of the five-year and seven-year notes that comprise the Farallon Portfolio Loan Combination, the Borrower may
obtain a release of certain manufactured home communities, provided certain requirements are satisfied (including, without limitation, satisfaction of the
Debt Service Coverage Test) and the remaining manufactured housing communities in the Farallon Portfolio have a geographical composition and diversity characteristics no less favorable to lender, as determined by Borrower in its reasonable good faith judgment, than prior to such release.

(1)  Certain information was obtained from third party appraisals. The appraisals rely on many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

In connection with the prepayment in whole or in part of the Farallon Portfolio
Loan Floating Rate A Note, the Borrower may effectuate the following property releases:

Capital Events. In connection with any (i) sale of a manufactured housing community to a third party or an affiliate or (ii) any refinancing, provided that Borrower transfers such manufactured home community to an affiliate simultaneously with such refinance, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a prepayment fee and/or spread maintenance, as applicable), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x) the then-current allocated loan amount of such manufactured home community and (y)
90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount ))
to prepay the Farallon Portfolio Loan Floating Rate A Note.

Held For Sale Events.(1) In connection with any sale of certain "held-for-sale"
manufactured housing communities, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a reduced prepayment fee equal to 0.15% of the amount prepaid), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x) the then-current allocated loan amount of such manufactured home community and (y)
90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount ))
to prepay up to $160,000,000 of the Farallon Portfolio Loan Floating Rate A
Note.

OTHER RELEASES. In the event Borrower cannot comply with certain covenants contained in the loan documents with respect to any one manufactured housing community, Borrower may obtain a release of such individual manufactured housing community in accordance with the release, substitution and/or partial defeasance provisions described above.

FARALLON RENTAL HOUSING PORTFOLIO RELEASE PROVISIONS. The Farallon Rental
Housing Portfolio will be released from the collateral when the Farallon
Portfolio alone achieves a Debt Service Coverage Ratio of 1.43x.

ADDITIONAL DEBT. Not permitted. Certain affiliates of Borrower are permitted to enter into a revolving credit facility secured by a non-controlling interest in
Borrower, not to exceed $15,000,000 during the first year of the loan and
$25,000,000 thereafter.

PROPERTY MANAGEMENT. ARC Management Services, LLC is the property manager for all the Farallon Portfolio properties and the Farallon Rental Housing Portfolio.
The property manager is affiliated with the Borrowers.

GROUND LEASE. One manufactured housing community (Birchwood Farms, located in
Birch Run, Michigan) is owned in leasehold. The initial term of the ground lease expires on April 12, 2099. Annual rent due under the ground lease is $90,576 and increases on April 20, 2010 and every five years thereafter, by the lesser of
(a) 20% of the rent then in effect or (b) the cumulative CPI increase over the prior five year period. Pursuant to an option agreement, Borrower may purchase the related fee interest and such purchase is permitted under the loan documents provided that Borrower delivers customary title endorsements, opinions and amendments to the applicable mortgage in order to subject the related fee interest to the lien of the mortgage.

As used herein "Debt Service Coverage Ratio" means, as of any date of calculation with respect to the Farallon Portfolio, the quotient expressed to two decimal places of the underwritten net cash flow of the Farallon Portfolio, and not the Farallon Rental Housing Portfolio, divided by the aggregate Assumed
Loan Debt Service (rounded to the nearest hundredth). The underwritten net cash flow is calculated using the revenue during the most recent three month period annualized and the expenses for the most recent twelve month period.

As used herein "Assumed Loan Debt Service" means the annual debt service on the
Farallon Portfolio Loan Combination calculated (i) with respect to the Farallon
Portfolio Loan Fixed Rate Notes, using the computed debt service during the prior 12-month period and assuming that the Farallon Portfolio Loan Fixed Rate
Notes had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation and (ii) with respect to the
Farallon Portfolio Loan Floating Rate A Note, using an assumed interest rate equal to the then applicable interest rate cap strike rate (as of the closing date, the strike rate is 5.75%, and during any Farallon Portfolio Loan Floating
Rate A Note extension term, shall be 6.0%, provided such strike rate may be adjusted by lender such that the Debt Service Coverage Ratio during the applicable extension term taking into account interest rate cap payments at the adjusted strike rate is not less than 1.43x) plus 0.75% over the prior 12-month period and assuming that the Farallon Portfolio Loan Floating Rate A Note had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation.

(1)  Borrower has given notice to the master servicer of the ML-CFC Commercial
     Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates,
     Series 2007-8 securitization transaction of its intention to sell the
     Oasis, Sunset Country and Meadowbrook properties, which are all located in
     Pueblo, CO, pursuant to held for sale events. Borrower has indicated that the transaction is tentatively scheduled to close in May 2008, but may close on another date, or may only close in part, or not close at all. In connection with such a sale, if it occurs, Borrower must pay down a portion of the principal balance of the floating rate portion of the Farallon
     Portfolio Loan Combination, in an amount detailed in the Farallon Portfolio loan documents, to release the sold properties from the lien of the mortgage securing the Farallon Portfolio Loan Combination.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

As used herein, "Debt Service Coverage Test" means as of any date of calculation with respect to a property release, substitution, partial defeasance or other event, a test which shall be satisfied if the Debt Service Coverage Ratio for the manufactured housing communities that remain in the Farallon Portfolio (or with respect to a substitution, are collateral for the Farallon Portfolio Loan
Combination following such substitution) after such property release, substitution, partial defeasance or other event, equals or exceeds the greater of (i) 1.23x and (ii) the lesser of (A) the Debt Service Coverage Ratio immediately prior to the applicable property release, substitution, partial defeasance or other event and (B) 1.43x.

PROPERTY SUMMARY

                        FARALLON PORTFOLIO PROPERTIES(1)

                                                                 TRAILING               ANNUAL     ANNUAL     ANNUAL    TRAILING
                                                                12 MONTHS             EFFECTIVE  EFFECTIVE  EFFECTIVE  12 MONTHS
                                              2005  2006  2007  31-MAR-08  3/31/2008     2005       2006       2007    31-MAR-08
     PROPERTY NAME             LOCATION        OCC   OCC   OCC     OCC         OCC       RENT       RENT       RENT       RENT
--------------------------------------------------------------------------------------------------------------------------------

Westview                  Gillette, WY        85.2% 97.2% 99.4%   99.6%      100.0%     2,938      3,220      3,498      3,592
Highview                  Gillette, WY        91.0% 98.5% 99.7%   99.8%      100.0%     2,946      3,304      3,541      3,628
Denton Falls              Denton, TX          60.0% 56.7% 55.9%   57.3%       63.4%     3,527      3,601      3,773      3,807
Shiloh Pines              Tyler, TX           73.0% 72.7% 69.5%   68.6%       68.6%     2,767      2,923      3,101      3,146
Southfork                 Denton, TX          87.8% 77.5% 70.5%   68.9%       69.4%     3,538      3,741      3,911      3,917
Meadowbrook               Pueblo, CO          63.8% 57.5% 55.2%   54.8%       54.0%     2,961      3,086      3,335      3,373
Loveland                  Loveland, CO        94.8% 93.1% 91.1%   90.5%       90.3%     4,618      4,763      4,924      4,948
Brittany Place            Topeka, KS          88.1% 87.9% 85.3%   84.6%       82.8%     2,426      2,790      2,999      3,010
Pleasant Grove (CO)       Fort Collins, CO    84.9% 79.7% 79.7%   79.7%       80.4%     4,335      4,330      4,534      4,536
Seascape                  Corpus Christi, TX  60.1% 56.9% 53.9%   53.6%       54.9%     2,908      2,953      3,121      3,166
Willow Springs            Fort Worth, TX      82.3% 69.3% 68.1%   65.3%       59.4%     2,464      3,005      3,287      3,378
Cimmaron Village          Cheyenne, WY        90.3% 88.6% 92.5%   91.6%       89.6%     2,932      3,007      3,159      3,210
Englewood Village         Cheyenne, WY        92.2% 94.7% 98.4%   98.9%      100.0%     3,161      3,425      3,615      3,679
Cowboy                    Pocatello, ID       77.1% 70.5% 73.2%   74.2%       74.7%     3,797      2,853      2,806      2,858
Springdale Lake           Belton, MO          89.3% 87.3% 84.7%   84.2%       83.3%     3,008      3,494      3,735      3,770
Tanglewood                Huntsville, TX      78.3% 80.1% 81.1%   82.5%       88.5%     2,806      2,974      3,070      3,079
Cloverleaf                Moline, IL          95.5% 94.5% 91.4%   90.2%       87.7%     3,123      3,314      3,719      3,769
The Woodlands             Wichita, KS         74.6% 71.9% 68.2%   66.9%       65.4%     2,589      2,895      3,010      3,031
Ridgewood Estates         Topeka, KS          88.6% 86.8% 85.2%   84.7%       83.4%     2,821      2,993      3,186      3,211
Rose Country Estates      Tyler, TX           78.2% 80.4% 80.3%   79.2%       78.6%     2,473      2,631      2,724      2,776
Twin Oaks                 Wichita, KS         72.2% 71.5% 69.7%   68.7%       67.2%     2,407      2,656      2,787      2,826
El Lago                   Fort Worth, TX      90.2% 89.1% 86.8%   86.7%       90.1%     3,666      3,850      4,164      4,198
Audora                    Wichita, KS         80.0% 81.9% 79.7%   78.4%       75.7%     2,496      2,802      2,879      2,897
El Dorado                 Sherman, TX         66.8% 59.2% 57.4%   57.1%       55.7%     2,586      2,865      2,985      3,022
El Lago II                Fort Worth, TX      84.1% 84.2% 77.0%   76.2%       78.9%     3,478      3,526      3,769      3,889
Whispering Hills          Coal Valley, IL     87.2% 93.8% 92.2%   92.2%       93.3%     2,665      2,825      3,166      3,196
Creekside Estates         Seagoville, TX      80.8% 80.1% 78.8%   76.9%       75.8%     3,064      3,337      3,494      3,514
Village North             Lewisville, TX      90.4% 94.5% 98.7%   98.5%       97.2%     4,340      4,619      4,830      4,925
Oak Park Village (TX)     Coppell, TX         90.7% 90.7% 88.7%   88.4%       90.4%     4,611      4,832      5,093      5,131
Creekside                 Seagoville, TX      84.8% 83.3% 81.0%   80.2%       79.7%     2,868      3,018      3,229      3,287
Kimberly @ Creekside      Seagoville, TX      84.3% 84.5% 79.6%   78.5%       75.7%     2,890      3,061      3,261      3,292
Dynamic                   DeSoto, TX          85.8% 89.5% 88.2%   86.5%       85.9%     3,415      3,767      3,951      4,033
Navajo Lake Estates       Wichita, KS         66.7% 63.4% 61.4%   60.3%       60.6%     2,516      2,809      2,871      2,902
Glen Acres                Wichita, KS         69.8% 66.0% 56.6%   55.6%       51.9%     2,457      2,696      2,655      2,671
Sherwood Acres            Wichita, KS         63.4% 61.4% 60.7%   60.4%       60.9%     2,464      2,749      2,771      2,777
Belaire                   Pocatello, ID       81.1% 78.7% 79.7%   80.0%       79.2%     2,656      2,655      2,742      2,783
Portside                  Jacksonville, FL    97.4% 97.9% 97.5%   97.6%       98.1%     3,719      3,796      4,019      4,084
The Towneship at Clifton  Wichita, KS         56.2% 51.1% 44.5%   43.9%       43.9%     2,486      2,725      2,792      2,796
Prairie Village           Salina, KS          82.6% 84.9% 82.3%   81.6%       81.5%     2,641      2,980      3,123      3,176
El Caudillo               Wichita, KS         89.3% 87.6% 88.1%   88.3%       85.1%     2,495      2,883      2,955      3,006
Village Park              Greensboro, NC      85.8% 83.0% 81.6%   80.4%       77.6%     3,172      3,458      3,517      3,564
River Oaks                Kansas City, KS     79.5% 75.5% 72.7%   72.2%       71.2%     2,886      3,228      3,490      3,522
Sunset Village            Gainesville, TX     78.8% 70.2% 65.9%   65.6%       67.6%     2,477      2,691      2,831      2,871
Hidden Hills              Casper, WY          96.4% 92.7% 94.7%   96.5%       99.2%     2,592      2,950      3,065      3,151
Westlake                  Oklahoma City, OK   72.3% 70.1% 68.9%   68.0%       67.8%     2,391      2,602      2,746      2,809
Burntwood                 Oklahoma City, OK   85.5% 84.3% 82.3%   82.4%       83.6%     2,487      2,697      2,887      2,904
Willow Terrace            Fort Worth, TX      65.2% 64.2% 61.2%   59.5%       60.1%     3,031      3,113      3,240      3,282
Timberland                Choctaw, OK         77.8% 79.5% 77.8%   76.7%       75.1%     2,190      2,562      2,677      2,694
Northern Hills            Springdale, AR      88.1% 89.4% 91.5%   90.4%       84.4%     2,626      3,069      3,216      3,277
Oak Glen                  Fayetteville, AR    87.9% 88.5% 91.2%   88.4%       80.7%     2,576      2,968      3,072      3,176
Eastview                  Gillette, WY        82.5% 94.5% 99.2%   99.5%      100.0%     3,095      3,272      3,547      3,621
Mesquite Ridge            Dallas, TX          88.6% 94.6% 94.3%   92.5%       89.4%     2,996      3,206      3,335      3,400

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                        FARALLON PORTFOLIO PROPERTIES(1)

                                                                    TRAILING              ANNUAL     ANNUAL     ANNUAL   TRAILING
                                                                    12 MONTHS           EFFECTIVE  EFFECTIVE  EFFECTIVE  12 MONTHS
                                                2005   2006  2007   31-MAR-08  3/31/2008   2005       2006       2007    31-MAR-08
     PROPERTY NAME            LOCATION          OCC    OCC    OCC      OCC        OCC      RENT       RENT       RENT       RENT
----------------------------------------------------------------------------------------------------------------------------------

Mesquite Meadows          Dallas, TX            88.2%  88.8%  85.6%    83.8%      79.0%   2,991      3,230      3,331      3,408
Terrace                   Casper, WY            97.1%  95.9%  95.0%    95.5%      98.2%   2,594      2,908      3,152      3,193
Shadow Mountain           Sherman, TX           70.0%  60.9%  58.2%    57.2%      55.8%   2,675      2,791      2,949      2,987
Mesquite Green            Dallas, TX            92.1%  94.4%  94.1%    94.4%      97.5%   3,027      3,296      3,498      3,521
Pine Hills                Lawrence, KS          90.8%  87.5%  82.3%    81.6%      81.1%   2,855      3,155      3,272      3,282
Riverside (KS)            Lawrence, KS          96.9%  95.0%  90.4%    89.3%      88.2%   3,005      3,172      3,325      3,371
Overholser Village        Oklahoma City, OK     81.2%  83.3%  79.8%    78.9%      79.0%   2,344      2,574      2,698      2,714
Cottonwood Grove          Plano, TX             94.4%  96.7%  96.6%    97.3%      99.3%   4,496      4,790      5,062      5,104
Countryside (OK)          Stillwater, OK        70.8%  58.4%  54.3%    53.6%      52.0%   2,407      2,582      2,686      2,690
Eastern Villa             Stillwater, OK        81.5%  75.6%  67.3%    65.0%      64.8%   2,399      2,598      2,758      2,768
Oakridge / Stonegate      Stillwater, OK        80.2%  70.7%  63.0%    61.3%      60.2%   2,383      2,517      2,661      2,732
Riverchase                Manhattan, KS         97.6%  98.0%  97.9%    97.4%      97.5%   2,374      2,568      2,766      2,818
Colonial Gardens          Manhattan, KS         98.9%  99.1%  98.7%    98.3%      98.2%   2,627      2,756      2,949      3,000
Chalet City               Crowley, TX           82.4%  81.3%  78.7%    78.2%      80.1%   3,353      3,634      3,778      3,813
Carriage Court East       Orlando, FL           98.1%  99.4% 100.0%    99.9%      99.2%   3,571      3,721      3,934      4,004
Carriage Court Central    Orlando, FL           98.0%  97.1%  99.7%    99.8%      99.2%   3,488      3,610      3,840      3,913
Oak Park Village (FL)     Gainesville, FL       92.8%  95.0%  95.6%    95.9%      96.8%   2,699      2,729      2,937      2,985
Glenview                  Midwest City, OK      71.0%  68.3%  68.1%    68.9%      71.7%   2,346      2,596      2,748      2,783
Westmoor                  Oklahoma City, OK     70.2%  70.4%  66.9%    67.0%      71.1%   2,500      2,642      2,715      2,717
Commerce Heights          Commerce City, CO     95.6%  97.3%  95.4%    95.4%      96.1%   4,427      4,601      4,811      4,856
Golden Rule               Oklahoma City, OK     79.2%  84.6%  82.1%    81.7%      80.5%   2,262      2,556      2,707      2,712
Misty Hollow              Midwest City, OK      57.7%  55.0%  50.0%    49.2%      50.8%   1,935      2,419      2,572      2,517
Sunset 77                 Douglass, KS          64.4%  55.5%  49.0%    49.2%      48.1%   1,930      2,158      2,284      2,363
Countryside (KS)          Hays, KS              81.3%  75.4%  73.7%    73.2%      72.6%   2,166      2,508      2,610      2,632
Highland Acres            Lewisville, TX        87.6%  95.3%  95.9%    94.4%      92.8%   3,972      4,311      4,469      4,513
Evergreen Village - IA    Sioux City, IA        74.0%  74.6%  73.0%    72.3%      71.4%   2,931      3,252      3,477      3,502
Countryside Village (TN)  Columbia, TN          66.4%  62.6%  62.5%    61.7%      61.7%   2,867      2,955      3,201      3,258
Sycamore Square           Wichita, KS           38.6%  34.9%  31.4%    31.4%      31.4%   2,241      2,455      2,479      2,490
Eagle Ridge               Lewisville, TX        92.5%  93.6%  92.8%    91.3%      88.8%   3,946      4,203      4,445      4,504
Green Valley Village      Casper, WY            95.2%  93.5%  94.7%    94.8%      96.2%   2,592      2,946      3,088      3,174
Shady Creek               Dallas, TX            78.2%  76.4%  75.6%    74.7%      73.7%   2,865      3,201      3,291      3,323
Summit Oaks               Fort Worth, TX        83.3%  80.8%  76.4%    74.5%      73.1%   3,566      3,774      3,985      4,055
Rolling Hills             Dallas, TX            87.4%  88.5%  89.0%    88.4%      86.7%   3,026      3,390      3,423      3,480
West Cloud Commons        Salina, KS            67.1%  68.4%  65.6%    64.2%      63.1%   2,456      2,765      2,824      2,841
Cedar Creek, KS           Salina, KS            57.7%  57.4%  56.0%    56.2%      57.4%   2,475      2,756      2,844      2,883
Stony Brook North         Raleigh, NC           93.2%  95.5%  95.2%    95.1%      95.1%   4,404      4,619      4,875      4,929
Wheel Estates             Orlando, FL           99.8%  99.1%  83.4%    96.3%      96.3%   2,719      2,819      3,022      3,066
Meadowood                 Topeka, KS            90.3%  87.0%  76.2%    82.6%      81.2%   2,426      2,846      2,985      2,991
Lakewood - TX             Royse City, TX        79.7%  74.7%  97.6%    76.6%      80.6%   2,955      3,102      3,185      3,234
Ewing Trace               Des Moines, IA        98.9%  98.9%  91.2%    97.5%      98.4%   3,772      4,314      4,531      4,574
The Meadows               Aurora, CO            89.2%  92.6% 100.0%    91.6%      91.4%   5,290      5,386      5,579      5,665
Washingtonville Manor     Washingtonville, NY  100.0% 100.0%  71.1%   100.0%     100.0%   6,711      7,217      7,421      7,487
Mission Estates           El Paso, TX           66.8%  67.3%  93.3%    71.3%      72.0%   2,975      3,188      3,270      3,307
Brookside                 West Jordan, UT       92.0%  91.2%  96.6%    93.4%      94.7%   3,947      4,076      4,325      4,391
Chalet North              Apopka, FL            94.1%  95.4%  87.3%    95.8%      94.1%   3,992      4,070      4,368      4,433
Cypress Shores            Winter Haven, FL      88.5%  86.7%  72.7%    86.9%      86.0%   3,304      3,497      3,479      3,505
Brookshire Village        House Springs, MO     71.7%  76.3%  41.1%    72.2%      72.3%   2,726      2,941      3,353      3,426
South Arlington Estates   Arlington, TX         74.6%  85.8%  61.9%    91.3%      92.3%   3,441      3,859      3,942      4,024
Autumn Forest             Browns Summit, NC     49.9%  44.2%  85.9%    40.5%      39.1%   2,835      2,972      3,129      3,171
Woodlake                  Greensboro, NC        64.2%  61.9%  80.3%    61.3%      60.8%   3,304      3,528      3,739      3,741
Arlington Lakeside        Arlington, TX         89.7%  84.7%  94.4%    88.5%      94.8%   3,616      3,956      4,232      4,266
Four Seasons              Fayetteville, GA      87.7%  88.5%  84.4%    78.4%      76.1%   3,370      3,584      3,952      3,948
Lamplighter Village       Marietta, GA          93.7%  96.5%  81.1%    93.6%      92.6%   4,188      4,518      4,753      4,777
Shadowood                 Acworth, GA           92.5%  92.7%  94.6%    82.9%      81.3%   3,846      4,165      4,594      4,595
Stone Mountain            Stone Mountain, GA    83.9%  83.4%  85.0%    80.5%      80.8%   4,255      4,515      4,781      4,820
Highland                  Elkhart, IN           89.5%  93.5%  94.0%    94.7%      94.7%   2,910      3,102      3,209      3,268
Birchwood Farms           Birch Run, MI         90.3%  92.0%  75.0%    83.5%      81.7%   3,625      3,922      4,089      4,112
Cedar Knoll               Waterloo, IA          95.4%  95.4%  78.0%    92.8%      91.4%   2,497      2,733      2,978      3,034
Cedar Terrace             Cedar Rapids, IA      78.7%  77.6%  72.5%    74.3%      72.6%   2,951      3,404      3,407      3,433
Five Seasons Davenport    Davenport, IA         77.5%  78.5%  81.4%    77.7%      77.2%   2,681      3,074      3,171      3,179
Marion Village            Marion, IA            79.2%  76.9%  90.0%    71.6%      70.2%   2,899      3,276      3,288      3,313

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                           FARALLON PORTFOLIO PROPERTIES(1)

                                                                     TRAILING              ANNUAL    ANNUAL    ANNUAL   TRAILING
                                                                     12 MONTHS           EFFECTIVE EFFECTIVE EFFECTIVE 12 MONTHS
                                                  2005   2006  2007  31-MAR-08 3/31/2008    2005      2006      2007   31-MAR-08
     PROPERTY NAME              LOCATION          OCC    OCC    OCC     OCC       OCC       RENT      RENT      RENT      RENT
--------------------------------------------------------------------------------------------------------------------------------

Silver Creek               Davenport, IA        83.4%  82.2%  82.5%    81.0%    80.4%     2,718     3,084     3,270     3,279
Mallard Lake               Pontoon Beach, IL    93.4%  92.9%  71.7%    89.7%    89.5%     3,564     3,458     3,609     3,632
Encantada                  Las Cruces, NM       83.9%  82.2%  78.4%    82.7%    83.1%     3,951     4,087     4,309     4,365
Royal Crest                Los Alamos, NM       79.3%  77.5%  51.1%    67.8%    61.5%     5,532     5,550     5,845     5,918
Brookside Village - TX     Dallas, TX           80.0%  80.4%  94.7%    77.9%    76.4%     3,040     3,441     3,607     3,668
Meadow Glen                Keller, TX           64.4%  56.6%  74.5%    49.6%    47.9%     3,058     3,290     3,553     3,592
Silver Leaf                Mansfield, TX        89.5%  92.7%  88.1%    94.4%    96.6%     2,872     3,177     3,443     3,538
Pleasant View Estates      Bloomsburg, PA       71.6%  73.9%  86.0%    74.2%    73.6%     2,872     3,165     3,267     3,296
Brookside Village - PA     Berwick, PA          83.0%  87.6%  92.4%    88.4%    88.9%     2,843     3,112     3,288     3,324
Carsons                    Chambersburg, PA     86.8%  87.1%  74.6%    86.0%    86.3%     2,520     2,578     2,716     2,781
Chelsea                    Sayre, PA            84.5%  94.6%  63.5%    91.3%    91.8%     2,854     2,809     3,030     3,027
Collingwood MHP            Horseheads, NY       77.7%  73.2%  99.7%    75.6%    76.7%     2,574     2,943     3,243     3,285
Crestview - PA             Athens, PA           56.3%  62.9%  95.3%    62.1%    62.6%     2,537     2,690     2,857     2,870
Valley View - Danboro      Danboro, PA          98.8%  98.2%  91.0%    99.4%    98.7%     4,333     4,557     4,572     4,633
Valley View - Ephrata      Ephrata, PA          94.0%  95.6% 100.0%    95.4%    96.2%     3,228     3,590     3,775     3,832
Frieden Manor              Schuylkill Haven, PA 87.1%  90.6%  93.1%    91.1%    91.7%     2,903     3,048     3,261     3,319
Green Acres                Chambersburg, PA     99.7% 100.0%  94.8%   100.0%   100.0%     2,459     2,443     2,525     2,609
Gregory Courts             Honey Brook, PA      95.7%  94.6%  99.5%    93.3%    92.5%     4,007     3,921     4,183     4,307
Valley View - Honey Brook  Honey Brook, PA      86.3%  93.1%  89.9%    95.1%    95.1%     3,725     4,037     4,224     4,322
Huguenot Estates           Port Jervis, NY      99.3%  99.7%  92.0%    99.5%   100.0%     3,989     4,469     4,878     4,945
Maple Manor                Taylor, PA           87.8%  91.4%  90.1%    89.4%    88.4%     2,716     3,072     3,263     3,271
Monroe Valley              Jonestown, PA        98.1%  94.4%  94.0%    91.9%    90.9%     3,027     3,291     3,306     3,378
Moosic Heights             Avoca, PA            82.5%  89.8%  87.4%    89.3%    87.6%     2,707     2,863     3,136     3,181
Mountaintop                Narvon, PA           92.5%  91.7%  66.1%    95.9%    97.4%     3,777     4,029     4,148     4,218
Oakwood Lake Village       Tunkhannock, PA      88.9%  90.6%  98.7%    87.4%    87.3%     2,705     2,818     3,206     3,236
Pine Haven MHP             Blossvale, NY        64.7%  63.9%  89.0%    68.7%    74.4%     2,594     2,587     2,837     2,880
Sunny Acres                Somerset, PA         96.4%  98.5%  94.2%    98.7%    99.0%     2,624     2,763     2,915     2,977
Sunnyside                  Norristown, PA       95.1%  92.2%  85.6%    88.6%    87.3%     4,693     5,034     5,388     5,457
Suburban Estates           Greensburg, PA       93.3%  94.0%  84.1%    94.3%    95.5%     2,634     2,721     2,858     2,965
Western Mobile Estates     West Valley City, UT 81.3%  84.7%  90.2%    85.8%    86.1%     3,664     3,898     4,132     4,212
Harmony Road               Fort Collins, CO     88.6%  83.2%  82.2%    84.1%    83.3%     4,488     4,594     4,755     4,768
Inspiration Valley         Arvada, CO           88.2%  89.6%  88.9%    89.6%    87.1%     5,342     5,397     5,740     5,784
Mountainside Estates       Golden, CO           86.8%  84.9%  83.5%    81.5%    79.8%     5,451     5,602     5,798     5,870
Oasis                      Pueblo, CO           87.3%  88.3%  88.2%    88.7%    88.2%     3,785     3,816     3,938     3,974
Mobile Gardens             Denver, CO           90.7%  81.8%  53.1%    84.0%    87.0%     5,260     5,279     5,459     5,548
Sheridan                   Arvada, CO           89.5%  90.9%  61.7%    87.4%    84.8%     5,251     5,546     5,652     5,718
Stoneybrook                Greeley, CO          65.9%  55.5%  97.2%    54.0%    54.5%     4,299     4,442     4,514     4,560
Sunset Country             Pueblo, CO           70.3%  65.0%  75.2%    61.5%    61.3%     3,607     3,750     3,888     3,915
Thornton Estates           Thornton, CO         97.4%  97.7%  92.4%    97.0%    96.6%     5,173     5,271     5,488     5,559
Villa West (CO)            Greeley, CO          86.1%  76.4%  79.1%    75.7%    75.2%     3,958     4,093     4,159     4,186
Country Club Crossing      Altoona, IA          88.5%  91.3%  81.1%    93.0%    93.4%     3,672     4,403     4,635     4,702
Tallview Terrace           Sioux City, IA       82.4%  84.2%  85.1%    78.0%    76.8%     2,927     3,258     3,450     3,459
Siouxland Estates          South Sioux City, NE 87.6%  86.6%  92.1%    79.7%    77.7%     2,964     3,265     3,394     3,412
Deerpointe                 Jacksonville, FL     82.2%  86.4%  91.9%    83.2%    79.0%     3,062     3,123     3,302     3,343
Countryside (CO)           Greeley, CO          90.9%  88.0%  94.6%    92.2%    93.1%     3,731     3,869     3,904     3,949
Shady Lane                 Commerce City, CO    90.5%  92.4%  80.9%    91.3%    92.2%     4,017     4,205     4,545     4,576
Easy Living                Lawrence, KS         95.6%  95.7%  79.1%    93.4%    91.5%     3,147     3,261     3,457     3,517
Harper Woods               Lawrence, KS         86.2%  87.4%  90.3%    78.8%    76.4%     3,017     3,080     3,166     3,203
Rockview Heights           Arnold, MO           86.4%  83.8%  94.4%    79.0%    81.0%     2,980     3,144     3,353     3,350
Wikiup                     Henderson, CO        93.0%  91.3%  28.0%    89.6%    89.4%     5,229     5,477     5,755     5,775
Blue Valley                Manhattan, KS        95.8%  97.4%  69.1%    93.4%    92.5%     2,098     2,439     2,748     2,769
Sleepy Hollow              Wichita, KS          42.1%  29.3%  90.8%    27.3%    25.8%     2,515     2,736     2,772     2,769
Ortega Village             Jacksonville, FL     72.0%  67.7%  96.3%    69.6%    70.5%     2,950     3,070     3,212     3,247
Magnolia Circle            Jacksonville, FL     82.0%  92.5%  95.7%    88.6%    89.7%     2,842     3,136     3,203     3,213
Vogel Manor MHC            Arnold, MO           90.2%  94.0%  81.7%    95.2%    93.2%     2,958     3,184     3,305     3,348
Green Spring Valley        Raleigh, NC          89.6%  93.3%  68.1%    95.0%    94.1%     3,552     3,760     3,943     4,020
Western Park               Fayetteville, AR     74.7%  82.2%  51.2%    79.8%    76.4%     2,663     2,992     3,135     3,184
Hidden Oaks                Fort Worth, TX       77.7%  62.1%  76.7%    67.5%    66.7%     2,664     3,035     3,362     3,465
Enchanted Village          Alton, IL            65.1%  56.3%  99.2%    50.5%    50.0%     2,854     2,935     3,287     3,302
Oak Grove                  Godfrey, IL          80.5%  79.6%  80.7%    76.5%    79.5%     2,728     2,942     3,059     3,055
Whitney                    Gainesville, FL      97.2%  97.9%  94.7%    99.3%    99.5%     2,933     2,830     3,050     3,025

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                            FARALLON PORTFOLIO PROPERTIES(1)

                                                                      TRAILING            ANNUAL    ANNUAL    ANNUAL    TRAILING
                                                                     12 MONTHS           EFFECTIVE EFFECTIVE EFFECTIVE 12 MONTHS
                                                  2005   2006  2007  31-MAR-08 3/31/2008   2005      2006      2007    31-MAR-08
    PROPERTY NAME               LOCATION          OCC    OCC    OCC     OCC       OCC      RENT      RENT      RENT      RENT
--------------------------------------------------------------------------------------------------------------------------------

Siesta Manor                Fenton, MO            79.7%  82.8% 65.7%   79.9%     79.7%     2,829     3,043     3,219     3,265
Northland                   Kansas City, MO       97.9%  96.0% 95.9%   94.2%     94.0%     3,288     3,666     3,851     3,905
Sunrise Terrace             Newton, IA            73.1%  67.2% 82.8%   64.6%     63.0%     2,632     2,547     2,766     2,818
Castle Acres                O'Fallon, IL          97.3%  97.1% 90.7%   96.3%     95.2%     2,711     2,975     3,373     3,447
Country Club Manor          Imperial, MO          85.6%  85.7% 65.7%   81.8%     80.2%     3,031     3,329     3,461     3,490
Aledo                       Aledo, TX             94.1%  91.9% 85.8%   90.2%     89.3%     3,064     3,351     3,600     3,692
Mulberry Heights            Fort Worth, TX        84.8%  63.8% 89.9%   63.5%     57.4%     2,876     2,985     3,421     3,471
Zoppe's                     Seagoville, TX        86.2%  85.5% 78.3%   84.7%     81.8%     2,423     2,593     2,811     2,856
Golden Triangle             Coppell, TX           96.0%  90.6% 76.0%   92.0%     96.3%     4,821     5,011     5,139     5,162
Bush Ranch                  House Springs, MO     67.4%  77.1% 63.4%   78.3%     78.3%     2,931     3,246     3,340     3,373
Park Avenue Estates         Haysville, KS         77.7%  74.4% 90.1%   74.7%     72.9%     2,335     2,732     2,595     2,628
Seamist                     Corpus Christi, TX    66.7%  64.4% 93.8%   63.0%     63.1%     2,891     3,095     3,140     3,166
Hidden Acres                Arnold, MO            81.1%  91.7% 99.3%   91.0%     92.3%     3,137     3,247     3,396     3,457
Connie Jean                 Jacksonville, FL      82.1%  93.4% 99.5%   92.3%     87.1%     2,371     2,636     2,797     2,834
Camelot                     North Salt Lake, UT   99.2%  99.0% 99.9%   99.5%     99.7%     4,542     4,733     4,997     5,078
Country Club Mobile Estates Salt Lake City, UT    99.0%  99.2% 95.6%   99.7%     99.7%     4,488     4,599     4,881     4,953
Crescentwood Village        Sandy, UT             98.9%  98.8% 95.2%  100.0%    100.0%     4,379     4,501     4,774     4,836
Redwood Village             West Valley City, UT  98.5%  98.3% 98.9%   94.8%     92.5%     4,197     4,293     4,528     4,580
Riverdale                   Riverdale, UT         93.2%  94.8% 92.1%   95.4%     95.2%     3,765     3,771     4,029     4,100
Villa West (UT)             West Jordan, UT       95.6%  97.2% 97.0%   99.0%     99.5%     4,211     4,378     4,600     4,691
Washington Mobile Estates   Ogden, UT             89.8%  92.9% 88.9%   92.3%     92.5%     3,668     3,846     4,007     4,073
Windsor Mobile Estates      West Valley City, UT  96.6%  95.4% 63.9%   97.6%     98.4%     4,374     4,536     4,728     4,819
Meridian Sooner             Oklahoma City, OK     92.9%  88.8% 83.6%   88.1%     85.4%     2,315     2,617     2,712     2,744
Shawnee Hills               Topeka, KS            66.7%  65.4% 93.4%   62.8%     59.6%     2,275     2,485     2,616     2,627
Deerhurst                   Wendell, NC           82.1%  83.1% 99.6%   82.6%     81.2%     3,272     3,393     3,632     3,671
Plainview                   Casper, WY            95.1%  94.0% 97.6%   94.1%     95.8%     2,244     2,486     2,615     2,676
Park Plaza                  Gillette, WY          97.0%  98.3% 90.5%   99.8%    100.0%     2,983     3,351     3,626     3,710
Havenwood                   Pompano Beach, FL     98.0%  95.8% 96.1%   97.2%     96.7%     5,486     5,297     5,314     5,355
Western Hills               Davie, FL             98.4%  89.7% 63.8%   90.1%     90.1%     5,671     5,797     6,096     6,174
Terrace II                  Casper, WY            96.7%  97.1% 99.3%   95.5%     95.7%     2,615     2,954     3,148     3,209
New Twin Lakes              Bloomingburg, NY      99.0%  99.3% 89.9%   99.2%     98.8%     5,707     5,973     6,345     6,446
Spring Valley Village       Nanuet, NY            99.6%  99.8% 79.9%  100.0%    100.0%     7,538     8,059     8,301     8,382
Dynamic II                  DeSoto, TX            93.1%  91.1% 77.3%   88.0%     84.7%     3,391     3,691     3,930     3,994
Quail Run                   Hutchins, TX          80.2%  82.5% 98.5%   77.6%     75.9%     3,087     3,315     3,407     3,386
Gallant Estates             Greensboro, NC        76.8%  77.5% 98.0%   76.2%     75.0%     2,565     2,794     2,891     2,897
Forest Park                 Queensbury, NY        98.7%  98.7% 96.6%   98.5%     98.9%     3,783     4,047     4,416     4,485
Birch Meadows               Saratoga Springs, NY  92.5%  99.4% 93.1%   97.8%     98.4%     3,579     3,866     4,369     4,426
Park D'Antoine              Gansevoort, NY        95.1% 100.0% 95.5%   98.0%    100.0%     3,189     3,601     3,961     4,053
Viking Villa                Ogden, UT             92.7%  93.3% 97.5%   93.4%     94.2%     3,173     3,203     3,466     3,529
Lakeview Estates            Layton, UT            96.1%  97.0% 99.9%   95.4%     96.2%     3,780     3,910     4,103     4,156
Siesta Lago                 Kissimmee, FL         96.5%  97.5% 92.9%   96.9%     95.5%     4,291     4,394     4,587     4,645
Connelly Terrace            Connelly, NY          99.7%  99.8% 84.5%   99.9%    100.0%     4,472     4,581     5,135     5,223
Sundown                     Clearfield, UT        90.4%  91.4% 98.7%   92.8%     93.8%     3,512     3,641     3,806     3,869
Valley Verde                Las Cruces, NM        79.4%  79.3% 86.2%   84.2%     83.2%     2,939     3,107     3,277     3,310
Riverside (UT)              West Valley City, UT  95.5%  98.5% 90.2%   98.7%     99.5%     3,970     4,113     4,375     4,444
Hampton Acres               DeSoto, TX            81.4%  89.8% 69.2%   84.7%     81.4%     3,443     3,728     3,964     4,021
Southridge Estates          Des Moines, IA        88.4%  92.8% 66.9%   89.6%     89.6%     3,615     4,089     4,316     4,365
Pleasant Grove (NC)         Fuquay-Varina, NC     72.2%  61.1% 62.0%   70.9%     75.0%     2,721     3,027     3,166     3,210
Terrell Crossing            Terrell, TX           70.1%  65.7% 97.6%   65.9%     66.5%     3,316     3,329     3,456     3,489
Amber Village               Dallas, TX            63.2%  65.2% 97.6%   60.7%     60.7%     3,021     3,251     3,254     3,319
Jonesboro (Atlanta Meadows) Riverdale, GA        100.0%  99.3% 70.1%   97.1%     97.3%     3,383     3,655     3,917     3,977
Breazeale                   Laramie, WY           96.2%  97.4% 70.1%   97.5%     95.8%     3,622     3,485     3,607     3,646
Broadmore                   Goshen, IN            70.0%  72.4% 98.3%   69.5%     68.1%     3,596     3,811     4,087     4,094
Carnes Crossing             Summerville, SC       75.6%  73.9% 56.3%   70.3%     71.8%     2,869     3,178     3,422     3,469
Castlewood Estates          Mableton, GA          95.9%  97.3% 88.9%   97.9%     95.3%     3,935     4,127     4,316     4,386
Casual Estates              Liverpool, NY         60.0%  60.2% 93.5%   55.2%     53.9%     4,116     4,155     4,732     4,797
Riverdale (Colonial Coach)  Riverdale, GA         89.8%  90.8% 54.0%   87.4%     86.2%     3,729     3,900     4,168     4,206
Columbia Heights            Grand Forks, ND       94.4%  95.7% 93.7%   93.1%     93.0%     3,822     4,091     4,296     4,354
Crestview - OK              Stillwater, OK        60.4%  55.0% 85.7%   53.4%     50.6%     2,694     2,858     3,015     3,081
CV-Jacksonville             Jacksonville, FL      86.2%  89.6% 82.8%   94.7%     96.3%     4,063     4,131     4,297     4,358
Eagle Creek                 Tyler, TX             88.7%  88.7% 84.9%   85.9%     88.4%     2,787     2,575     2,890     2,952

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                         FARALLON PORTFOLIO PROPERTIES(1)

                                                                    TRAILING             ANNUAL    ANNUAL    ANNUAL   TRAILING
                                                                   12 MONTHS           EFFECTIVE EFFECTIVE EFFECTIVE 12 MONTHS
                                               2005   2006   2007  31-MAR-08 3/31/2008    2005      2006      2007   31-MAR-08
        PROPERTY NAME           LOCATION        OCC   OCC    OCC      OCC       OCC       RENT      RENT      RENT     RENT
------------------------------------------------------------------------------------------------------------------------------

Falcon Farms              Port Byron, IL       85.8%  87.0%  96.4%    81.6%    78.5%      3,147     3,302     3,588     3,639
Forest Creek              Elkhart, IN          81.5%  86.0%  70.9%    85.4%    88.0%      4,707     3,852     4,073     4,107
Foxhall Village           Raleigh, NC          85.1%  96.4%  93.0%    96.3%    96.5%      4,100     4,398     4,626     4,697
Golden Valley             Douglasville, GA     71.9%  71.9%  76.4%    74.7%    85.8%      3,345     3,644     3,733     3,678
Lakewood Estates          Davenport, IA        94.9%  94.8%  88.7%    92.2%    90.5%      3,306     3,650     3,870     3,936
Landmark Village          Fairburn, GA         81.6%  81.9%  96.9%    75.1%    73.7%      3,666     3,974     4,264     4,277
Marnelle                  Fayetteville, GA     94.4%  92.4%  71.2%    87.5%    87.6%      3,694     4,010     4,345     4,376
Oak Ridge                 Elkhart, IN          95.2%  97.9%  98.1%    95.9%    92.2%      3,278     3,672     3,917     3,965
Oakwood Forest            Greensboro, NC       73.9%  72.8%  90.7%    70.2%    68.6%      3,015     3,390     3,592     3,630
Pedaler's Pond            Lake Wales, FL       93.2%  97.2%  89.4%    98.6%   100.0%      3,117     3,251     3,310     3,343
President's Park          Grand Forks, ND      88.7%  92.6%  90.1%    90.2%    89.2%      3,249     3,620     3,819     3,873
Saddlebrook               North Charleston, SC 91.9%  93.0%  73.7%    90.0%    92.2%      3,083     3,485     3,836     3,884
Southwind Village         Naples, FL           91.4%  89.7%  69.3%    90.1%    89.8%      4,741     4,594     4,789     4,848
Terrace Heights           Dubuque, IA          78.9%  76.7%  91.4%    73.3%    72.6%      3,393     3,362     3,566     3,600
Torrey Hills              Flint, MI            78.1%  74.6%  54.5%    67.8%    65.8%      4,297     4,424     4,658     4,696
Twin Pines                Goshen, IN           94.4%  95.2%  77.5%    89.9%    86.6%      3,519     3,824     3,973     3,998
Villa                     Flint, MI            60.3%  59.1%  98.7%    53.1%    49.8%      4,215     4,405     4,493     4,455
Hunter Ridge              Jonesboro, GA        83.2%  82.8%  85.6%    75.6%    72.9%      3,626     3,875     4,014     4,050
Friendly Village - GA     Lawrenceville, GA    97.6%  98.2%  84.4%    98.9%    98.5%      4,472     4,783     5,011     5,071
Misty Winds               Corpus Christi, TX   87.3%  89.6%  81.5%    83.7%    81.2%      3,314     3,503     3,727     3,784
Shadow Hills              Orlando, FL          77.4%  84.2%  89.6%    88.3%    80.5%      4,360     4,450     4,598     4,664
Smoke Creek               Snellville, GA       82.8%  83.6%  87.5%    80.6%    81.1%      3,816     4,148     4,424     4,434
Woodlands of Kennesaw     Kennesaw, GA         89.4%  91.4%  75.9%    88.7%    89.5%      4,313     4,604     4,868     4,912
Sunset Vista              Magna, UT            80.7%  85.8%  86.4%    87.6%    87.3%      3,807     3,975     4,117     4,166
The Pines                 Ladson, SC           75.5%  77.2%  77.2%    77.4%    81.5%      2,001     2,289     2,549     2,576
Shady Hills               Nashville, TN        77.9%  82.1%  54.1%    87.7%    89.1%      2,826     3,329     3,635     3,672
Trailmont                 Goodlettsville, TN   86.1%  78.6%  73.8%    76.9%    77.1%      3,494     4,112     4,302     4,289
Chisholm Creek            Park City, KS        61.8%  60.5%  95.3%    53.1%    51.6%      2,646     2,920     2,967     2,987
Big Country               Cheyenne, WY         81.8%  74.2%  91.8%    73.4%    72.8%      2,796     2,828     2,977     2,995
Lakeside - GA             Lithia Springs, GA   94.4%  94.9%  75.5%    94.6%    93.1%      3,088     3,512     3,737     3,792
Plantation Estates        Douglasville, GA     92.2%  92.2%  77.7%    89.6%    84.7%      3,213     3,471     3,682     3,768
Lakeside - IA             Davenport, IA        74.7%  75.0%  96.4%    75.3%    74.8%      2,926     3,307     3,678     3,698
Evergreen Village - UT    Pleasant View, UT    75.5%  77.4%  97.3%    77.5%    77.6%      3,553     3,827     3,920     3,955
Chambersburg I & II       Chambersburg, PA     88.3%  93.3%  88.3%    96.9%    96.9%      2,305     2,417     2,528     2,612
Willow Creek Estates      Ogden, UT            94.4%  97.2%  80.2%    97.5%    98.5%      2,061     2,370     2,675     2,739
Kopper View MHC           West Valley City, UT 92.8%  82.2% 100.0%    87.8%    86.9%      3,317     3,591     3,947     3,999
Overpass Point MHC        Tooele, UT           72.4%  75.6%  80.2%    79.6%    79.5%      2,801     2,876     3,096     3,134
Valley View - Ephrata II  Ephrata, PA          98.5% 100.0% 100.0%   100.0%   100.0%      3,375     3,725     3,897     3,957
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVG.                            83.6%  83.2%  82.8%    81.4%    80.9%      3,443     3,655     3,774     3,906
==============================================================================================================================

----------
(1)  Pursuant to Rule 409 under the Securities Act of 1933, as amended, the
     Depositor has not included herein selected financial data (as defined in
     Item 3.01 of Regulation S-K) related to the occupancy rates at the Farallon
     Portfolio properties for two of the prior five most recent years (the
     "Non-Provided Information"). The Farallon Portfolio was acquired in 2007 by the Farallon Portfolio borrowers. The Depositor and its affiliates are not affiliated with the Farallon Portfolio borrowers. The Depositor has requested the Non-Provided Information from the Farallon Portfolio borrowers. The Farallon Portfolio borrowers have informed the Depositor that it does not possess the Non-Provided Information and that the
     Non-Provided Information can not be obtained from the prior owners of the
     Farallon Portfolio.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

ARUNDEL MILLS

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                Hanover, MD
Property Type                                                             Retail
Size (Square Feet)                                                     1,289,907
Percentage Physical Occupancy as of January 28, 2008                       99.1%
Year Built                                                                  2000
Year Renovated                                                              2006
Appraisal Value                                                     $550,000,000
# of Tenant Leases                                                           164
Average Rent Per Square Foot                                              $21.57
Underwritten Economic Occupancy                                            98.0%
Underwritten Revenues                                                $46,858,654
Underwritten Total Expenses                                          $15,385,604
Underwritten Net Operating Income (NOI)                              $31,473,050
Underwritten Net Cash Flow (NCF)                                     $30,444,640
2006 NOI                                                             $30,512,632
2005 NOI                                                             $28,239,656
2004 NOI                                                             $29,035,663
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                             Bank of America
Loan Group                                                                     1
Origination Date                                                   July 31, 2007
Cut-off Date Principal Balance(1)                                    $64,166,667
Cut-off Date Loan Balance Per Square Foot(1)                                $298
Percentage of Initial Mortgage Pool Balance                                 6.8%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.1400%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity/ARD (Months)                                        84
Original Amortization Term (Months)                                          360
Call Protection                                            LO(34), Def(43), O(7)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio1                                                    70.0%
LTV Ratio at Maturity or ARD(1)                                            66.6%
Underwritten DSCR on NOI(1,2)                                              1.12x
Underwritten DSCR on NCF(1,3)                                              1.08x
--------------------------------------------------------------------------------

(1)  The $385,000,000 Arundel Mills Pari Passu Whole Loan has been split into four pari passu notes: the $128,333,334 Note A-1 (not included in the trust fund), the $128,333,333 Note A-2 (not included in the trust fund) and the
     $64,166,667 Note A-3 (included in the trust fund) and the $64,166,666 Note
     A-4 (not included in the trust fund). Calculations of LTV, DSCR and Cut-off
     Date Loan Balance Per Square Foot are based on the whole loan amount of
     $385,000,000.

(2)  The Underwritten DSCR on NOI during the interest only period is 1.31x.

(3)  The Underwritten DSCR on NCF during the interest only period is 1.27x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Arundel Mills Loan Combination") is a $385.0 million seven-year fixed rate loan secured by a first mortgage on a super regional mall (the "Arundel Mills Mortgaged Property") containing 1,289,907 square feet located in Hanover, Anne Arundel County, Maryland. The Arundel
Mills Trust Mortgage Loan is structured as an "Indemnity Deed of Trust", which is specific to the State of Maryland, whereby the owner of the Arundel Mills
Borrower owns the Arundel Mills Mortgaged Property and therefore the owner executed the related loan agreement and security agreement. The Arundel Mills
Trust Mortgage Loan is part of a split loan structure evidenced by four pari passu notes referred to as the Arundel Mills Pari Passu Note A-3 (which is included in the Trust Fund), the Arundel Mills Pari Passu Note A-1 (which is not included in the Trust Fund), the Arundel Mills Pari Passu Note A-2 (which is not included in the Trust Fund) and the Arundel Mills Pari Passu Note A-4
(which is not included in the Trust Fund). The Arundel Mills Trust Mortgage
Loan is interest only for the first three years of the loan term, matures on
August 1, 2014 and accrues interest at an annual rate of 6.1400%. The Arundel
Mills Trust Mortgage Loan represents approximately 6.8% of the initial mortgage pool balance and approximately 8.6% of the initial loan group 1 balance.

THE PROPERTY. The Arundel Mills Mortgaged Property consists of a fee simple interest in a regional mall built in 2000. The collateral improvements consist of the enclosed mall and two outparcel buildings. The one-story improvements contain a total of 1,289,907 gross leasable square feet and are situated on
148.12 acres. The Arundel Mills Mortgaged Property is currently occupied by 17 anchor tenants ranging in size from 20,296 to 127,672 square feet and 147 mall tenants ranging in size from 567 (kiosk) to 11,815 square feet.

The anchor tenants are Bass Pro Outdoor World, Muvico Theaters, Burlington Coat
Factory, Medieval Times Dinner & Tournament, Dave & Buster's, Best Buy, TJ
Maxx, Bed Bath & Beyond, Modell's Sporting Goods, Off 5th, Old Navy, Last Call
Neiman Marcus, FYE, Off Broadway Shoes, Books-A-Million, Children's Place and
H&M, which together occupy 60.2% of the total square feet and contribute 43.0%
of the gross potential rental income. In-line shop space leasing over 10,000 square feet includes Gap Outlet, Liz Claiborne, Levis Outlet and Foodbrand.
Together, the in-line tenants and tenants leasing over 10,000 square feet occupy 38.9% of the total square feet and contribute 55.7% of the gross potential rental income. There are 6,271 surface parking spaces, resulting in a parking ratio of 4.86 spaces per 1,000 square feet. In-line store sales as of
December 31, 2007 were $373 per square foot.

The Arundel Mills Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism, provided that if the Terrorism Risk Insurance Act of 2002, as amended, is no longer in effect, the Arundel Mills Borrower is required to purchase terrorism insurance with a deductible not to exceed $5,000,000 as long as Simon Property Group,
L.P. retains a majority interest in the borrower and $250,000 if Simon Property
Group, L.P. does not. The Arundel Mills Borrower is generally required at its sole cost and expense to keep the Arundel Mills Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The following table presents certain information relating to the major tenants at the Arundel Mills Mortgaged Property:

                               TENANT INFORMATION

                                                                             CREDIT RATINGS       SQUARE % OF  BASE RENT    LEASE
TENANT NAME                                       PARENT COMPANY           (FITCH/MOODY'S/S&P)(1)  FEET   GLA     PSF    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Bass Pro Outdoor World             Bass Pro Shop, Inc.                               NR          127,672  9.9%  $ 8.32     10/3/2016
Muvico Theaters                    Muvico Theaters, Inc.                             NR          107,190  8.3    31.00    12/31/2020
Burlington Coat Factory            Burlington Coat Factory Warehouse Corp.        CCC/B3/B        81,282  6.3     5.25     1/31/2011
Medieval Times Dinner & Tournament Medieval Times Dinner & Tournament                NR           66,244  5.1     4.67     8/31/2023
Dave & Buster's                    Dave & Buster's, Inc.                          NR/B3/B-        63,631  4.9    23.00    11/16/2010
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                                                                                  446,019 34.6%  $14.76
====================================================================================================================================

(1)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

The following table presents certain information relating to the lease rollover schedule at the Arundel Mills Mortgaged Property:

                           LEASE ROLLOVER SCHEDULE(1)

             NUMBER                                       % OF    CUMULATIVE                           CUMULATIVE
               OF       SQUARE     % OF       BASE        BASE      SQUARE    CUMULATIVE   CUMULATIVE   % OF BASE
             LEASES      FEET       GLA       RENT        RENT       FEET      % OF GLA    BASE RENT      RENT
 YEAR       EXPIRING   EXPIRING  EXPIRING   EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING
-----------------------------------------------------------------------------------------------------------------

Vacant        NAP        11,354     0.9%   $         0     0.0%       11,354      0.9%    $         0      0.0%
MTM            12        18,386     1.4        853,444     3.1        29,740      2.3         853,444      3.1
2008            9        33,330     2.6        769,961     2.8        63,070      4.9       1,623,404      5.9
2009            8        14,925     1.2        588,073     2.1        77,995      6.0       2,211,477      8.0
2010           57       326,577    25.3      8,186,598    29.7       404,572     31.4      10,398,075     37.7
2011           32       240,034    18.6      4,651,016    16.9       644,606     50.0      15,049,091     54.6
2012            6        50,478     3.9      1,657,222     6.0       695,084     53.9      16,706,313     60.6
2013            6        45,150     3.5      1,163,581     4.2       740,234     57.4      17,869,894     64.8
2014           11        49,432     3.8      1,254,492     4.5       789,666     61.2      19,124,386     69.4
2015            5        18,595     1.4        564,262     2.0       808,261     62.7      19,688,648     71.4
2016            9       210,261    16.3      2,359,880     8.6     1,018,522     79.0      22,048,528     80.0
2017            4        57,488     4.5      1,308,884     4.7     1,076,010     83.4      23,357,412     84.7
Thereafter      5       213,897    16.6      4,216,807    15.3     1,289,907    100.0      27,574,219    100.0
-----------------------------------------------------------------------------------------------------------------
TOTAL         164     1,289,907   100.0%   $27,574,219   100.0%    1,289,907    100.0%    $27,574,219    100.0%
=================================================================================================================

(1)  Information obtained from underwritten rent roll.

THE MARKET.(1) The Arundel Mills Mortgaged Property is located approximately 25 miles northeast of the District of Columbia and nine miles southwest of
Baltimore, Maryland within the Baltimore-Towson metropolitan statistical area.
Interstate 95, the major north/south arterial connecting the District of
Columbia and Baltimore, is located approximately 2.5 miles west of the Arundel
Mills Mortgaged Property. State Highway 100, which provides major east/west access to the area, is located directly north of the Arundel Mills Mortgaged
Property. The population is approximately 2.7 million in the Baltimore metropolitan statistical area. The population within a one-, three- and five-mile radius of the Arundel Mills Mortgaged Property is approximately 1,000,
39,000 and 113,000, respectively. Average household income is approximately
$77,000 in the Baltimore-Towson metropolitan statistical area. Average annual household income within a one-, three- and five-mile radius of the Arundel Mills
Mortgaged Property is approximately $97,000, $90,000 and $85,000, respectively.
The major industry sectors of employment in the Baltimore-Towson metropolitan statistical area are Services (45%), Government (16%), Retail Trade (11%) and
Finance, Insurance and Real Estate (9%). The Baltimore retail market contains approximately 35.7 million square feet with an overall occupancy of 96.3%. Anne
Arundel County retail submarket contains approximately 9.4 million square feet with an overall occupancy of 97.2%.

THE BORROWER. The "Arundel Mills Borrower" is Arundel Finance, L.L.C., a
Delaware limited liability company and a single purpose bankruptcy remote entity. Equity ownership is held 100% by Arundel Mills Limited Partnership, a
Delaware limited partnership, as the Sole Member, Manager and Guarantor of the
Arundel Mills Borrower. Equity ownership of the Arundel Mills Borrower is eventually held by The Mills Limited Partnership, a Delaware limited partnership, and Kan Am USA Tier II Limited Partnership, a Delaware limited partnership.

The sponsor of the Arundel Mills Trust Mortgage Loan is SPG-FCM Ventures, LLC,
a joint venture between Simon Property Group and Farallon Capital Management.
SPG-FCM Ventures acquired The Mills Corporation in March 2007 for approximately
$8.0 billion. The Mills Corporation portfolio included 38 super regional malls and destination shopping centers containing a total of approximately 47 million square feet located in the United States and included the Arundel Mills
Mortgaged Property.

Simon Property Group (not rated by Fitch and Moody's and "A-" by S&P), founded in 1960 and headquartered in Indianapolis, Indiana, is a real estate investment trust that engages in the ownership, operation, leasing, management, acquisition, expansion and development of real estate properties consisting primarily of regional malls, outlet centers and community shopping centers. The
Simon Property Group owns or holds an interest in 296 properties, of which 172 are regional malls, 71 are community/lifestyle shopping centers, 30 are premium outlet centers and 23 are other properties, including office buildings and hotels, located in the United States and Puerto Rico. In addition, Simon
Property Group has international holdings located in France, Italy, Poland,
Portugal, Japan, Mexico and Canada. As of the fiscal year ended December 31,
2006, Simon Property Group reported revenue of approximately $3.3 billion, net income of $563.8 million and stockholder equity of $4.0 billion.

(1)  Certain information was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

Farallon Capital Management L.L.C., founded in 1986 and headquartered in San
Francisco, California, manages equity capital for institutions and high net worth individuals. Institutional investors are primarily college endowments and foundations. Farallon Capital Management L.L.C. invests in public and private debt and equity securities, direct investments in private companies and real estate.

PROPERTY MANAGEMENT. The Arundel Mills Mortgaged Property is managed by Simon
Management Associates II, LLC, a borrower related entity.

LOCKBOX. Hard

ADDITIONAL DEBT. The Arundel Mills Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including, without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance customarily accepted by institutional lenders;
(d) the amount of such mezzanine loan, when added to the outstanding principal balance of the Arundel Mills Loan Combination, must result in a loan-to-value ratio less than or equal to 80% and a debt service coverage ratio greater than or equal to 1.20x; provided, however, if either the loan-to-value ratio or the debt service coverage ratio test is not satisfied, then the Arundel Mills
Borrower may still incur mezzanine financing, if the other terms and conditions are satisfied, the mortgagee approves and the mortgagee has received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Arundel Mills Loan
Combination.

RELEASE PROVISIONS. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

APPLE HOTEL PORTFOLIO

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           27
Location (City/State)                                                  See Table
Property Type                                                        Hospitality
Size (Rooms)                                                               3,439
Percentage Physical Occupancy(1)                                           75.3%
Year Built                                                             See Table
Year Renovated                                                         See Table
Appraisal Value                                                     $634,200,000
Underwritten Economic Occupancy                                            75.1%
Underwritten Revenues                                               $116,125,670
Underwritten Total Expenses                                          $69,995,525
Underwritten Net Operating Income (NOI)                              $46,130,145
Underwritten Net Cash Flow (NCF)                                     $40,651,655
TTM NOI(2)                                                           $47,853,151
2006 NOI                                                             $45,094,175
2005 NOI                                                             $36,951,113
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                             Bank of America
Loan Group                                                                     1
Origination Date                                               December 17, 2007
Cut-off Date Principal Balance(3)                                    $63,106,250
Cut-off Date Loan Balance Per Room(3)                                 $  100,276
Percentage of Initial Mortgage Pool Balance                                 6.7%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.5000%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Call Protection                                      LO(6), GRTR of YM or 4%(6),
                                                           GRTR of YM or 3%(12),
                                                      GRTR of YM or 1%(94), O(2)
Lockbox                                          Soft at Closing, Springing Hard
Cut-off Date LTV Ratio(3)                                                  54.4%
LTV Ratio at Maturity or ARD(3)                                            54.4%
Underwritten DSCR on NOI(3)                                                2.06x
Underwritten DSCR on NCF(3)                                                1.81x
--------------------------------------------------------------------------------

(1)  Physical occupancy is a weighted average of the Apple Hotel Portfolio
     Properties as of 9/30/07 or 10/5/07.

(2)  The Trailing 12 NOI covers the period from 10/1/06 to 9/30/07 or 10/6/06 to
     10/5/07.

(3)  The $344,850,000 Apple Hotel Portfolio Loan Combination has been split into four pari passu notes: the $86,212,500 Note A-1 (not included in the trust fund), the $86,212,500 Note A-2 (not included in the trust fund), the
     $63,106,250 Note A-3 (included in the trust fund) and the $109,318,750 Note
     A-4 (not included in the trust fund). Calculations of LTV, DSCR and Cut-off
     Date Loan Balance Per Room are based on the total Apple Hotel Portfolio
     Loan Combination amount of $344,850,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                 [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Apple Hotel Portfolio Loan Combination"), is evidenced by four pari passu promissory notes and is secured by 27 cross-collateralized and cross-defaulted first priority mortgages on the Apple
Hotel Portfolio, a portfolio of 27 hotel properties located in 14 states (the
"Apple Hotel Portfolio Properties"). The Apple Hotel Portfolio Trust Mortgage
Loan represents approximately 6.7% of the initial mortgage pool balance and approximately 8.5% of the initial loan group 1 balance.

The Apple Hotel Portfolio Loan Combination was co-originated on December 17,
2007 by Bear Stearns Commercial Mortgage, Inc. and Bank of America, N.A., with each originator retaining a 50% pari passu portion of the original $344,850,000 whole loan. The Apple Hotel Pari Passu Note A-3 which is also referred to as the
"Apple Hotel Portfolio Trust Mortgage Loan" has a principal balance as of the cut-off date of $63,106,250 and has a remaining term of 115 months and a scheduled maturity date of January 1, 2018.

The Apple Hotel Portfolio Trust Mortgage Loan is part of a split loan structure evidenced by four pari passu notes referred to as the Apple Hotel Portfolio Pari
Passu Note A-1 (which was deposited in the Morgan Stanley Capital I Trust
2008-TOP29 transaction), the Apple Hotel Portfolio Pari Passu Note A-2 (which is currently held by Bear Stearns Commercial Mortgage, Inc.), the Apple Hotel
Portfolio Pari Passu Note A-3 (which is included in the Trust Fund), and the
Apple Hotel Portfolio Pari Passu Note A-4 (which is currently held by Bank of
America, N.A.). The pari passu interests in the Apple Hotel Portfolio Loan
Combination are governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement of the Morgan
Stanley Capital I Trust 2008-TOP29 transaction.

THE PROPERTIES. The Apple Hotel Portfolio Properties contain a total of 3,439 rooms constructed between 1984 and 2005, with an average age of approximately eight years. The Apple Hotel Portfolio Properties are flagged by Residence Inn
(11 hotels), Courtyard (9 hotels), Homewood Suites (4 hotels), Hilton Garden Inn
(2 hotels) and Springhill Suites (1 hotel), all of which are affiliates of either Marriott International, Inc. or Hilton Hospitality, Inc. Marriott
International, Inc. is a lodging company with more than 2,900 properties in the
United States and 67 other countries and territories. Hilton Hospitality, Inc.
is also a lodging company, with over 2,900 hotels in 76 countries and territories worldwide.

Homewood Suites, Spring Hill Suites and Residence Inn hotels are extended-stay hotels designed to meet the needs of travelers staying five nights or more. All of the extended stay properties provide complimentary services such as daily newspaper delivery, breakfast, evening social hour, and transportation to nearby destinations. Hilton Garden Inn and Courtyard hotels are select service hotels catering to the business and leisure travelers. These hotels feature a combination of suites and standard size rooms as well as business and leisure amenities, including a swimming pool, fitness facilities, high speed Internet access and a business center.

According to Smith Travel Research reports for the trailing 12 months ending
January 31, 2008 for each asset, the portfolio's average occupancy, ADR and
RevPAR penetrations were 109.7%, 113.7% and 124.4%, respectively.

The Apple Hotel Portfolio Properties were acquired by the Apple Hotel Portfolio
Borrower through a merger agreement with Apple Hospitality Five, Inc. Apple
Hospitality Five, Inc. was a publicly traded REIT which was sponsored by David
Lerner Associates, a privately held investment company which has underwritten six similar Apple REITs.

The Apple Hotel Portfolio Borrower is required by the related loan documents to obtain insurance against perils and acts of terrorism, provided such coverage is commercially available for properties similar to and located in or around the region in which the applicable individual Apple Hotel Portfolio Property is located; provided, however, the Apple Hotel Portfolio Borrower is not be required to obtain such a policy provided (A) the Apple Hotel Portfolio Borrower confirms in writing to the related mortgagee that it will protect and hold the mortgagee harmless from any losses associated with such risks by, among other things, either (i) depositing with the mortgagee sums sufficient to pay for all uninsured costs related to a restoration of the applicable Apple Hotel Portfolio
Property following any act of terrorism, or (ii) provided such act of terrorism occurs after the permitted prepayment date, prepaying the Apple Hotel Portfolio
Loan Combination in accordance with the related loan documents; (B) Inland
American Real Estate Trust, Inc. ("Inland American") executes a guaranty, in form and substance satisfactory to the mortgagee, guaranteeing in the event of any act of terrorism, payment to the mortgagee of any sums that Apple Hotel
Portfolio Borrower is obligated to pay to the mortgagee under clause (A) above and (C) (i) Inland American maintains a net worth of at least $500,000,000 (as determined by such entity's most recent audited financial statements), (ii)
Inland American maintains a direct or indirect ownership interest in Apple Hotel
Portfolio Borrower, and (iii) the aggregate loan-to-value ratio (as determined by the mortgagee) for all mortgaged real properties on which it has a direct or indirect ownership interest shall not exceed 55%, however, Inland American may exceed the 55% loan-to-value ratio for a period not to exceed six (6) months out of any twelve (12) month period either (x) during the time period when Inland
American is offering securities to the public, or (y) when in the business judgment of Inland American, exceeding a loan-to-value ratio of 55% is necessary given existing circumstances of the credit environment, if Inland American maintains a net worth greater than or equal to $600,000,000, but in no event will the loan-to-value ratio exceed 65%.

The Apple Hotel Portfolio Borrower is generally required at its sole cost and expense to keep the Apple Hotel Portfolio Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

The following tables present certain information relating to the Apple Hotel
Portfolio Properties:

                                                               ALLOCATED                                                  OCCUPANCY
                                                                  LOAN        PROPERTY      U/W NET   YEAR BUILD /       (TTM AS OF
              PROPERTY NAME                    LOCATION          AMOUNT       SUB-TYPE     CASH FLOW    RENOVATED  ROOMS 1/31/08)(1)
------------------------------------------------------------------------------------------------------------------------------------

Marriott Courtyard Dunn Loring           Vienna, VA           $ 5,638,114 Limited Service $ 3,541,220   2005 / NAP   206   70.6%
Marriott Courtyard Federal Way           Federal Way, WA        4,177,804 Limited Service   2,230,005  2000 / 2006   160   78.8%
Hilton Garden Inn Westbury               Westbury, NY           3,967,358 Limited Service   2,633,194   2000 / NAP   140   79.6%
Marriott Residence Inn Cypress           Los Alamitos, CA       3,778,872 Extended Stay     2,435,618   2002 / NAP   155   83.3%
Marriott Courtyard Addison               Addison, TX            3,451,309 Limited Service   1,930,643  2000 / 2006   176   60.8%
Marriott Courtyard Westchase             Houston, TX            3,052,377 Limited Service   2,000,956   1999 / NAP   153   68.8%
Marriott Courtyard Tucson                Tucson, AZ             2,933,430 Limited Service   1,792,226  1996 / 2004   153   72.4%
Marriott Residence Inn West University   Houston, TX            2,397,251 Extended Stay     1,583,077   2004 / NAP   120   76.4%
Hilton Homewood Suites Baton Rouge       Baton Rouge, LA        2,366,141 Extended Stay     1,732,679   1999 / NAP   115   87.3%
Marriott Residence Inn Tucson            Tucson, AZ             2,336,862 Extended Stay     1,973,799   2004 / NAP   120   82.6%
Marriott Residence Inn Westchase         Houston, TX            2,296,603 Extended Stay     1,404,084   1999 / NAP   120   81.4%
Marriott Residence Inn Nashville         Nashville, TN          2,217,914 Extended Stay     1,439,968  1984 / 2000   168   84.8%
Marriott Courtyard West University       Houston, TX            2,009,299 Limited Service   1,291,268   2004 / NAP   100   74.9%
Marriott Residence Inn Hauppauge         Hauppauge, NY          1,978,189 Extended Stay     1,363,156   2000 / NAP   100   81.0%
Marriott Courtyard Lebanon               Lebanon, NJ            1,888,521 Limited Service   1,036,599   2003 / NAP   125   66.6%
Hilton Homewood Suites Albuquerque       Albuquerque, NM        1,859,242 Extended Stay     1,379,819   2000 / NAP   151   74.8%
Marriott Residence Inn Cranbury          Cranbury, NJ           1,829,962 Extended Stay     1,278,725   2002 / NAP   108   74.7%
Marriott Residence Inn Somerset          Somerset, NJ           1,809,833 Extended Stay     1,192,721   2002 / NAP   108   84.8%
Marriott Residence Inn Dallas-Fort Worth Irving, TX             1,749,444 Extended Stay     1,147,010   2001 / NAP   100   73.6%
Hilton Garden Inn Tampa                  Tampa, FL              1,731,144 Limited Service     955,535   1999 / NAP    95   74.8%
Marriott Springhill Suites Danbury       Danbury, CT            1,670,756 Extended Stay     1,037,636   2002 / NAP   106   77.3%
Marriott Residence Inn Park Central      Dallas, TX             1,641,476 Extended Stay     1,077,723   2002 / NAP   139   71.1%
Hilton Homewood Suites Colorado Springs  Colorado Springs, CO   1,432,860 Extended Stay       871,220   2001 / NAP   127   66.6%
Marriott Courtyard Fort Worth            Fort Worth, TX         1,381,622 Limited Service     846,528   2004 / NAP    92   69.8%
Marriott Residence Inn Brownsville       Brownsville, TX        1,262,674 Extended Stay       965,771   2000 / NAP   102   77.9%
Marriott Courtyard Harlingen             Harlingen, TX          1,242,544 Limited Service     897,994   1996 / NAP   114   72.9%
Hilton Homewood Suites Solon             Solon, OH              1,004,649 Extended Stay       612,478   2002 / NAP    86   71.7%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                                      $63,106,250                 $40,651,655              3,439   75.3%
====================================================================================================================================

(1)  Data provided by Smith Travel Research.

                                                 TRAILING
                             2005       2006   12-MONTH(1)   UNDERWRITTEN
-------------------------------------------------------------------------
Average Daily Rate (ADR)   $100.33   $111.40    $116.93         $117.54
Occupancy %                   75.6%     75.3%      75.3%           75.1%
RevPAR                     $ 75.88   $ 83.84    $ 88.10          $88.29

(1)  The Trailing 12 NOI covers the period from 10/1/2006 to 9/30/2007 or
     10/6/2006 to 10/5/2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

       APPLE HOTEL PORTFOLIO AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR

            COMPETITIVE SET(1)         APPLE HOTEL PORTFOLIO(2,3)         PENETRATION FACTOR
       ----------------------------   ----------------------------   ---------------------------
YEAR   OCCUPANCY     ADR     REVPAR   OCCUPANCY   ADR       REVPAR   OCCUPANCY      ADR   REVPAR
------------------------------------------------------------------------------------------------

2004     66.8%     $ 88.40   $59.21     72.6%     $ 95.95   $69.61     108.7%    108.5%   117.6%
2005     70.3%     $ 93.00   $65.71     75.6%     $100.33   $75.88     107.5%    107.9%   115.5%
2006     70.1%     $102.10   $71.83     75.3%     $111.40   $83.84     107.4%    109.1%   116.7%
2007     68.3%     $103.07   $70.78     75.3%     $116.93   $88.10     110.2%    113.4%   124.5%

(1)  Data provided by Smith Travel Research.

(2)  Based on operating statements provided by the Apple Hotel Portfolio
     Borrower.

(3)  2007 data is based off 9/30/07 TTM or 10/5/07 TTM.

THE MARKET. The portfolio is geographically diversified among 15 metropolitan statistical areas and across 14 states.

THE BORROWER. The "Apple Hotel Portfolio Borrower" consists of 54 individual borrowing entities, including 34 Delaware limited liability companies and 20
Illinois limited partnerships, each owning no material assets other than the
Apple Hotel Portfolio Properties and related interests. The Apple Hotel
Portfolio Borrower is sponsored by Inland American Real Estate Trust, Inc., a subsidiary of the Inland Group Inc. ("Inland"). Inland, together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, syndication, renovation, construction finance and other related services. Currently, Inland employs more than 1,000 people and manages approximately $20 billion in assets and more than 100 million square feet of commercial property.

PROPERTY MANAGEMENT. The Apple Hotel Portfolio Properties are managed by
Springhill SMC Corporation, Interstate Management Company, L.L.C., Courtyard
Management Corporation, Residence Inn by Marriott, Inc., Hilton Hotels
Corporation and Promus Hotels, Inc.

LOCKBOX. The Apple Hotel Portfolio loan documents require a soft lockbox. The property managers/operating lessee borrowers remit net revenue (i.e., after the payment of operating expenses under the applicable management agreement) from the applicable property to a clearing account and upon a trigger event, funds in the clearing account are transferred to a cash management account. A hard lockbox is triggered (i) upon an event of default, (ii) upon bankruptcy of any entity comprising the Apple Hotel Portfolio Borrower, (iii) upon bankruptcy of the property manager (unless the property manager is replaced by a qualified manager within 60 days of the bankruptcy, in accordance with the loan documents), (iv) upon termination of the management agreement or franchise agreement without lender consent, if applicable, under the loan documents, or
(v) if at any time the aggregate DSCR is less than or equal to 1.45x based on the preceding twelve months (unless the aggregate DSCR is greater than 1.25x and the Apple Hotel Portfolio Borrower in accordance with the loan documents delivers cash or a letter of credit in an amount resulting in an aggregate DSCR of at least 1.55x).

A cash sweep is triggered (i) upon an event of default, (ii) upon bankruptcy of any entity comprising the Apple Hotel Portfolio Borrower, (iii) upon bankruptcy of the property manager (unless the property manager is replaced by a qualified manager within 60 days of the bankruptcy, in accordance with the loan documents), (iv) upon termination of the management agreement or franchise agreement without mortgagee consent, if applicable, under the loan documents or
(v) if at any time, the aggregate DSCR is less than 1.25x for the preceding twelve months.

ESCROWS. Real estate tax and insurance reserves spring if the Apple Hotel
Portfolio Borrower fails to provide evidence of payment of taxes and other charges or evidence that the Apple Hotel Portfolio Properties are insured in accordance with the loan documents. A deferred maintenance reserve springs if the Apple Hotel Portfolio Borrower does not complete the immediate repairs and short term repairs by June 17, 2008 and December 17, 2008, respectively, as outlined in the loan documents. The Furniture, Fixture & Equipment (FF&E)
reserve springs if the Apple Hotel Portfolio Borrower fails to make necessary replacements to or maintain the Apple Hotel Portfolio Properties or an event of default occurs. Additionally, the property managers are required, under their respective management agreements, to make monthly FF&E deposits into a separate account that will be controlled by the lender upon the expiration/termination of a management agreement. The sponsor, Inland American Real Estate Trust,
Inc., has guaranteed up to $20,000,000 of the Apple Hotel Portfolio Borrower's
Product Improvement Plan (PIP) obligations under the franchise agreements for the Apple Hotel Portfolio Properties. In the event that the PIP requirements under the franchise agreements exceeds $20,000,000, the Apple Hotel Portfolio
Borrower is required to deposit the amount in excess of $20,000,000 into an account controlled by the lender or deposit a letter of credit in such excess amount with the lender, subject to the conditions in the related loan documents.

ADDITIONAL DEBT. Not permitted.

RELEASE AND SUBSTITUTION PROVISIONS. The Apple Hotel Portfolio Borrower may
release any of the Apple Hotel Portfolio Properties from the lien of the Apple
Hotel Portfolio Loan Combination, subject to the satisfaction of certain requirements and conditions set forth in the loan documents including, but not limited to the following: (i) payment of an amount equal to 120% of the allocated loan amount for the released Apple Hotel Portfolio Property

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

plus the applicable yield maintenance premium, (ii) the LTV of the remaining properties immediately following the release is not greater than the lesser of
(x) 55% and (y) the LTV immediately prior to the release, (iii) the aggregate
DSCR immediately following the release is equal to or greater than the greater of (x) 1.65x and (y) the aggregate DSCR with respect to the remaining properties for the 12 full calendar months immediately preceding the release and (iv) no more than 40% of the cash flow for the remaining properties can be derived from any particular State, Commonwealth or market.

The Apple Hotel Portfolio Borrower may substitute any of the Apple Hotel
Portfolio Properties by substituting a replacement property for an individual
Apple Hotel Portfolio Property, subject to the satisfaction of certain requirements and conditions including, but not limited to: (i) the allocated loan amount of the substituted property, when aggregated with the allocated loan amounts for all previously substituted properties, shall not exceed
$86,212,500, (ii) the replacement property is not located in the State of Texas
(unless a property located in the State of Texas has been previously released),
(iii) the appraised value of the replacement property is not less than the greater of the value of the substituted property at loan origination and the value of the substituted property on the date of the substitution, (iv) the aggregate DSCR immediately after the substitution is not less than the greater of the aggregate DSCR at loan origination and the aggregate DSCR immediately prior to the substitution, (v) the net operating income for the replacement property does not show a downward trend over three consecutive years prior to the substitution, (vi) the aggregate DSCR (for the 12 month period immediately preceding the substitution) for the replacement property is not less than that for the substituted property, (vii) no more than 40% of the cash flow for the portfolio immediately after the substitution can be derived from any particular
State, Commonwealth or market, (viii) the payment of a fee equal to 1% of the allocated loan amount for the substituted property and (ix) the lender has received confirmation from applicable rating agencies of no downgrade, withdrawal or qualification of the series 2008-TOP29 certificates and the series MLMT 2008-C1 certificates and any other securities secured by an interest in the Apple Hotel Portfolio Loan Combination.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

FORT OFFICE PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            3
Location (City/State)                                                Phoenix, AZ
                                                                     Houston, TX
                                                                       Omaha, NE
Property Type                                                             Office
Size (Square Feet)                                                       340,708
Percentage Physical Occupancy as of March 31, 2008                        100.0%
Year Built                                                               Various
Year Renovated                                                               NAP
Appraisal Value                                                      $66,675,000
# of Tenant Leases                                                             8
Average Rent Per Square Foot                                             Various
Underwritten Economic Occupancy                                           100.0%
Underwritten Revenues                                                 $6,595,580
Underwritten Total Expenses                                           $2,430,116
Underwritten Net Operating Income (NOI)                               $4,165,464
Underwritten Net Cash Flow (NCF)                                      $4,150,832
Most Recent NOI(1)                                                    $4,352,624
2006 NOI                                                              $3,896,757
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                   July 18, 2007
Cut-off Date Principal Balance                                       $49,800,000
Cut-off Date Loan Balance Per Square Foot                                   $146
Percentage of Initial Mortgage Pool Balance                                 5.2%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.9000%
Amortization Type                                                    IO--Balloon
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          420
Call Protection                                              LO(34),Def(83),O(3)
Lockbox                                                           Springing Hard
Cut-off Date LTV Ratio                                                     74.7%
LTV Ratio at Maturity or ARD                                               71.3%
Underwritten DSCR on NOI(2)                                                1.24x
Underwritten DSCR on NCF(3)                                                1.23x
--------------------------------------------------------------------------------

(1)  The Most Recent NOI reflects annualized data from 7/18/2007 to 3/31/2008.

(2)  The underwritten DSCR on NOI during the initial interest only period is
     1.40x.

(3)  The underwritten DSCR on NCF during the initial interest only period is
     1.39x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                 [MAPS OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Fort Office Portfolio Loan") is evidenced by a single promissory note secured by a first priority fee mortgage encumbering three office/flex properties (the "Fort Office Portfolio Properties") located in
Houston, Texas, Omaha, Nebraska, and Phoenix, Arizona. The Fort Office Portfolio
Loan represents approximately 5.2% of the initial mortgage pool balance and approximately 6.7% of the initial loan group 1 balance.

The Fort Office Portfolio Loan was originated on July 18, 2007 and has a principal balance as of the cut-off date of $49,800,000. The Fort Office
Portfolio Loan has a remaining term of 110 months to its maturity date of August
8, 2017. The Fort Office Portfolio Loan may be prepaid after May 8, 2017 without penalty, and permits defeasance with United States government obligations beginning two years after the creation of the Series 2008-C1 securitization trust.

THE PROPERTY. The Fort Office Portfolio Loan is secured by the fee interest in four multi-tenant and one single-tenant office buildings with a combined 340,708 square feet of net rentable area located in Houston, Texas, Omaha, Nebraska, and
Phoenix, Arizona.

Foothills Corporate Center II, located approximately 10 miles southeast of downtown Phoenix, Arizona, consists of two, one-story office/flex buildings containing a total of 144,908 sq.ft. of rentable area. The buildings were constructed in 2000 on a 13.95-acre parcel of land and are 100.0% leased to four tenants including Global Crossing Telecommunications, AT&T Corporation and
Alaska Airlines.

Northbelt III & IV is comprised of two, one-story flex-office buildings totaling
107,200 sq.ft. located approximately 15 miles northwest of the Houston, Texas
Central Business District. The buildings, situated on a 10.37-acre site, were constructed in 2003 and are 100.0% leased to three tenants including the United
States Postal Service, Express Jet Airlines, Inc. and Unisys Item Processing
Services.

The ConAgra Building is an 88,600 sq.ft., 3-story office building located approximately 8 miles northwest of downtown Omaha, Nebraska. Originally constructed in 2002, the building is located on a 5.05-acre site and is 100.0%
leased to ConAgra Foods, Inc. (NYSE: CAG, rated BBB by Fitch, Baa2 by Moody's and BBB+ by S&P.).

The following table present certain information regarding the Fort Office
Portfolio Properties:

                        FORT OFFICE PORTFOLIO PROPERTIES

                                                  CUT-OFF DATE                 SQUARE    % OF TOTAL               APPRAISED
PROPERTY NAME                    CITY   STATE  ALLOCATED BALANCE  YEAR BUILT    FEET    SQUARE FEET  OCCUPANCY     VALUE
---------------------------------------------------------------------------------------------------------------------------

Foothills Corporate Center II  Phoenix    AZ      $21,300,000        2000     144,908       42.5%      100.0%   $29,625,000
Northbelt III & IV             Houston    TX       15,000,000        2003     107,200       31.5       100.0     19,550,000
ConAgra Building               Omaha      NE       13,500,000        2002      88,600       26.0       100.0     17,500,000
---------------------------------------------------------------------------------------------------------------------------
TOTALS/WEIGHTED AVERAGE                           $49,800,000                 340,708      100.0%      100.0%   $66,675,000
===========================================================================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

The following table presents certain information relating to the tenants at the
Fort Office Portfolio:

                       FORT OFFICE PORTFOLIO PROPERTIES(1)

                                                                     CREDIT RATINGS
                                                                     (FITCH/MOODY'S  SQUARE  % OF  BASE RENT    LEASE     RENEWAL
PROPERTY NAME               TENANT NAME           PARENT COMPANY         /S&P)(2)     FEET    GLA     PSF    EXPIRATION   OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

Foothills Corporate   Global Crossing        Global Crossing Ltd           NR        65,652  19.3%   $12.60   2/28/2009 Two, 5-year
    Center II         Telecommunications
                      AT&T Corporation       AT&T Inc                    A/A2/A      40,459  11.9     13.50   9/30/2010 One, 3-year
                      Alaska Airlines        Alaska Air Group Inc       NR/B1/B+     30,212   8.9     12.60   7/31/2017 Two, 5-year
                      Exhibitone Corporation Exhibitone Corporation        NR         8,585   2.5     11.40   6/30/2010 One, 5-year
                                                                                    ------------------------------------------------
   Subtotal/Wtd. Avg.                                                               144,908  42.5%   $12.78
Northbelt III & IV    United States Postal   United States Postal          NR        55,700  16.3%   $12.50   8/31/2014 One, 10-year
                      Service                Service
                      Express Jet Airlines,  Expressjet Holdings Inc       NR        41,744  12.3     12.92   8/31/2012 One, 6-year
                      Inc.
                      Unisys Item Processing Unisys Corp               BB-/B2/B+      9,756   2.9     13.00   3/31/2010 Two, 1-year
                      Services                                                      -----------------------------------------------
   Subtotal/Wtd. Avg.                                                               107,200  31.5%   $12.71
ConAgra Building      ConAgra Foods, Inc     ConAgra Foods, Inc      BBB/Baa2/BBB+   88,600  26.0%   $13.58  12/31/2016 Two, 5-year
                                                                                    ------------------------------------------------
   Subtotal/Wtd. Avg.                                                                88,600  26.0%   $13.58
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                                              340,708 100.0%
====================================================================================================================================

(1)  Information obtained from Fort Office Portfolio Borrower's rent roll dated
     3/31/2008.

(2)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Fort Office Portfolio Properties:

                           LEASE ROLLOVER SCHEDULE(1)

                                                                                                   CUMULATIVE
            NUMBER OF                                     % OF    CUMULATIVE CUMULATIVE CUMULATIVE   % OF
             LEASES   SQUARE FEET % OF GLA   BASE RENT BASE RENT SQUARE FEET  % OF GLA  BASE RENT  BASE RENT
YEAR        EXPIRING   EXPIRING    EXPIRING  EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
-------------------------------------------------------------------------------------------------------------

Vacant         NAP            0       0.0%  $        0     0.0%          0         0%   $        0       0%
MTM             0             0       0.0            0     0.0           0       0.0             0     0.0
2008            0             0       0.0            0     0.0           0       0.0             0     0.0
2009            1        65,652      19.3      827,220    18.7      65,652      19.3       827,220    18.7
2010            3        58,800      17.3      770,892    17.5     124,452      36.5     1,598,112    36.2
2011            0             0       0.0            0     0.0     124,452      36.5     1,598,112    36.2
2012            1        41,744      12.3      539,332    12.2     166,196      48.8     2,137,444    48.4
2013            0             0       0.0            0     0.0     166,196      48.8     2,137,444    48.4
2014            1        55,700      16.3      696,250    15.8     221,896      65.1     2,833,694    64.1
2015            0             0       0.0            0     0.0     221,896      65.1     2,833,694    64.1
2016            1        88,600      26.0    1,203,188    27.2     310,496      91.1     4,036,882    91.4
2017            1        30,212       8.9      380,676     8.6     340,708     100.0     4,417,558   100.0
2018            0             0       0.0            0     0.0     340,708     100.0     4,417,558   100.0
Thereafter      0             0       0.0            0     0.0     340,708     100.0     4,417,558   100.0
-------------------------------------------------------------------------------------------------------------
TOTAL           8       340,708     100.0%  $4,417,558   100.0%    340,708     100.0%   $4,417,558   100.0%
=============================================================================================================

(1)  Information obtained from Fort Office Portfolio Borrower's rent roll dated
     3/31/2008.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE MARKET.(1) Foothills Corporate Center II is a Class B office building located in the South Mountain submarket which is approximately 10 miles southeast of the Phoenix, Arizona CBD. Primary access to the subject neighborhood is provided by the W. Ray Rd./W. Chandler Blvd and Interstate 10
interchanges, which are located approximately 1/2 mile to the northeast and southeast, respectively, of the property. As of year end 2007, the submarket's direct office vacancy was 5.1% with average asking rents of $13.80 psf.

Northbelt III & IV is a Class A flex/office property located in the northwest portion of the Houston MSA, approximately 15 miles northwest from the downtown
CBD. Primary access to the subject neighborhood is provided by N Sam Houston
Pkwy W "Beltway 8". The Beltway 8 interchange connects to all of the cities major highways including SH 249, IH-10, US 59, SH 288, the Hardy Tollroad, US
290 and the Westpark Tollroad. As of the fourth quarter 2007, the Northwest office submarket vacancy rate was 11.0% with average rents at $17.24 psf. As of third quarter 2007, the Northwest industrial submarket vacancy rate was 4.6%
with average rents at $6.79 psf.

The ConAgra Building is located in the northern suburban area of the Omaha,
Nebraska metro area and is considered a Class A suburban office building. The property is approximately 8 miles northwest of downtown Omaha and is within a technology office park designed and promoted for high tech use. Primary access to the subject neighborhood is provided by the 72nd street and Interstate 680 interchange which is located approximately 1/4 mile to the northeast. As of the first quarter 2008, the Suburban Northwest office submarkets average rent per square foot was $16.70 psf and the average vacancy was 7.4% for all building classes. The subject's competitive set, however, exhibited an occupancy of 100%
and the majority of rental rate comparables were between $11.38 psf and $16.35 psf with a concluded $13.40 psf rental rate as of May 2007.

THE BORROWER. The single purpose borrowing entity was FORT X, LLC, ("Fort") a
Delaware limited liability company, solely owned by FORT Properties Holding,
LLC, which in turn is owned by FORT Properties, Inc. (99.0%) and FORT Advisers,
Inc. (1.0%). The sponsor and non-recourse carve-out guarantor on the transaction is FORT Properties, Inc. Fort has transferred all of its interests in the Fort
Office Portfolio Properties to twenty-four tenant-in-common borrowers
(collectively, the "Borrower"). The principals of the Borrower have combined liquidity in excess of $50 million and net worth in excess of $190 million. When each individual Borrower assumed the Fort Office Portfolio Loan, a principal of such Borrower was required to sign a guaranty for the non-recourse carve-outs that are within the control of such individual Borrower.

PROPERTY MANAGEMENT. The properties will be managed by FORT Properties
Management, Inc., an affiliate of the Borrower.

LOCKBOX. The Fort Office Portfolio Loan documents require a springing hard lockbox and springing cash management. Upon the commencement of a Cash
Management Period (as defined below), the Borrower is required to establish (i)
a clearing account and cause all rents and other revenue to be deposited in such account and (ii) a cash management account that the lender may transfer, or caused to be transferred, any funds on deposit in the clearing account. A "Cash
Management Period" commences upon the occurrence of Cash Management Trigger
Event. A "Cash Management Trigger Event" means, if at any time during the term of the Fort Office Portfolio Loan (i) there is an event of default, (ii) (A)
AT&T fails to extend its lease term and the Borrower fails to timely make the leasing reserve monthly deposits required by the loan documents or (B) AT&T reduces its physical space by 30% or more and the Borrower fails to timely make the leasing reserve monthly deposits required by the loan documents, (iii)
ConAgra fails to extend its lease term and the Borrower fails to make any monthly deposits required pursuant to the loan documents or (iv) (A) Global
Crossing fails to extend its lease term and the Borrower fails to timely make the leasing reserve monthly deposits required by the loan documents or (B)
Global Crossing reduces its physical space by 30% or more, and the Borrower fails to timely make the leasing reserve monthly deposits required by the loan documents.

(1)  Certain information in this section was obtained from third party appraisals. The appraisals rely on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

ESCROWS. The following escrow/reserve accounts have been established with respect to the Fort Office Portfolio Loan:

                               ESCROWS / RESERVES

TYPE:                        INITIAL     MONTHLY
-------------------------------------------------
Tax                       $  533,821     $74,657
Insurance                 $   12,177     $12,177
Immediate Repairs         $   32,500     $     0
Alaska Airlines Reserve   $  432,334     $     0
TI & LC Reserve           $4,237,100(1)  $     0(1)
Replacement Reserves      $  357,900     $     0

(1)  FOOTHILLS CORPORATE CENTER II: $2,158,100. In the event that (i) AT&T
     Corporation ("AT&T"), within 9 months prior to the stated expiration date of its lease, does not extend its lease for a term of at least 5 years pursuant to substantially the same terms and conditions, (ii) AT&T elects to reduce their physical space leased by 30% or more, (iii) Global Crossing
     Telecommunications ("Global Crossing"), within 9 months prior to the stated
     expiration date of its lease, does not extend its lease for a term of at least 5 years pursuant to substantially the same terms and conditions or
     (iv) Global Crossing elects to reduce their physical space leased by 30% or more, Borrower will be required to deposit $13,888 per month ("Foothills
     Monthly Leasing Deposit") capped at $125,000 with respect to the Foothills
     Corporate Center II Property. If the initial reserve allocated to the
     Foothills Corporate Center II Property falls below $1,080,000 ("Foothills
     Cap Amount"), Borrower is required to replenish the account by depositing the Foothills Monthly Leasing Deposit in order to replenish the balance to the Foothills Cap Amount within 36 months from the date the balance first falls below the Foothills Cap Amount.

     If the Global Crossing lease has been extended for a term at least two years beyond the loan's maturity date or a replacement lease having a term which extends at least two years beyond the loan's maturity date has been entered into, the Foothills Cap Amount will be reduced by $351,000. If the
     AT&T lease has been extended for a term at least two years beyond the loan's maturity date or a replacement lease having a term which extends at least two years beyond the loan's maturity date has been entered into, the
     Foothills Cap Amount will be reduced by $429,000. If AT&T renews its lease or its space is re-leased to a replacement tenant for a term of at least 5 years, the amount of the initial deposit allocated to the Foothills
     Corporate Center II Property which exceeds $1,080,000 will be remitted back to the Borrower provided that the economic and physical occupancy level at each individual property is at least 90%.

     NORTHBELT III & IV: $1,279,000. In the event that prior to August 8, 2014
     (United States Postal Service lease expiration date), a portion of the initial deposit allocated to the Northbelt III and IV Property is disbursed to Borrower, the Borrower is required to replenish the $1,279,000 reserve amount on a straightline basis on each scheduled payment date. If the
     United States Postal Service renews its lease (one 10-year option remains), the amount in the reserve account allocated to the Northbelt III and IV
     Property will be remitted back to the Borrower provided that the economic and physical occupancy level at each individual property is at least 90%.

     CONAGRA BUILDING: $800,000. In the event that (i) ConAgra Foods, Inc
     ("ConAgra"), within 9 months prior to the stated expiration date of its lease, does not extend its lease for a term of at least 5 years pursuant to substantially the same terms and conditions, borrower will be required to deposit $16,667 per month capped at $150,000 with respect to the ConAgra
     Building Property. If ConAgra renews its lease or its space is re-leased to a replacement tenant for a term of at least 5 years, the amount in the reserve account allocated to the ConAgra Building Property will be remitted back to the Borrower provided that the economic and physical occupancy level at each individual property is at least 90%.

ADDITIONAL DEBT. Not permitted.

RELEASE PROVISIONS. At any time after the scheduled payment date that is three
(3) months prior to the maturity date, an individual Fort Office Portfolio
Property may be released from the lien of the related mortgage upon payment to
Lender of an amount equal to the greater of (x) 125% of the allocated loan amount and (y) the sales price of the applicable individual Fort Office
Portfolio property less customary closing costs and prorations provided that, among other things (i) no event of default exists and (ii) the pro-forma aggregate debt service coverage ratio for the Fort Office Portfolio Loan immediately after such release shall be at least equal to the greater of (a)
1.20x and (b) the debt service coverage ratio for all of the Fort Office
Portfolio Properties immediately before the release.

SUBSTITUTION PROVISIONS. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE BIEWEND BUILDING

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                 Boston, MA
Property Type                                                             Office
Size (Square Feet)                                                       154,528
Percentage Physical Occupancy as of
     December 31, 2007                                                    100.0%
Year Built                                                                  1924
Year Renovated                                                   1985, 1999-2003
Appraisal Value                                                      $61,400,000
# of Tenant Leases                                                             1
Average Rent Per Square Foot                                              $26.78
Underwritten Economic Occupancy                                           100.0%
Underwritten Revenues                                                 $4,169,531
Underwritten Total Expenses                                              $31,271
Underwritten Net Operating Income (NOI)                               $4,138,260
Underwritten Net Cash Flow (NCF)                                      $4,107,354
Annualized-3 months NOI (as of 11/30/2007)                            $3,796,036
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         PNC
Loan Group                                                                     1
Origination Date                                               September 5, 2007
Cut-off Date Principal Balance                                       $48,880,000
Cut-off Date Loan Balance Per Square Foot                             $      316
Percentage of Initial Mortgage Pool Balance                                 5.2%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.0000%
Amortization Type                                                  Interest Only
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          NAP
Call Protection                                            LO(32), Def(25), O(3)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     79.6%
LTV Ratio at Maturity or ARD                                               79.6%
Underwritten DSCR on NOI                                                   1.39x
Underwritten DSCR on NCF                                                   1.38x

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Biewend Building Loan") is evidenced by a single promissory note and is secured by a first priority mortgage encumbering the fee simple interest in a medical office building (the "Biewend Building
Property") located in Boston, Massachusetts. The Biewend Building Loan represents approximately 5.2% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance. The Biewend Building
Loan was originated on September 5, 2007 and has a principal balance as of the cut-off date of $48,880,000. The Biewend Building Loan has a remaining term of
52 months and is scheduled to mature on October 1, 2012. The Biewend Building
Loan may be prepaid on or after August 1, 2012 without penalty and permits defeasance with United States government obligations prior to such date beginning two years after the creation of the series 2008-C1 securitization trust.

THE PROPERTY. The Biewend Building Property is a 154,528 square foot, 14-story medical office building located at 260 Tremont Street on the west central edge of the Tufts -- New England Medical Center Campus in downtown Boston,
Massachusetts. The Biewend Building Property was constructed in 1924 and received a major renovation in 1985, as well as a facade replacement in 2002.
The Biewend Building Property's 154,528 square feet is devoted to medical office use arranged with examination rooms and offices around the perimeter of the building with conference rooms, waiting areas, and more examination rooms in the interior areas.

THE TENANT. The New England Medical Center ("NEMC") was founded in 1796 by a group of Bostonians which included Paul Revere. NEMC is a not-for-profit, acute care hospital providing health care services to patients primarily in the greater Boston area, but also throughout New England and beyond. NEMC operates a campus facility that includes 1.8 million square feet of space in 17 buildings employing over 4,500 full-time employees and is located just south of
Boston's financial district. This campus is anchored by the 451-bed floating hospital for children and NEMC is the principal teaching hospital for Tufts
University School of Medicine.

NEMC has reported revenues of $678.0 million in 2007, which does not include a
$45 million gain in connection with the sale of certain properties. Total revenue was $653.2 million in 2006. With the completion of the sale-leaseback of the Biewend Building Property in September 2007, the company reduced total debt outstanding from $222.5 million in 2006 to $100.5 million, improving the total long-term debt to capital ratio from 43.4% to 19.5%.

The following table presents certain information relating to the sole tenant at
The Biewend Building Property:

                               TENANT INFORMATION

                                                                             CREDIT
                                            PARENT                           RATINGS          SQUARE  % OF   BASE RENT     LEASE
TENANT NAME                                 COMPANY                    (FITCH/MOODY'S/S&P(1))   FEET   GLA       PSF     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

New England Medical Center Hospital New England Medical Center Hospital      NR/Baa3/NR        154,528 100.0% $26.78(2) 9/04/2017(3)

(1)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

(2)  Tenant base rent escalates 3% annually. Base rent reflected is as of
     9/5/2008.

(3)  Tenant has one 5 year option to renew. Rent is equal to a 3% escalation of the then existing rental rate.

THE MARKET.1 The Biewend Building Property is located in the Boston central business district office market which had a total inventory of 78,858,576 sf in
783 buildings as of year-end 2007. This office market exhibited an occupancy of
92.9% as of year-end 2007 with an average rental rate of $36.21/sf net. The market had as of year-end 2007 457,198 sf of net absorption with 11,848 sf delivered by year-end 2007. As of year-end 2007, there was 966,252 sf under construction in the market. Additionally, the Biewend Building Property is located in the Boston mid-town office sub-market which had a total inventory of approximately 6,388,134 sf in 64 buildings as of year-end 2007. This office sub-market exhibited an occupancy of 93.80% as of year-end 2007 with an average rental rate of $37.97/sf. As of year-end 2007, there were no new buildings under construction in this sub-market.

THE BORROWER. The borrowers (the "Biewend Building Borrowers") are 24 tenants-in-common (each, a "TIC"), each of which is a single purpose, bankruptcy remote Delaware limited liability company. Each TIC has waived its rights to partition the Biewend Building Property and has joint and several liability with respect to the Biewend Building Loan. The Biewend Building
Borrowers are sponsored by NNN Realty Advisors, Inc.

PROPERTY MANAGEMENT. The Biewend Building Property will be managed by Triple
Net Properties Realty, Inc., an affiliate of the Biewend Building Loan sponsors.

LOCKBOX. A hard lockbox was established upon origination of the Biewend
Building Loan. The loan documents require the Biewend Building Borrowers to direct tenants to pay rent directly into the lockbox account. So long as no event of default exists, any remaining funds in the lockbox account after debt service payments and other disbursements are required to be disbursed to the
Biewend Building Borrowers.

(1)  Based on information obtained from CoStar. No representation is made as to the accuracy of such information. Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

ESCROWS. The following escrow/reserve accounts have been established with respect to the Biewend Building Loan:

                               ESCROWS / RESERVES

TYPE:                      INITIAL    MONTHLY
---------------------------------------------
Immediate Repairs(1)      $350,000   $    0
Capital Expenditures(2)   $      0   $2,576
Debt Service Reserve(3)   $120,532   $    0

(1)  The Immediate Repairs reserve consists of an upfront reserve in an amount equal to 125% of the cost of certain capital repairs to the Biewend
     Building Property to be completed by September 4, 2009. The Immediate
     Repairs reserve is held by First American Title Insurance Company, as escrow agent, pursuant to a Capital Repairs Escrow Agreement by and among the escrow agent, the Biewend Building Borrowers and New England Medical
     Center Hospitals, Inc. d/b/a Tufts-New England Medical Center, the sole tenant of the Biewend Building Property and an affiliate of the previous owner thereof. The Biewend Building borrowers have pledged their interest in the Immediate Repairs reserve account and the amounts held therein to the lender as additional security for the Biewend Building Loan and the written consent of the sole tenant is being sought.

(2)  The aggregate monthly capital expenditures escrow is capped at $61,812.

(3)  $10,044 shall be disbursed monthly beginning in November 2007 through
     October 2008 and applied to interest payments under the Biewend Building
     Loan so long as no event of default is in existence at the time of disbursement.

ADDITIONAL DEBT. Not permitted

RELEASE PROVISIONS. None

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

MANPOWER INC. HEADQUARTERS

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                              Milwaukee, WI
Property Type                                                             Office
Size (Square Feet)                                                       280,000
Percentage Physical Occupancy as of June 1, 2008                          100.0%
Year Built                                                                  2007
Year Renovated                                                               NAP
Appraisal Value                                                      $68,150,000
# of Tenant Leases                                                             1
Average Rent Per Square Foot                                              $15.45
Underwritten Economic Occupancy                                           100.0%
Underwritten Revenues                                                 $4,325,000
Underwritten Total Expenses                                             $129,750
Underwritten Net Operating Income (NOI)                               $4,195,250
Underwritten Net Cash Flow (NCF)                                      $4,153,250
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller(1)                                          Bank of America
Loan Group                                                                     1
Origination Date                                                November 9, 2006
Cut-off Date Principal Balance                                       $46,620,001
Cut-off Date Loan Balance Per Square Foot                                   $167
Percentage of Initial Mortgage Pool Balance                                 4.9%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.2100%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Call Protection                                            LO(33), Def(83), O(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     68.4%
LTV Ratio at Maturity or ARD                                               58.9%
Underwritten DSCR on NOI                                                   1.21x
Underwritten DSCR on NCF                                                   1.20x
--------------------------------------------------------------------------------

(1)  The Manpower Inc. Headquarters Trust Mortgage Loan was originated by
     LaSalle Bank National Association and was acquired by Bank of America,
     National Association as a result of the acquisition of LaSalle Bank
     National Association by Bank of America Corporation.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                 [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Manpower Inc. Headquarters Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a central business district office building (the "Manpower Inc. Headquarters
Mortgaged Property") located in Milwaukee, Wisconsin. The Manpower Inc.
Headquarters Loan represents approximately 4.9% of the initial mortgage pool balance and approximately 6.3% of the initial loan group 1 balance.

The Manpower Inc. Headquarters Loan was originated on November 9, 2006 as a construction loan and converted to a permanent loan on August 31, 2007. The
Manpower Inc. Headquarters Loan has a principal balance as of the cut off date of $46,620,001. The Manpower Inc. Headquarters Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning after the earlier of three years from August 31,
2007, the date the construction loan converted to a permanent loan, or two years after the creation of the securitization trust.

THE PROPERTY. The Manpower Inc. Headquarters Mortgaged Property is a central business district office building constructed by the sponsors in 2006-2007. The four-story Class A improvements contain 280,000 net rentable square feet and are situated on 2.82 acres at the corner of the Milwaukee River and West Cherry
Street.

Adjacent to the Manpower Inc. Headquarters Mortgaged Property is an eight-level
1,260 space parking structure that is not part of the collateral for the
Manpower Inc. Headquarters Loan. Manpower Inc. has the exclusive rights to use
1,010 spaces. The Manpower Inc. Headquarters Mortgaged Property and the parking structure are connected via an elevated skywalk.

The Manpower Inc. Headquarters Mortgaged Property is 100.0% occupied by Manpower
Inc. under a 17-year lease expiring in 2024. The current rental rate per square foot of $15.45 increases annually commencing in the third lease year based upon a consumer price index formula. There are four five-year options to extend the lease with the rental rate per square foot for the first year of each extension period determined at the greater of the rental rate per square foot during the final year of the preceding term or 95% of the then fair market and increasing annually thereafter based upon the same consumer price index formula as during the initial lease term. The lease is triple net with Manpower Inc. paying all expenses.

Manpower Inc. (NYSE: "MAN") provides employment services in the United States,
France, Europe, the Middle East, Africa, Italy, Australia, Japan, Mexico,
Argentina, Canada and Asia. Manpower Inc. offers permanent, temporary, and contract recruitment services, employee assessment and selection services, training, outplacement, outsourcing and consulting services, as well as professional services to public accounting firms and other consulting groups delivering professional services in the areas of internal controls, tax, technology risk management, finance and accounting. Manpower Inc. was founded in
1948 and is headquartered at the Manpower Inc. Headquarters Mortgaged Property.

As of the fiscal year ended December 31, 2007, Manpower Inc. reported revenue of approximately $20.5 billion, net income of $484.7 million and stockholder equity of $2.7 billion.

The Manpower Inc. Headquarters Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism in such amount as is available at an annual premium generally not in excess of
110% of the total annual premium payable by the Manpower Inc. Headquarters
Borrower for 2007. The Manpower Inc. Headquarters Borrower is generally required at its sole cost and expense to keep the Manpower Inc. Headquarters Mortgaged
Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The following table presents certain information relating to the major tenants at the Manpower Inc. Headquarters Mortgaged Property:

                               TENANT INFORMATION

                                     CREDIT RATINGS       SQUARE     % OF    BASE RENT      LEASE
TENANT NAME     PARENT COMPANY   (FITCH/MOODY'S/S&P)(1)    FEET      GLA        PSF      EXPIRATION
---------------------------------------------------------------------------------------------------

Manpower Inc.   Manpower Inc.         NR/Baa2/BBB-        280,000   100.0%    $15.45     8/31/2024

(1)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the parent company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Manpower Inc. Headquarters Mortgaged Property:

                           LEASE ROLLOVER SCHEDULE(1)

                                                                                                     CUMULATIVE
       NUMBER OF                                       % OF     CUMULATIVE   CUMULATIVE  CUMULATIVE     % OF
        LEASES    SQUARE FEET  % OF GLA  BASE RENT   BASE RENT  SQUARE FEET   % OF GLA   BASE RENT   BASE RENT
YEAR   EXPIRING    EXPIRING    EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING    EXPIRING
---------------------------------------------------------------------------------------------------------------

2024       1        280,000     100.0%   $4,325,000    100.0%     280,000      100.0%    $4,325,000    100.0%
---------------------------------------------------------------------------------------------------------------
TOTAL      1        280,000     100.0%   $4,325,000    100.0%     280,000      100.0%    $4,325,000    100.0%
===============================================================================================================

(1)  Information obtained from the underwritten rent roll.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE MARKET.(1) The Manpower Inc. Headquarters Mortgaged Property is located within the Milwaukee, Wisconsin metropolitan statistical area on the western side of downtown Milwaukee in the central business district. Milwaukee's central business district is divided into two submarkets separated by the Milwaukee
River. The downtown-east submarket is the financial district, consisting of law firms, insurance companies, lending institutions, and governmental services. The downtown-west submarket, within which the Manpower Inc. Headquarters Mortgaged
Property is located, is an adjacent office market, and includes retail and entertainment uses. The downtown-east submarket consists mostly of leased and multi-tenant office properties, while the downtown-west submarket consists mostly of owner occupied and single-tenant office properties.

Within the downtown-west submarket there are numerous public and institutional facilities, including the Milwaukee Public Library, Milwaukee County Courthouse,
Milwaukee Area Technical College, State of Wisconsin Office Building, the
18,000-seat Bradley Center, Midwest Airlines Center, U.S. Cellular Arena, Shops
of the Grand Avenue Mall, Police Administration Building and the Fire
Administration Building/Station. Other recent development projects in the neighborhood include the Riverwalk, Discovery World Museum, and an Imax Theater.
In addition, there are four major hotels in the neighborhood -- Hyatt, Holiday
Inn, Ramada and Hilton.

The appraiser identified 12 single tenant leases as being comparable to the
Manpower Inc. lease. Comparable rental rates per square foot range from $10.89 to $23.00 triple net. The appraiser concluded a submarket rental rate per square foot of $15.45 triple net. The Manpower Inc. rental rate per square foot is
$15.45 triple net.

Population is approximately 1.5 million in the Milwaukee, Wisconsin metropolitan statistical area, 950,000 in Milwaukee County and 600,000 in the city of
Milwaukee. The major industry sectors are Trade, Transportation and Utilities
(18%), Manufacturing (16%), Education and Health Services (16%), Professional
and Business Services (13%) and Government (11%).

THE BORROWER. Riverbend Place LLC (the "Manpower Inc. Headquarters Borrower") is
a Delaware limited liability company and a single purpose bankruptcy remote entity. Equity ownership is held 100% by The Brewery Works, Inc., a Wisconsin corporation as the Managing Member of the Manpower Inc. Headquarters Borrower.
Equity ownership is eventually held 30% by Gary P. Grunau, 16.67% each by Scott
A. Sampson, Steve J. Sampson and Linda Gale Sampson, and 10% each by Gretchen
Henry and Susan Dragasic, all as shareholders of The Brewery Works, Inc. As of the fiscal year ended June 13, 2007, The Brewery Works, Inc. reported stockholder equity of approximately $54.8 million.

Gary P. Grunau has over 42 years of construction and development experience and has been successful in the creation of many innovative urban projects in
Milwaukee, including the Hyatt Regency, Schlitz Park, the Wisconsin Center, Pier
Wisconsin, the Milwaukee Riverwalk System and the Time Warner Building. Scott A.
Sampson is the Managing Partner of Sampson Investments and is responsible for managing the Sampson family's real estate portfolio. Mr. Sampson manages 19 commercial real estate properties totaling in excess of 1,000,000 square feet.

PROPERTY MANAGEMENT. The Manpower Inc. Headquarters Mortgaged Property is
self-managed by The Brewery Works, Inc.

LOCKBOX. Hard

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to Manpower Inc. Headquarters Loan:

                               ESCROWS / RESERVES

TYPE:                          INITIAL     MONTHLY
--------------------------------------------------
Construction Reserve Funds   $10,591,494     $0

ADDITIONAL DEBT. The Redevelopment Authority of the City of Milwaukee, a public body corporate and politic organized and existing under the laws of the State of
Wisconsin, has provided the Manpower Inc. Headquarters Borrower with a
$3,000,000 subordinate loan. The Redevelopment Authority of the City of
Milwaukee, has also provided the Manpower Inc. Headquarters Borrower with authorization for future funding of up to $22,300,000 related to the development of the Manpower Inc. Headquarters Mortgaged Property.

RELEASE PROVISIONS. None.

(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

2550 NORTH HOLLYWOOD WAY

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                Burbank, CA
Property Type                                                             Office
Size (Square Feet)                                                        88,063
Percentage Physical Occupancy as of March 24, 2008(1)                     100.0%
Year Built                                                                  1982
Year Renovated                                                              2000
Appraisal Value                                                      $29,000,000
# of Tenant Leases                                                            23
Average Rent Per Square Foot                                              $31.32
Underwritten Economic Occupancy                                            94.6%
Underwritten Revenues                                                 $2,817,910
Underwritten Total Expenses                                             $994,991
Underwritten Net Operating Income (NOI)                               $1,822,919
Underwritten Net Cash Flow (NCF)                                      $1,695,789
12/31/2007 (T-5 Ann.) NOI                                             $1,754,832
2006 NOI                                                              $1,611,525
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                          MORTGAGE LOAN INFORMATION(2)
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                     Capmark
Loan Group                                                                     1
Origination Date                                                  August 2, 2007
Cut-off Date Principal Balance(3)                                    $19,060,000
Cut-off Date Loan Balance Per Square Foot                                   $216
Percentage of Initial Mortgage Pool Balance                                 2.0%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.9400%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Call Protection                                             LO(33), Def(83),O(4)
Lockbox                                                                     None
Cut-off Date LTV Ratio(4)                                                  65.7%
LTV Ratio at Maturity or ARD(4)                                            61.4%
Underwritten DSCR on NOI(5)                                                1.34x
Underwritten DSCR on NCF(6)                                                1.24x
--------------------------------------------------------------------------------

(1)  The 2550 North Hollywood Way Property is 100.0% leased but certain tenants may not be in physical occupancy.

(2)  Cut-off Date Principal balance and other information presented herein, unless otherwise specified, do not include the principal balance of the related subordinate non-trust B-note loan.

(3)  Represents a portion of a loan combination with an aggregate principal balance of $21,060,000, which is comprised of the mortgage loan and a
     $2,000,000 subordinate non-trust B-note loan.

(4)  Including the subordinate non-trust B-note loan, the Cut-off Date LTV Ratio is 72.6% and the LTV Ratio at Maturity is 67.9%.

(5)  Including the subordinate non-trust B-note loan, the Underwritten DSCR on
     NOI is 1.21x. The Underwritten DSCR on NOI during the interest only period is 1.59x and including the subordinate non-trust B-note loan, the
     Underwritten DSCR on NOI during the interest only period is 1.44x.

(6)  Including the subordinate non-trust B-note loan, the Underwritten DSCR on
     NCF is 1.13x. The Underwritten DSCR on NCF during the interest only period is 1.48x and including the subordinate non-trust B-note loan, the
     Underwritten DSCR on NCF during the interest only period is 1.34x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "2550 North Hollywood Way Loan") is evidenced by a single promissory note secured by a first priority deed of trust, assignment of rents and leases, security agreement and fixture financing statement encumbering the fee interest in a 6-story Class A office building located in Burbank, California (the "2550 North Hollywood Way Property"). The
2550 North Hollywood Way Loan represents approximately 2.0% of the initial mortgage pool balance and approximately 2.6% of the initial loan group 1 balance.

The 2550 North Hollywood Way Loan was originated on August 2, 2007, and has a principal balance as of the cut-off date of $19,060,000. The 2550 North
Hollywood Way Loan has a scheduled maturity date of September 1, 2017. The 2550
North Hollywood Way Loan permits defeasance in whole, but not in part, of the
2550 North Hollywood Way Loan with the United States Treasury obligations or other securities as are permitted with respect to REMIC collateral substitutions, beginning two years after the closing date of the Series 2008-C1 securitization trust. The 2550 North Hollywood Way Loan may be prepaid on or after June 1, 2017 without penalty.

The 2550 North Hollywood Way Property also secures a subordinate B-note (the
"2550 North Hollywood Way B-Note") with an original principal balance of
$2,000,000. The 2550 North Hollywood B-Note is co-terminus with the 2550 North
Hollywood Way Loan. The respective rights of the holder of the 2550 North
Hollywood Way Loan and the 2550 North Hollywood Way B-Note are governed by an intercreditor agreement, as described in the accompanying free writing prospectus under "Description of the Mortgage Pool--The Loan Combinations." The
holder of the 2550 North Hollywood Way B-Note, or its representative, will have the right, subject to the terms of the related intercreditor agreement, to replace the special servicer for the 2550 North Hollywood Way Loan and the right to direct and advise the applicable master and special servicer on various servicing matters, in each case, as described in the accompanying free writing prospectus under "Description of the Mortgage Pool--The Loan Combinations."

THE PROPERTY. The 2550 North Hollywood Way Property is comprised of a 6-story,
Class A, 88,063 square foot office building located in Burbank, California. The
2550 North Hollywood Way Property was constructed in 1982 and renovated in 2000.
The 2550 North Hollywood Way Property is situated on a 3.56 acre parcel located on the southeast corner of Hollywood Way and Thorton Avenue. The 2550 North
Hollywood Way Property offers parking for 264 vehicles with additional spaces available from the adjacent Marriott Hotel. A cross-access easement exists between the 2550 North Hollywood Way Property and the adjacent Marriott Hotel, which allows for unrestricted cross parking and pedestrian traffic between the two properties. The cross- access easement is governed by a Reciprocal Parking and Maintenance Agreement recorded on December 24, 1997, pursuant to which, among other things, the 2550 North Hollywood Way Borrower will reimburse the owner of Marriott Hotel for 21.7% of the cost of any capital repairs to the parking areas including resealing, resurfacing and replacement of the landscaping and light fixtures.

As of March 24, 2008, the 2550 North Hollywood Way Property is 100.0% leased to
23 tenants, but certain tenants may not be in physical occupancy. The largest tenant, Terry Hines & Associates, is a full-service entertainment, advertising, promotion, publicity, and design firm. The second largest tenant, Karagozian &
Case, Inc. ("K&C"), is an engineering firm that provides mechanical system design and analysis. K&C provides research and development services to the government, product manufacturers, and other corporations. The third largest tenant, Bank of America, N.A. ("B of A"), is a publicly traded banking organization headquartered in Charlotte, North Carolina. B of A provides a diversified range of banking and non-banking financial services and trades under the ticker "BAC" on the NYSE.

The following table presents certain information relating to the major tenants at the 2550 North Hollywood Way Property:

                               TENANT INFORMATION

                                                             CREDIT RATINGS       SQUARE  % OF   BASE RENT    LEASE
TENANT NAME                      PARENT COMPANY           (FITCH/MOODY'S/S&P)(1)    FEET    GLA      PSF     EXPIRATION
----------------------------------------------------------------------------------------------------------------------

Terry Hines & Associates  Terry Hines & Associates, Inc.           NR             21,960   24.9%   $29.88   12/31/2011
Karagozian & Case, Inc.   Karagozian & Case, Inc.                  NR              9,651   11.0    $29.40    9/30/2012
Bank of America, N.A.(2)  Bank of America Corporation           AA/Aa2/AA          8,097    9.2    $47.15    9/30/2011
----------------------------------------------------------------------------------------------------------------------
   TOTAL/WTD. AVG.                                                                39,708   45.1%   $33.28
======================================================================================================================

(1)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

(2)  B of A sublet its entire space in 2002 to Intercept, Inc., who in turn has sublet the space to Garcia Research until 2009. Garcia Research has the right to renew the sublease, at the end of the sublease term in 2009, through 2011. In addition, the rents payable under the subleases are below the amount of rent underwritten by the lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

The following table presents certain information relating to the lease rollover schedule at the 2550 North Hollywood Way Property:

                           LEASE ROLLOVER SCHEDULE(1)

                                                        % OF      CUMULATIVE                  CUMULATIVE
             NUMBER     SQUARE    % OF        BASE       BASE      SQUARE       CUMULATIVE   CUMULATIVE  % OF BASE
            OF LEASES    FEET      GLA        RENT       RENT       FEET        % OF GLA     BASE RENT      RENT
YEAR        EXPIRING   EXPIRING  EXPIRING   EXPIRING   EXPIRING   EXPIRING       EXPIRING     EXPIRING    EXPIRING
-------------------------------------------------------------------------------------------------------------------

Vacant         NAP           0      0.0%   $        0     0.0%          0           0.0%    $        0       0.0%
MTM             3        8,180      9.3       306,055    11.1       8,180           9.3        306,055      11.1
2008            2        2,691      3.1        68,721     2.5      10,871          12.3        374,777      13.6
2009            4       10,358     11.8       280,153    10.2      21,229          24.1        654,930      23.7
2010            2        2,619      3.0        83,284     3.0      23,848          27.1        738,214      26.8
2011            6       41,977     47.7     1,352,950    49.1      65,825          74.7      2,091,164      75.8
2012            5       21,312     24.2       639,393    23.2      87,137          98.9      2,730,558      99.0
2013            1          926      1.1        27,224     1.0      88,063         100.0      2,757,782     100.0
2014            0            0      0.0             0     0.0      88,063         100.0      2,757,782     100.0
2015            0            0      0.0             0     0.0      88,063         100.0      2,757,782     100.0
2016            0            0      0.0             0     0.0      88,063         100.0      2,757,782     100.0
2017            0            0      0.0             0     0.0      88,063         100.0      2,757,782     100.0
2018            0            0      0.0             0     0.0      88,063         100.0      2,757,782     100.0
Thereafter      0            0      0.0             0     0.0      88,063         100.0      2,757,782     100.0
-------------------------------------------------------------------------------------------------------------------
TOTAL          23       88,063    100.0%   $2,757,782   100.0%     88,063         100.0%    $2,757,782     100.0%
===================================================================================================================

(1)  Information obtained from 2550 North Hollywood Way Borrower's rent roll dated March 24, 2008 and does not account for termination options, if any.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE MARKET.(1) According to the appraisal by Cushman & Wakefield dated as of
July 24, 2007 (the "Appraisal"), the 2550 North Hollywood Way Property is
located in the Burbank submarket which is part of the larger Los Angeles North office sector. Burbank is located 12 miles northeast of downtown Los Angeles.
Burbank is home to Warner Brothers, Walt Disney Company ("Disney"), and NBC
Studios. Universal City, the CBS Studio Center and the Dream Works Campus are
also nearby. According to the Appraisal, Burbank has generally not suffered from periods of high unemployment due to the large corporations headquartered therein. The 2006 population of Burbank is currently estimated at approximately
105,895 residents. Burbank is well connected to the interstate network by the
Golden State Freeway (I-5), as well as the Hollywood Freeway (State Route
170/101) and the Ventura Freeway (State Route 134/US 101). The 2550 North
Hollywood Way Property is directly adjacent to the Bob Hope Airport. According to REIS, as of 4th quarter 2007, the Burbank vacancy is 4.7% and the average asking rent is $34.94.

THE BORROWER. The borrower is a four-party tenant-in-common structure among 2550
DAR, L.P., a single-purpose California limited partnership ("DAR"), 2550 RAV,
L.P., a single-purpose California limited partnership ("RAV"), 2550 CFT, L.P., a single-purpose California limited partnership ("CFT"), and 2550 NHW, LLC, a single-purpose Delaware limited liability company ("NHW" and together with DAR,
RAV and CFT, the "2550 North Hollywood Way Borrower"). DAR has a 30% undivided interest in the 2550 North Hollywood Way Property, RAV has a 20% undivided interest in the 2550 North Hollywood Way Property, CFT has a 20% undivided interest in the 2550 North Hollywood Way Property and NHW has a 30% undivided interest in the 2550 North Hollywood Way Property.

PROPERTY MANAGEMENT. The 2550 North Hollywood Way Property is managed by Unilev
Management Corp., a Texas corporation ("Unilev"), founded in 1992 by Dan and
Raymond Levy, two of the sponsors and non-recourse carve-out guarantors and indemnitors for the 2550 North Hollywood Way Loan. Unilev is a privately held real estate investment and management company headquartered in Beverly Hills,
California.

LOCKBOX. None

ESCROWS. The following escrow/reserve accounts have been established with respect to the 2550 North Hollywood Way Loan:

                               ESCROWS / RESERVES

TYPE:                  INITIAL   MONTHLY
-------------------------------------------
Taxes                 $101,383   $16,897
Insurance             $  8,989   $ 2,996
Replacement Reserve   $      0   $1,468(1)
TI/LC Reserve         $      0   $8,800(2)

(1)  Provided no event of default exists under the 2550 North Hollywood Way Loan documents, during any period in which the balance of the Replacement
     Reserve Account equals or exceeds $100,000 (the "Replacement Reserve
     Threshold"), the 2550 North Hollywood Way Borrower will not be required to make any monthly replacement deposits. At any time the balance of the
     Replacement Reserve Account is less than the Replacement Reserve Threshold, then, upon notice by the lender, the 2550 North Hollywood Way Borrower will resume monthly payments of the monthly replacement deposit in accordance with the 2550 North Hollywood Way Loan documents.

(2)  Provided no event of default exists under the 2550 North Hollywood Way Loan documents, during any period in which the balance of the TI/LC Reserve
     Account equals or exceeds $600,000 (the "TI/LC Threshold"), the 2550 North
     Hollywood Way Borrower will not be required to make any monthly TI/LC deposits. If occupancy at the 2550 North Hollywood Way Property is greater than 90% as of December 31, 2012 or any date thereafter, the TI/LC
     Threshold will be reduced to $200,000. At any time the balance of the TI/LC
     Reserve Account is less than the TI/LC Threshold, then, upon notice by the lender, the 2550 North Hollywood Way Borrower will resume monthly payments of the monthly TI/LC deposit in accordance with the 2550 North Hollywood
     Way Loan documents.

ADDITIONAL DEBT. As noted above, the 2550 North Hollywood Way Property also secures the 2550 North Hollywood Way B-Note.

RELEASE PROVISIONS. None

(1)  Certain information from this section was obtained from a third party appraisal or other third party sources. The appraisal or each such other source relies on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

LANDMARK TOWERS

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                 St.Paul,MN
Property Type                                                             Office
Size (Square Feet)                                                       212,959
Percentage Physical Occupancy as of January 31, 2008                       89.1%
Year Built                                                                  1983
Year Renovated                                                               NAP
Appraisal Value                                                      $26,700,000
# of Tenant Leases                                                            17
Average Rent Per Square Foot                                              $10.75
Underwritten Economic Occupancy                                            91.3%
Underwritten Revenues                                                 $5,320,434
Underwritten Total Expenses                                           $3,277,329
Underwritten Net Operating Income (NOI)                               $2,043,105
Underwritten Net Cash Flow (NCF)                                      $1,844,114
8/31/2007 (T-8 Ann.) NOI                                              $1,917,885
2006 NOI                                                              $1,899,474
2005 NOI                                                              $1,890,841
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       Dexia
Loan Group                                                                     1
Origination Date                                               December 28, 2007
Cut-off Date Principal Balance                                       $16,000,000
Cut-off Date Loan Balance Per Square Foot                                    $75
Percentage of Initial Mortgage Pool Balance                                 1.7%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.9500%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Call Protection                                             LO(29), Def(87),O(4)
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     59.9%
LTV Ratio at Maturity or ARD                                               59.9%
Underwritten DSCR on NOI                                                   1.81x
Underwritten DSCR on NCF                                                   1.64x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Landmark Towers Loan") is evidenced by a single promissory note secured by a first priority mortgage encumbering the fee interest in those portions of a Class "A" office building and adjacent parking structure located in St. Paul, Minnesota, known as the Landmark Towers and Park
Towers, consisting of office condominium units (or residential condominium units converted to office use) covering 20 stories of the Landmark Towers and Park
Towers with 212,959 square feet of net rentable area, and condominium units covering 313 parking stalls in the adjacent parking structure (the "Landmark
Towers Mortgaged Property"). The Landmark Towers Loan represents approximately
1.7% of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The Landmark Towers Loan was originated on December 28, 2007, and has a principal balance as of the cut-off date of $16,000,000. The Landmark Towers
Loan has a remaining term of 115 months to its maturity date of January 11,
2018. The Landmark Towers Loan permits defeasance with United States government obligations beginning two years after the creation of the Series 2008-C1 securitization trust. The Landmark Towers Loan may be prepaid on or after
October 11, 2017 without penalty.

THE PROPERTY. The Landmark Towers Mortgaged Property is located in the central business district of St. Paul, which is in the east central portion of the Twin
Cities metropolitan area approximately 7 miles east of the central business district of Minneapolis. The Landmark Towers Mortgaged Property consists of the fee interest in the office condominium units (and certain residential condominium units converted to office use) and certain parking condominium units covering 20 stories, with 212,959 square feet of net rentable area, plus 313 parking stalls in the condominium property known as Landmark Towers and Park
Towers, a 25-story office/residential building and adjacent 7-level parking structure. The entire physical structure comprising the Landmark Towers and Park
Towers is the subject of one master condominium, consisting of three units, one for those portions of the building intended for office and commercial use, one for those portions of the building intended for residential use, and one for the integral parking ramp. Each of these three units of the master condominium is in turn the subject of a separate condominium: an office condominium consisting of
21 units, all of which are included in the Landmark Towers Mortgaged Property; a residential condominium consisting of 30 units, of which 10 units are included in the Landmark Towers Mortgaged Property (such that the owners of the Landmark
Towers Mortgaged Property do not have sufficient votes to elect a majority of the board of directors or control the residential condominium) and have been converted to office use; and a third condominium for the parking ramp consisting of 62 units, of which 28 units (comprising a majority of the votes for the board of directors for the parking condominium) are included in the Landmark Towers
Mortgaged Property. The Landmark Towers offices are currently 89.1% leased to 17 office tenants (189,653 square feet). The largest tenant is Green Tree
Servicing, LLC which leases approximately 47.4% of the total net rentable office area. Other major tenants include Citigroup Global Markets (13,129 square feet)
and Port Authority of the City (12,186 square feet).

The following table presents certain information relating to the major tenants at the Landmark Towers Mortgaged Property:

                               TENANT INFORMATION

                                               CREDIT RATINGS
                                               (FITCH/MOODY'S/    SQUARE   % OF    BASE RENT       LEASE
TENANT NAME                  PARENT COMPANY        S&P)(1)       FEET(2)    GLA      PSF(2)    EXPIRATION(2)
------------------------------------------------------------------------------------------------------------

Green Tree Servicing, LLC          NAP                NR         100,963   47.4%     $11.00     12/31/2017
Citigroup Global Markets     Citigroup,Inc.      AA-/Aa3/AA-      13,129    6.2        8.25      1/31/2011
Port Authority of the City         NAP                NR          12,186    5.7        9.50      1/31/2013
------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                           126,278   59.3%     $10.57
============================================================================================================

(1)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

(2)  Information obtained from Landmark Towers Borrower's rent roll dated
     1/31/08.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

The following table presents certain information relating to the lease rollover schedule at the Landmark Towers Mortgaged Property:

                           LEASE ROLLOVER SCHEDULE(1)

                                                                                                           CUMULATIVE
            NUMBER OF                                        % OF     CUMULATIVE  CUMULATIVE  CUMULATIVE      % OF
              LEASES   SQUARE FEET  % OF GLA   BASE RENT  BASE RENT  SQUARE FEET   % OF GLA    BASE RENT    BASE RENT
YEAR         EXPIRING   EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING
---------------------------------------------------------------------------------------------------------------------

Vacant         NAP        23,306       10.9%  $        0      0.0%      23,306        10.9%   $        0       0.0%
MTM              1         2,885        1.4       24,522      1.2       26,191        12.3        24,522       1.2
2008             0             0        0.0            0      0.0       26,191        12.3        24,522       1.2
2009             2        13,215        6.2       89,943      4.4       39,406        18.5       114,465       5.6
2010             2         3,955        1.9       26,616      1.3       43,361        20.4       141,081       6.9
2011             5        33,558       15.8      269,701     13.2       76,919        36.1       410,782      20.1
2012             3         7,698        3.6       84,480      4.1       84,617        39.7       495,262      24.3
2013             2        23,344       11.0      394,717     19.4      107,961        50.7       889,979      43.6
2014             0             0        0.0            0      0.0      107,961        50.7       889,979      43.6
2015             1         4,035        1.9       38,333      1.9      111,996        52.6       928,312      45.5
2016             0             0        0.0            0      0.0      111,996        52.6       928,312      45.5
2017             1       100,963       47.4    1,110,593     54.5      212,959       100.0     2,038,905     100.0
2018             0             0        0.0            0      0.0      212,959       100.0     2,038,905     100.0
Thereafter       0             0        0.0            0      0.0      212,959       100.0     2,038,905     100.0
---------------------------------------------------------------------------------------------------------------------
TOTAL           17       212,959      100.0%  $2,038,905    100.0%     212,959       100.0%   $2,038,905     100.0%
=====================================================================================================================

(1)  Information obtained from Landmark Towers Borrowers' rent roll dated
     1/31/08.

THE MARKET(1). The subject property is located in the Minneapolis/St. Paul office market. The market's fundamentals continued to improve during third quarter 2007. There were approximately 63.6 million square feet of office inventory as of the third quarter of 2007. Overall, Class A properties' net asking rates have increased over 14.21% year over year. The overall market absorbed 111,000 sf during the third quarter of 2007 compared to 208,950 sf in the third quarter of 2006. According to REIS, for the first quarter of 2008, office vacancy for this submarket, Midway/Greater St. Paul, was 10.7%, which is below the fourth quarter vacancy rate of 11.8% and overall absorption was positive. REIS reported average office rent for this submarket at $19.68/sf.

THE BORROWER. The borrowers consist of 28 separately owned single-purpose
Delaware limited liability companies that own the Landmark Towers Mortgaged
Property as tenants-in-common (the "Landmark Towers Borrowers"). The Landmark
Towers Borrowers acquired their respective tenant-in-common interests in the
Landmark Towers Mortgaged Property from affiliates of DBSI, Inc. (formerly known as DBSI Housing, Inc.) ("DBSI"), which executed a limited guaranty for certain non-recourse carveouts specified in the limited recourse carveout guaranty (the limited recourse carveout guaranty is also executed by Douglas L. Swenson, the principal of DBSI, although Mr. Swenson has no liability or obligation under the guaranty unless the net worth of DBSI falls below $80,000,000). The Landmark
Towers Borrowers master lease the entire Landmark Towers Mortgaged Property to
DBSI Landmark Towers Leaseco LLC, a single purpose Delaware limited liability company that is an affiliate of DBSI and has joined in the execution and delivery of the mortgage on the Landmark Towers Mortgaged Property in order to subject its master leasehold interest to the mortgage. The master lease and the rents under the master lease are not included in the underwritten revenues, net operating income, net cash flow or DSCR calculations or as part of the tenant lease, occupancy or tenant rollover information for the Landmark Towers Loan.

PROPERTY MANAGEMENT. The Landmark Towers Mortgaged Property is managed by DBSI
Realty Corporation, an affiliate of DBSI, which, pursuant to a sub-management agreement, has subcontracted property management functions for the Landmark
Towers Mortgaged Property to Colliers Turley Martin Tucker Company, a property management company that is not affiliated with DBSI or the Landmark Towers
Borrowers.

LOCKBOX. None

(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

ESCROWS. The following escrow/reserve accounts have been established with respect to Landmark Towers Loan:

                               ESCROWS / RESERVES

 TYPE:                                     INITIAL      MONTHLY
-----------------------------------------------------------------
Taxes                                       $243,097      $60,774
Immediate Repairs                           $128,750           $0
Green Tree Non-Renewal LOC (springing)   (see below)  (see below)
Lease Termination Reserve (springing)    (see below)  (see below)
TI&LC Reserve (springing)                (see below)  (see below)

GREEN TREE NON-RENEWAL LETTER OF CREDIT. If Green Tree Servicing LLC ("Green
Tree") has not by June 30, 2016 (eighteen months prior to the currently scheduled expiration of the lease of approximately 100,963 square feet of space to Green Tree), renewed or extended its lease term pursuant to a written binding intent to renew for at least a three year term, the Landmark Towers Borrowers are required within ten business days thereafter to provide a letter of credit in the amount of $2,826,964 (the "Green Tree Non-Renewal Letter of Credit"),
satisfying standards set forth in the related loan documents, naming the lender under the Landmark Towers Loan as beneficiary. The Green Tree Non-Renewal Letter of Credit will be released when the premises leased to Green Tree is relet under replacement leases satisfying the requirements of the related loan documents for minimum 3 year lease terms at rents equal to or greater than the rent due under the last year of the Green Tree lease.

LEASE TERMINATION RESERVE. If any tenant vacates the property and pays the landlord a lease termination penalty fee, the Landmark Towers Borrowers are required to deposit such funds with the lender under the Landmark Towers Loan as a Lease Termination Reserve, for disbursement by the lender to Borrower to pay or reimburse Borrower for tenant improvements and leasing commissions incurred in connection with leases and leasing activities at the Landmark Towers
Mortgaged Property.

TI&LC RESERVE. Green Tree has provided to the landlord under the Green Tree lease, as security for its obligations under the Green Tree lease, a letter of credit in the initial amount of $5,000,000, and may from time to time provide a replacement letter of credit (the "Green Tree Letter of Credit"). In the event of a draw under any such Green Tree Letter of Credit, the Landmark Towers
Borrowers are obligated under the loan documents to deposit the draw proceeds with the lender under the Landmark Towers Loan as a TI&LC Reserve. In addition, while a Trigger Event (as described below) exists, the Landmark Towers Borrowers are required to deposit monthly with the lender as deposits into the TI&LC
Reserve all excess cash flow from the Landmark Towers Mortgaged Property after the payment of debt service on the Landmark Towers Loan and reserve deposits and other sums due under the related loan documents and the payment of ordinary and reasonable operating expenses for the Landmark Towers Mortgaged Property. A
"Trigger Event" occurs (i) if the Landmark Towers Borrowers fail to deposit into the TI&LC Reserve the proceeds of any draw upon the Green Tree Letter of Credit
(such Trigger Event ends when such proceeds are so deposited), (ii) if the
Landmark Towers Borrowers fail to deposit with the lender the Green Tree Letter of Credit, unless and until such Green Tree Letter of Credit is drawn upon or replaced with a replacement Green Tree Letter of Credit that is deposited with the lender (such Trigger Event ends in the event such Green Tree Letter of
Credit is deposited with the lender), (iii) if the Landmark Towers Borrowers are entitled to draw upon the Green Tree Letter of Credit and fail to do so (such
Trigger Event ends in the event the Landmark Towers Borrowers present the Green
Tree Letter of Credit to be drawn upon), and (iv) if the Landmark Towers
Borrowers fail to provide to lender the Green Tree Non-Renewal Letter of Credit if, as and when such Green Tree Non-Renewal Letter of Credit is required to be provided under the terms of the related loan documents (such Trigger Event ends when such Green Tree Non-Renewal Letter of Credit is deposited with the lender or is no longer required or would be released under the terms of the related loan documents). Funds deposited into the TI&LC Reserve are available for disbursement to pay or reimburse the Landmark Towers Borrowers for tenant improvements and leasing commissions incurred in connection with leases and leasing activities at the Landmark Towers Mortgaged Property, and for debt service on the Landmark Towers Loan and for the funding of required reserve deposits under the related loan documents.

ADDITIONAL DEBT. Not permitted.

RELEASE PROVISIONS. None

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       66

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       67

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

SAVOY PLAZA

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                  Savoy, IL
Property Type                                                             Retail
Size (Square Feet)                                                       143,037
Percentage Physical Occupancy as of April 17, 2008                         95.0%
Year Built                                                                  1999
Year Renovated                                                              2007
Appraisal Value                                                      $21,100,000
# of Tenant Leases                                                            13
Average Rent Per Square Foot                                              $11.27
Underwritten Economic Occupancy                                            95.0%
Underwritten Revenues                                                 $2,045,936
Underwritten Total Expenses                                           $  550,699
Underwritten Net Operating Income (NOI)                               $1,495,236
Underwritten Net Cash Flow (NCF)                                      $1,431,654
9/30/2007 (T-9 Ann.) NOI                                              $1,242,681
2006 NOI(1)                                                             $360,031
2005 NOI(1)                                                             $359,120
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                     Capmark
Loan Group                                                                     1
Origination Date                                                 January 3, 2008
Cut-off Date Principal Balance                                       $15,694,822
Cut-off Date Loan Balance Per Square Foot                                   $110
Percentage of Initial Mortgage Pool Balance                                 1.7%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.4500%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Call Protection                                              LO(28),Def(87),O(5)
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     74.4%
LTV Ratio at Maturity or ARD                                               64.1%
Underwritten DSCR on NOI                                                   1.26x
Underwritten DSCR on NCF                                                   1.20x
--------------------------------------------------------------------------------

(1)  The Savoy Plaza Property was redeveloped during 2006 and 2007, as a result of which the NOI for 2005 and 2006 is lower than the 2007 NOI.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       68

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       69

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Savoy Plaza Loan") is evidenced by a single promissory note secured by a first priority mortgage, assignment of rents and leases, security agreement and fixture financing statement encumbering the fee interest in a 143,037 SF grocer anchored retail shopping center located in the
Village of Savoy, Illinois (the "Savoy Plaza Property"). The Savoy Plaza Loan
represents approximately 1.7% of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The Savoy Plaza Loan was originated on January 3, 2008, and has a principal balance as of the cut-off date of $15,694,822. The Savoy Plaza Loan has a scheduled maturity date of February 1, 2018. The Savoy Plaza Loan permits defeasance in whole or in part, of the Savoy Plaza Loan with the United States
Treasury obligations or other securities as are permitted with respect to REMIC collateral substitutions, beginning two years after the closing date of the
Series 2008-C1 securitization trust. The Savoy Plaza Loan may be prepaid on or after October 1, 2017 without penalty.

THE PROPERTY. The Savoy Plaza Property is a comprised of a 143,037 SF grocer anchored retail shopping center located in the Village of Savoy, Illinois. The
Savoy Plaza Property was constructed in 1999 and expanded and redeveloped in
2006 and 2007. The property is located at the northeast corner of US-45 (Dunlap
Avenue) and Curtis Road, approximately three miles south of the Champaign central business district.

As of April 17, 2008, the Savoy Plaza Property is 95.0% leased to 13 tenants.
The largest tenant, Schnucks Markets, Inc. ("Schnucks") was founded in 1939 and is a privately-owned supermarket chain. They currently operate approximately
100 stores, the majority of which are in Missouri with the remaining located in
Tennessee, Mississippi, Illinois, Indiana, Wisconsin and Iowa. The second largest tenant is Pages For All Ages Bookstore, Inc. ("Pages"), a bookstore, which opened its first store in 1988. In addition to selling books, this Pages'
location also contains a cafe which sells drinks and pastries. The third largest tenant, Friar Tuck Beverages ("Friar"), is a wine, beer and liquor store that operates in 4 locations in downstate Illinois.

The following table presents certain information relating to the major tenants at the Savoy Plaza Property:

                               TENANT INFORMATION

                                              PARENT                      CREDIT RATINGS     SQUARE % OF  BASE RENT    LEASE
TENANT NAME                                  COMPANY                  (FITCH/MOODY'S/S&P)(1)  FEET   GLA      PSF    EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Schnucks Markets, Inc.             Schnucks Markets, Inc.                      NR            58,000 40.5%   $12.27   10/16/2024
Pages For All Ages Bookstore, Inc. Pages For All Ages Bookstore, Inc.          NR            22,500 15.7    $ 9.81    1/31/2019
Friar Tuck Beverages               Friar Tuck Beverages                        NR            17,641 12.3    $ 6.27    1/31/2014
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                                                                              98,141 68.6%   $10.63
===============================================================================================================================

(1)  Ratings  provided  are for the entity  identified  in the "Parent  Company"
     column whether or not the Parent Company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Savoy Plaza Property:

                            LEASE ROLLOVER SCHEDULE(1)

                                                                                                                     CUMULATIVE
               NUMBER OF                                            % OF      CUMULATIVE   CUMULATIVE   CUMULATIVE      % OF
                LEASES     SQUARE FEET   % OF GLA    BASE RENT   BASE RENT   SQUARE FEET    % OF GLA     BASE RENT    BASE RENT
 YEAR          EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

Vacant            NAP          7,138         5.0%   $        0       0.0%        7,138          5.0%    $        0        0.0%
MTM                 0              0           0             0       0.0         7.138          5.0              0        0.0
2008                2          4,045         2.8        55,130       3.6        11,183          7.8         55,130        3.6
2009                0              0         0.0             0       0.0        11,183          7.8         55,130        3.6
2010                0              0         0.0             0       0.0        11,183          7.8         55,130        3.6
2011                2          6,760         4.7        79,120       5.2        17,943         12.5        134,250        8.8
2012                0              0         0.0             0       0.0        17,943         12.5        134,250        8.8
2013                4         16,803        11.7       204,173      13.3        34,746         24.3        338,423       22.1
2014                1         17,641        12.3       110,609       7.2        52,387         36.6        449,032       29.3
2015                0              0         0.0             0       0.0        52,387         36.6        449,032       29.3
2016                1          6,160         4.3       106,260       6.9        58,547         40.9        555,292       36.3
2017                1          3,990         2.8        43,890       2.9        62,537         43.7        599,182       39.1
2018                0              0         0.0             0       0.0        62,537         43.7        599,182       39.1
Thereafter          2         80,500        56.3       932,285      60.9       143,037        100.0      1,531,467      100.0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL              13        143,037       100.0%   $1,531,467     100.0%      143,037        100.0%     1,531,467      100.0%
===============================================================================================================================

(1)  Information  obtained  from Savoy Plaza  Borrower's  rent roll and does not account for termination options, if any.

THE MARKET(1). According to the appraisal by CB Richard Ellis dated as of
November 16, 2007 (the "Appraisal"), the Savoy Plaza Property is located in the
Village of Savoy, Illinois, which is situated in central Champaign County and is part of the Champaign-Urbana metropolitan statistical area (MSA). The
Champaign-Urbana MSA has an estimated 2007 population of 217,117 persons.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       70

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

The Savoy Plaza Property is located at the northeast corner of US-45 (Dunlap
Avenue) and Curtis Road. Curtis Road is a minor east -- west commercial thoroughfare and US-45 is a major commercial thoroughfare that traverses the
Champaign MSA in a north-south direction. The Savoy Plaza Property is located less than 2 miles from the University of Illinois, which has approximately
41,938 students (Fall 2006) including both full- and part-time enrollment, and graduate, professional and undergraduate students. The University of Illinois is the area's largest employer.

According to the Appraisal, the Champaign / Urbana MSA, in which the Savoy
Plaza Property is located, is part of the larger "Central Illinois Market", which contains approximately 18,071,106 square feet of retail space. The
Appraisal states that the overall vacancy among the surveyed retail properties in the Central Illinois market was approximately 5.6%. The Appraisal further states that within the market, rental rates are generally between $10.00 to
$20.00 per square foot on a triple net basis.

THE BORROWER. The borrower is Regency Savoy Plaza LLC, a single-purpose
               Delaware limited liability company (the "Savoy Plaza Borrower").

PROPERTY MANAGEMENT. The Savoy Plaza Property is managed by Regency Property
Services LLC, an Indiana limited liability company ("Regency"), which is affiliated with the Savoy Plaza Borrower.

LOCKBOX. None

ESCROWS. The following escrow/reserve accounts have been established with respect to the Savoy Plaza Loan:

                               ESCROWS / RESERVES

TYPE:                   INITIAL       MONTHLY
-----------------------------------------------
Taxes                 $   75,878     $10,840
Insurance             $   14,291     $ 1,299
Replacement Reserve   $        0     $ 1,889(1)
TI/LC Reserve         $        0     $ 3,410(2)
Earn-Out Reserve      $1,210,000(3)  $     0

(1)  Provided no event of default exists under the loan documents, the Savoy
     Plaza Borrower will not be required to make monthly payments to the
     Replacement Reserve at any time during which the balance of the Replacement
     Reserve Account equals or exceeds $107,080.

(2)  Provided no event of default exists under the loan documents, the Savoy
     Plaza Borrower will not be required to make monthly payments to the TI/LC
     Reserve at any time during which the balance of the TI/LC Reserve equals or exceeds $122,760 (without taking into account any amounts in this reserve relating to the Schnuck lease described below). The Savoy Plaza Borrower will have the option to submit a letter of credit in the same amount of the
     TI/LC Threshold. Additionally, the Savoy Plaza Borrower will be required to deposit all excess cash flow generated by the Savoy Plaza Property to the
     TI/LC Reserve upon the occurrence of certain events relating to the tenant
     Schnuck vacating or ceasing operations at the Savoy Plaza Property;
     provided that such payments will no longer be required upon satisfaction of certain conditions described in the Savoy Plaza Loan documents.

(3)  The earnout reserve was established at closing. The Savoy Plaza Borrower is entitled to amounts from this reserve subject to satisfaction of the following conditions, for a trailing 3-month period, on or before 3/1/2010:
     (i) annualized net operating income of $1,390,041 and (ii) physical occupancy of at least 90%; provided, that, if the Savoy Plaza Borrower fails to satisfy the foregoing conditions, lender will release a portion of the earnout reserve to Savoy Plaza Borrower upon, among other things, the loan satisfying, for the trailing 3-month period, a DSCR of at least 1.20x and physical occupancy at the Savoy Plaza Property of at least 85%. If the foregoing conditions are not met prior to 3/1/2010, the lender may apply any portion of the earnout reserve to prepay or defease the Savoy Plaza
     Loan, and any such prepayment or defeasance shall be accompanied by a yield maintenance payment, calculated in accordance with the Savoy Plaza Loan documents, or defeasance costs, as applicable, which such amounts may be paid from a portion of the earnout reserve.

ADDITIONAL DEBT. Not permitted

RELEASE PROVISIONS. None

(1)  Certain  information  from this  section  was  obtained  from a third party appraisal.  The appraisal relies on many assumptions and no  representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       71

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

ASHLEY OVERLOOK

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                             Charleston, SC
Property Type                                                             Office
Size (Square Feet)                                                       103,728
Percentage Physical Occupancy as of March 31, 2008                         90.6%
Year Built                                                                  2006
Year Renovated                                                               NAP
Appraisal Value                                                      $22,000,000
# of Tenant Leases                                                             8
Average Rent Per Square Foot                                              $24.13
Underwritten Economic Occupancy                                            90.6%
Underwritten Revenues                                                 $2,395,634
Underwritten Total Expenses                                           $  816,169
Underwritten Net Operating Income (NOI)                               $1,579,465
Underwritten Net Cash Flow (NCF)                                      $1,450,531
11/30/2007 YTD (NOI)                                                  $  337,734
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         PNC
Loan Group                                                                     1
Origination Date                                                 October 1, 2007
Cut-off Date Principal Balance                                       $15,100,000
Cut-off Date Loan Balance Per Square Foot                                   $146
Percentage of Initial Mortgage Pool Balance                                 1.6%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.2800%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            48
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Call Protection                                             LO(32), Def(85),O(3)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     68.6%
LTV Ratio at Maturity or ARD                                               63.4%
Underwritten DSCR on NOI(1)                                                1.41x
Underwritten DSCR on NCF(2)                                                1.30x
--------------------------------------------------------------------------------

(1)  The Underwritten DSCR on NOI during the interest only period is 1.64x.

(2)  The Underwritten DSCR on NCF during the interest only period is 1.51x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       72

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       73

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE LOAN. The mortgage loan (the "Ashley Overlook Loan") is evidenced by a single promissory note and is secured by a first priority mortgage encumbering the fee simple interest in an office building (the "Ashley Overlook Property")
located in Charleston, South Carolina. The Ashley Overlook Loan was originated on October 1, 2007 and has a principal balance as of the cut-off date of
$15,100,000. The Ashley Overlook Loan has a remaining term of 112 months and is scheduled to mature on October 1, 2017. The Ashley Overlook Loan may be prepaid on or after August 1, 2017 without penalty and permits defeasance with United
States government obligations prior to such date beginning two years after the creation of the series 2008-C1 securitization trust.

THE PROPERTY. The Ashley Overlook Property is a 103,728 sf Class "A" office building located at 4390 Belle Oaks Drive in Charleston, South Carolina. The
Ashley Overlook Property consists of one 4-story rectangular-shaped office building completed in July 2006 that fronts Belle Oaks Drive to the north and
Interstate 526 directly to the east. The Ashley Overlook Property is within 9 miles of the Charleston's CBD and 5 miles from the Charleston International
Airport.

The following table presents certain information relating to the major tenants at the Ashley Overlook Property:

                               TENANT INFORMATION

                                                                      CREDIT RATINGS
                                                PARENT                (FITCH/MOODY'S/   SQUARE   % OF   BASE RENT      LEASE
           TENANT NAME                          COMPANY                   S&P)(1)        FEET     GLA      PSF      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Select Health of South Carolina    Select Health of South Carolina           NR         39,742   38.3%    $23.97     2/28/2014
Springfield College                      Springfield College             NR/Baa1/NR     23,591   22.7      23.21    12/31/2017
Prudential Carolina Real Estate/   Prudential Carolina Real Estate/
 O'Shaughnessy Real Estate, Inc.   O'Shaughnessy Real Estate, Inc.           NR         12,712   12.3      25.04    12/31/2011
------------------------------------------------------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE                                                                  76,045   73.3%    $23.91
==============================================================================================================================

(1)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Ashley Overlook Property:

                           LEASE ROLLOVER SCHEDULE(1)

                                                                                                                   CUMULATIVE
             NUMBER OF                                            % OF      CUMULATIVE   CUMULATIVE   CUMULATIVE      % OF
               LEASES    SQUARE FEET   % OF GLA    BASE RENT   BASE RENT   SQUARE FEET    % OF GLA     BASE RENT    BASE RENT
   YEAR       EXPIRING     EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------

Vacant          NAP          9,773         9.4%   $        0       0.0%        9,733          9.4%    $        0        0.0%
MTM              0               0           0             0       0.0         9,733          9.4              0        0.0
2008             0               0         0.0             0       0.0         9,733          9.4              0        0.0
2009             0               0         0.0             0       0.0         9,733          9.4              0        0.0
2010             0               0         0.0             0       0.0         9,733          9.4              0        0.0
2011             1          12,712        12.3       318,308      14.0        22,485         21.7        318,308       14.0
2012             3          10,090         9.7       253,985      11.2        32,575         31.4        572,294       25.2
2013             0               0           0             0      0.00        32,575         31.4        572,294       25.2
2014             3          47,562        45.9     1,147,229      50.6        80,137         77.3      1,719,523       75.8
2015             0               0           0             0       0.0        80,137         77.3      1,719,523       75.8
2016             0               0           0             0       0.0        80,137         77.3      1,719,523       75.8
2017             1          23,951        22.7       547,547      24.2       103,728        100.0      2,267,070      100.0
2018             0               0           0             0       0.0       103,728        100.0      2,267,070      100.0
Thereafter       0               0           0             0       0.0       103,728        100.0      2,267,070      100.0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL            8         103,728       100.0%   $2,267,070     100.0%      103,728        100.0%    $2,267,070      100.0%
==============================================================================================================================

(1)  Information obtained from the Ashley Overlook Borrower's rent roll dated
     March 31, 2008.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       74

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

THE MARKET.(1) The Ashley Overlook Property is specifically located in the Lower
North Charleston Office sub-market. This submarket lies to the east and west of
Interstate 526 from I-26 and the airport to the north and the Ashley River to the south. The Lower North Charleston sub-market contained 2,043,070 sf of office space and maintained an average rental rate of $24.07/sf gross and a market occupancy of 94% as of second quarter 2007. At year end 2007, approximately 150,000 square feet of spec office space was added to Lower North
Charleston sub-market. As of year end 2007, the overall Lower North Charleston sub-market contained approximately 2,193,070 square feet of office space with an overall occupancy of 80.31% and an average rental rate of $18.79/square foot.

THE BORROWER. The borrowers (the "Ashley Overlook Borrowers") are 34 tenants-in-common (each, a "TIC"), each of which is a single purpose, bankruptcy remote Delaware limited liability company. Each TIC has waived its rights to partition the Ashley Overlook Property and has joint and several liability with respect to the Loan. The Ashley Overlook Borrowers are sponsored by NNN Realty Advisors, Inc.

PROPERTY MANAGEMENT. The property will be managed by Triple Net Properties
Realty, Inc., an affiliate of the Ashley Overlook Loan sponsor.

LOCKBOX. A hard lockbox was established upon origination of the Ashley Overlook
Loan. The loan documents require the Ashley Overlook Borrowers to direct tenants to pay rent directly into the lockbox account. So long as no event of default exists, any remaining funds in the lockbox account after debt service payments and other disbursements are disbursed to the Ashley Overlook
Borrowers.

ESCROWS. The following escrow/reserve accounts have been established with respect to Ashley Overlook Loan:

                               ESCROWS / RESERVES

         TYPE:              INITIAL    MONTHLY
----------------------------------------------
Taxes                     $   18,659   $1,696
Insurance                 $   68,186   $5,682
Capital Expenditures(1)   $        0   $1,729
Debt Service Reserve(2)   $  158,256   $    0
TI/LC Reserve(3)          $1,200,000   $    0

(1)  Capped at $41,492.

(2)  $27,523 shall be disbursed monthly beginning in November 2007 through March
     2008 and applied to interest only under the Ashley Overlook Loan so long as no event of default is in existence at the time of disbursement. $6,881 shall be disbursed monthly beginning in April 2008 through October 2008 and applied to interest only under the Ashley Overlook Loan so long as no event of default is in existence at the time of disbursement.

(3)  Beginning in year 7 of the loan term lender will begin collecting $7,500 per month for tenant improvements and leasing commissions.

ADDITIONAL DEBT. Not Permitted

RELEASE PROVISIONS. None

(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies upon many assumptions and no representation is made as to the accuracy of those assumptions. Based on information obtained from Colliers. No representation is made as to the accuracy of such information.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       75

MERRILL LYNCH MORTGAGE TRUST 2008-C1
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-C1

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc. and
PNC Capital Markets LLC (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY
INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION
CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       76